UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Disciplined Value Fund

Semiannual report 9/30/16

A message to shareholders

Dear shareholder,

The past six months were generally positive for U.S. equities, particularly for small-capitalization stocks. Major indexes reached all-time highs this summer, elevated by a mix of low interest rates globally, continued strong earnings here in the United States, and relatively little trading volume.

Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance. Even household incomes have begun to rise in earnest. As stocks notched new highs in July and August, market volatility was surprisingly muted. Choppy markets returned in September, however, as investors speculated when the U.S. Federal Reserve (Fed) would make its next rate increase. The recent U.S. presidential election also affected the markets.

It's prudent to expect that volatility will pick up in the coming months. Indeed, this summer's market milestones have been greeted with more angst than optimism on the part of investors. Lofty stock valuations in the United States have been on investors' minds, coupled with the potential for additional interest-rate increases by the Fed, which are widely expected given the health of the underlying economy. Should markets encounter tougher going this fall, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
32	Notes to financial statements
40	Continuation of investment advisory and subadvisory agreements
46	More information

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Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

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PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Market shrugs off signs of global stress

Despite spurts of global market volatility during the period, equities continued to advance.

The fund was up, but trailed its benchmark

The fund was outpaced by its benchmark, the Russell 1000 Value Index, due to adverse stock selection.

Stock selection in healthcare, industrials, and energy detracted

The healthcare, industrials, and energy sectors were the top relative detractors; the utilities and information technology sectors were the biggest contributors.

SECTOR COMPOSITION AS OF 9/30/16 (%)

Financials	22.3
Health care	15.7
Information technology	15.3
Energy	12.2
Industrials	10.8
Consumer discretionary	7.7
Materials	7.2
Consumer staples	2.7
Telecommunication services	1.6
Utilities	1.2
Real estate	0.4
Short-term investments and other	2.9

As a percentage of net assets.

A note about risks

Value stocks may decline in price. Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments in a wider variety of sectors. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Mark E. Donovan, CFA, Boston Partners

Mark E. Donovan, CFA
Portfolio Manager
Boston Partners

Can you describe the market environment over the six months ended September 30, 2016?

U.S. equities advanced for the period, despite a lengthy list of challenges that included high valuations for stocks and concern about rising interest rates. Aside from the recovery in the energy sector, as oil prices have risen from their cycle lows in February, this period's major themes have been investors' flight to yield and low volatility.

In addition, news of the U.K.'s referendum vote to withdraw from the European Union briefly sent shock waves through the markets in the middle of the period before stocks stabilized and regained much of what they lost only days later. As a result, the market initially paid robustly for perceived safety, especially seeking yield in real estate investment trusts (REITs), utilities, and consumer discretionary, before those stocks became expensive, and then sold off in the latter part of the period. In this environment, the fund's benchmark, the Russell 1000 Value Index, was up 8.22%.

What factors caused the fund to underperform its benchmark?

Stock selection primarily drove relative underperformance. The healthcare and industrials sectors were the most significant detractors from relative returns, primarily driven by adverse security selection. The energy and consumer discretionary sectors also detracted from relative returns due to adverse selection in energy and an overweight allocation in consumer discretionary.

Relative to the benchmark, the top individual detractors were Delta Air Lines, Inc. and Gilead Sciences, Inc. Delta dipped as fuel price concerns drove the stock lower. Biotech Gilead Sciences fell

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       4

"U.S. equities advanced for the period, despite a lengthy list of challenges that included high valuations for stocks and concern about rising interest rates."
as anaylsts questioned the long-term sales of some of its drugs, but we see attractive value and continue to hold the fund's position. Retail pharmacy and health aid company CVS Health Corp., health services provider Cigna Corp., and French-based pharmaceutical firm Sanofi SA were also detractors in the healthcare sector. Additional detractors included Target Corp. and PPG Industries, Inc. We sold Target prior to period end.

What performed well?

An underweight in utilities and overweight in information technology contributed to relative returns. One of the top individual contributors was gold miner Barrick Gold Corp. Stock selection in the information technology sector also contributed; and solid earnings reports from eBay, Inc., Computer Sciences Corp., and Hewlett Packard Enterprise Company were constructive. In financials, shares of JPMorgan Chase & Co., Discover Financial Services, and Citigroup, Inc. gained.

What were some notable additions and deletions to the portfolio?

During the period, key purchases included Chevron Corp., Marathon Oil Corp., Coca Cola European

TOP 10 HOLDINGS AS OF 9/30/16 (%)

Johnson & Johnson	4.5
JPMorgan Chase & Co.	4.2
Berkshire Hathaway, Inc., Class B	3.6
Bank of America Corp.	2.7
Merck & Company, Inc.	2.6
Chevron Corp.	2.6
Discover Financial Services	2.1
Raytheon Company	2.0
McKesson Corp.	1.9
General Dynamics Corp.	1.8
TOTAL	28.0
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       5

"The healthcare and industrials sectors were the most significant detractors from relative returns, primarily driven by adverse security selection."
Partners PLC, Nucor Corp., United Technologies Corp., and Sanofi. Marathon Oil in particular is an attractively valued exploration and production firm in the midst of a multi-year strategic shift to reallocate capital from long cycle international oil and gas developments and exploration to onshore U.S. resource development. The shift should result in improving returns on capital in the years ahead. The company has an underappreciated asset base and an improved balance sheet following an equity deal and numerous asset sales that exceeded street valuation expectations. We believe there is meaningful upside in the shares as the stock trades at a discount to peers.

Recent sales include Target Corp. (as previously mentioned), Anthem, Inc., The Travelers Companies, Inc., Liberty Media Corp. and Wells Fargo & Company.

How was the portfolio positioned at the end of the period?

We continue to favor healthcare, information technology, and materials given that these are stable industries with solid free cash flow. The fund continued to be underweight in consumer staples, REITs, and utilities.

While we are certainly not calling an inflection point, we are clearly seeing indications that other

COUNTRY COMPOSITION AS OF 9/30/16 (%)

United States	89.6
Switzerland	3.2
United Kingdom	2.7
Canada	2.0
France	0.9
Ireland	0.9
Netherlands	0.7
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       6

investors are beginning to share some of our concerns about these sectors where the fund is underweight, as they are still too expensive on both relative and historical levels. While we view broad equities as fairly valued, we continue to find select opportunities. The fund's valuation edge and quality advantage over the benchmark will remain our focus as we position it for the long term.

MANAGED BY

Mark E. Donovan, CFA On the fund since inception Investing since 1981
David J. Pyle, CFA On the fund since 2000 Investing since 1995

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2016

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	6-month	5-year	10-year	Since inception
Class A1	4.48	14.00	6.12	—	0.44	92.57	81.09	—
Class B1	4.16	14.00	5.72	—	0.35	92.56	74.37	—
Class C1	8.13	14.30	5.75	—	4.33	95.11	74.87	—
Class I1,2	10.26	15.51	7.01	—	5.83	105.65	96.81	—
Class I2[1,2]	10.26	15.51	6.95	—	5.83	105.62	95.75	—
Class R1[1,2]	9.54	14.69	6.24	—	5.49	98.44	83.18	—
Class R2[1,2]	9.82	15.00	6.44	—	5.66	101.12	86.67	—
Class R3[1,2]	9.66	14.80	6.35	—	5.55	99.38	85.07	—
Class R4[1,2]	10.15	15.30	6.73	—	5.83	103.78	91.84	—
Class R5[1,2]	10.30	15.58	7.03	—	5.89	106.23	97.23	—
Class R6[1,2]	10.38	15.61	7.06	—	5.95	106.52	97.90	—
Class NAV[2,3]	10.44	15.65	—	13.71	5.94	106.88	—	156.83
Index 1†	16.20	16.15	5.85	—	8.22	111.40	76.62	—
Index 2†	15.43	16.37	7.24	—	6.40	113.44	101.14	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.08	1.83	1.83	0.81	0.81	1.47	1.22	1.37	1.07	0.77	0.72	0.70
Net (%)	1.08	1.83	1.83	0.81	0.81	1.47	1.22	1.37	0.97	0.77	0.70	0.70

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	9-30-06	17,437	17,437	17,662	20,114
Class C1,4	9-30-06	17,487	17,487	17,662	20,114
Class I1,2	9-30-06	19,681	19,681	17,662	20,114
Class I2[1,2]	9-30-06	19,575	19,575	17,662	20,114
Class R1[1,2]	9-30-06	18,318	18,318	17,662	20,114
Class R2[1,2]	9-30-06	18,667	18,667	17,662	20,114
Class R3[1,2]	9-30-06	18,507	18,507	17,662	20,114
Class R4[1,2]	9-30-06	19,184	19,184	17,662	20,114
Class R5[1,2]	9-30-06	19,723	19,723	17,662	20,114
Class R6[1,2]	9-30-06	19,790	19,790	17,662	20,114
Class NAV[2]	5-29-09	25,683	25,683	17,662	20,114

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares and its Institutional shares were exchanged for Class I shares of John Hancock Disciplined Value Fund. Class A, Class B, and Class C shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A, Class B, and Class C shares, as applicable. Class I and Class I2 shares were first offered on 12-22-08. The returns prior to this date are those of the predecessor fund's Institutional shares that have been recalculated to reflect the gross fees and expenses of Class I and Class I2 shares, as applicable. Class R1 shares were first offered on 7-13-09; Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,057.30	$5.52	1.07%
Class B	1,000.00	1,053.50	9.37	1.82%
Class C	1,000.00	1,053.30	9.37	1.82%
Class I	1,000.00	1,058.30	4.18	0.81%
Class I2	1,000.00	1,058.30	4.13	0.80%
Class R1	1,000.00	1,054.90	7.52	1.46%
Class R2	1,000.00	1,056.60	6.24	1.21%
Class R3	1,000.00	1,055.50	6.96	1.35%
Class R4	1,000.00	1,058.30	4.95	0.96%
Class R5	1,000.00	1,058.90	3.92	0.76%
Class R6	1,000.00	1,059.50	3.61	0.70%
Class NAV	1,000.00	1,059.40	3.56	0.69%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.70	$5.42	1.07%
Class B	1,000.00	1,015.90	9.20	1.82%
Class C	1,000.00	1,015.90	9.20	1.82%
Class I	1,000.00	1,021.00	4.10	0.81%
Class I2	1,000.00	1,021.10	4.05	0.80%
Class R1	1,000.00	1,017.70	7.38	1.46%
Class R2	1,000.00	1,019.00	6.12	1.21%
Class R3	1,000.00	1,018.30	6.83	1.35%
Class R4	1,000.00	1,020.30	4.86	0.96%
Class R5	1,000.00	1,021.30	3.85	0.76%
Class R6	1,000.00	1,021.60	3.55	0.70%
Class NAV	1,000.00	1,021.60	3.50	0.69%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       11

Fund's investments

As of 9-30-16 (unaudited)
	Shares	Value
Common stocks 97.1%		$12,807,857,480
(Cost $11,460,553,024)
Consumer discretionary 7.7%		1,017,320,987
Hotels, restaurants and leisure 0.3%
Six Flags Entertainment Corp.	823,557	44,150,891
Household durables 1.7%
DR Horton, Inc.	2,559,220	77,288,444
PulteGroup, Inc.	7,359,870	147,491,795
Media 5.2%
CBS Corp., Class B	2,018,573	110,496,686
Comcast Corp., Class A	1,916,586	127,146,315
Liberty Global PLC LiLAC, Series C (I)	2,085,778	58,506,073
Liberty Global PLC, Series C (I)	3,685,664	121,774,339
Omnicom Group, Inc.	463,823	39,424,955
The Interpublic Group of Companies, Inc.	3,043,059	68,012,369
Time Warner, Inc.	2,070,484	164,831,231
Specialty retail 0.5%
Best Buy Company, Inc.	1,524,303	58,197,889
Consumer staples 2.7%		362,296,493
Beverages 0.5%
Coca-Cola European Partners PLC	1,737,692	69,333,911
Food and staples retailing 1.4%
CVS Health Corp.	1,058,579	94,202,942
Walgreens Boots Alliance, Inc.	1,163,517	93,802,741
Food products 0.8%
Tyson Foods, Inc., Class A	1,405,610	104,956,899
Energy 12.2%		1,609,605,441
Oil, gas and consumable fuels 12.2%
Canadian Natural Resources, Ltd.	4,402,298	141,049,628
Chevron Corp.	3,290,949	338,704,471
Diamondback Energy, Inc. (I)	1,713,936	165,463,381
Energen Corp.	1,235,845	71,332,973
EOG Resources, Inc.	1,317,523	127,417,649
EQT Corp.	1,205,908	87,573,039
Gulfport Energy Corp. (I)	2,068,930	58,447,273
Marathon Oil Corp.	7,748,104	122,497,524
Marathon Petroleum Corp.	1,752,595	71,137,831
Newfield Exploration Company (I)	1,214,637	52,788,124
Occidental Petroleum Corp.	2,464,946	179,743,862
Phillips 66	2,401,610	193,449,686

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       12

	Shares	Value
Financials 22.3%		$2,940,616,458
Banks 9.9%
Bank of America Corp.	23,084,201	361,267,746
BB&T Corp.	2,449,136	92,381,410
Citigroup, Inc.	4,656,543	219,928,526
Fifth Third Bancorp	3,917,171	80,145,319
JPMorgan Chase & Co.	8,324,658	554,338,976
Consumer finance 4.5%
Ally Financial, Inc.	8,060,889	156,945,509
Capital One Financial Corp.	1,233,370	88,592,967
Discover Financial Services	4,809,039	271,951,155
Navient Corp.	4,964,934	71,842,595
Diversified financial services 3.6%
Berkshire Hathaway, Inc., Class B (I)	3,260,396	471,029,410
Insurance 4.3%
Aon PLC	962,264	108,245,077
Chubb, Ltd.	1,694,201	212,876,356
MetLife, Inc.	2,528,610	112,346,142
The Allstate Corp.	2,005,280	138,725,270
Health care 15.7%		2,074,015,510
Biotechnology 1.8%
Gilead Sciences, Inc.	2,996,806	237,107,291
Health care providers and services 5.9%
Cigna Corp.	1,084,101	141,280,042
Express Scripts Holding Company (I)	2,227,886	157,132,800
Laboratory Corp. of America Holdings (I)	505,662	69,518,412
McKesson Corp.	1,471,381	245,352,782
UnitedHealth Group, Inc.	1,151,660	161,232,400
Pharmaceuticals 8.0%
Johnson & Johnson	5,008,529	591,657,531
Merck & Company, Inc.	5,595,002	349,184,075
Sanofi, ADR	3,182,775	121,550,177
Industrials 10.8%		1,421,434,296
Aerospace and defense 6.5%
General Dynamics Corp.	1,569,373	243,503,915
Lockheed Martin Corp.	397,292	95,238,838
Raytheon Company	1,927,290	262,361,988
Textron, Inc.	2,159,295	85,831,976
United Technologies Corp.	1,726,010	175,362,616
Air freight and logistics 0.7%
United Parcel Service, Inc., Class B	841,682	92,046,344

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       13

	Shares	Value
Industrials (continued)
Airlines 1.5%
Delta Air Lines, Inc.	3,563,008	$140,239,995
United Continental Holdings, Inc. (I)	1,164,498	61,101,210
Construction and engineering 0.6%
Jacobs Engineering Group, Inc. (I)	1,401,343	72,477,460
Industrial conglomerates 1.5%
Honeywell International, Inc.	843,282	98,318,248
Koninklijke Philips NV - NY Shares	3,208,912	94,951,706
Information technology 15.3%		2,023,023,515
Communications equipment 1.4%
Brocade Communications Systems, Inc.	4,015,170	37,060,019
Harris Corp.	1,651,438	151,288,235
Electronic equipment, instruments and components 2.7%
Flextronics International, Ltd. (I)	9,910,343	134,978,872
TE Connectivity, Ltd.	3,325,571	214,100,261
Internet software and services 3.1%
Alphabet, Inc., Class A (I)	290,393	233,493,396
eBay, Inc. (I)	5,458,935	179,598,962
IT services 1.8%
Computer Sciences Corp.	3,297,925	172,184,664
Leidos Holdings, Inc.	1,580,965	68,424,165
Semiconductors and semiconductor equipment 1.3%
Texas Instruments, Inc.	2,504,983	175,799,707
Software 2.6%
Microsoft Corp.	2,563,102	147,634,675
Oracle Corp.	4,838,472	190,055,180
Technology hardware, storage and peripherals 2.4%
Apple, Inc.	1,384,116	156,474,314
Hewlett Packard Enterprise Company	7,117,849	161,931,065
Materials 7.2%		944,187,896
Chemicals 3.5%
LyondellBasell Industries NV, Class A	1,323,386	106,744,315
Methanex Corp.	1,332,410	47,540,389
PPG Industries, Inc.	890,120	92,002,803
The Dow Chemical Company	4,204,900	217,939,967
Construction materials 0.8%
CRH PLC, ADR	3,341,317	111,165,617
Containers and packaging 1.2%
Sealed Air Corp.	1,520,344	69,662,162
WestRock Company	1,681,940	81,540,451

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       14

			Shares	Value
Materials (continued)
Metals and mining 1.7%
	Barrick Gold Corp.		4,178,774	$74,047,875
	Nucor Corp.		1,625,562	80,384,041
	Steel Dynamics, Inc.		2,527,422	63,160,276
Real estate 0.4%				46,992,679
Equity real estate investment trusts 0.4%
	Equity Residential		730,494	46,992,679
Telecommunication services 1.6%				204,647,495
Diversified telecommunication services 1.6%
	Verizon Communications, Inc.		3,937,043	204,647,495
Utilities 1.2%				163,716,710
Independent power and renewable electricity producers 1.2%
	AES Corp.		12,740,600	163,716,710
	Yield (%)		Shares	Value
Short-term investments 3.1%				$406,188,223
(Cost $406,188,223)
Money market funds 3.1%				406,188,223
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2692(Y	)	406,188,223	406,188,223
Total investments (Cost $11,866,741,247)† 100.2%				$13,214,045,703
Other assets and liabilities, net (0.2%)				($23,619,464)
Total net assets 100.0%				$13,190,426,239

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-16.
†	At 9-30-16, the aggregate cost of investment securities for federal income tax purposes was $11,947,193,227. Net unrealized appreciation aggregated to $1,266,852,476, of which $1,442,885,800 related to appreciated investment securities and $176,033,324 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-16 (unaudited)

Assets
Investments, at value (Cost $11,866,741,247)	$13,214,045,703
Foreign currency, at value (Cost $1,545,838)	1,536,745
Receivable for fund shares sold	22,333,317
Dividends and interest receivable	18,889,235
Receivable for securities lending income	457,365
Receivable due from advisor	1,176
Other receivables and prepaid expenses	270,487
Total assets	13,257,534,028
Liabilities
Payable for investments purchased	39,704,572
Payable for fund shares repurchased	25,332,568
Payable to affiliates
Accounting and legal services fees	287,500
Transfer agent fees	941,729
Distribution and service fees	152,928
Trustees' fees	9,741
Other liabilities and accrued expenses	678,751
Total liabilities	67,107,789
Net assets	$13,190,426,239
Net assets consist of
Paid-in capital	$11,985,816,239
Undistributed net investment income	133,293,467
Accumulated net realized gain (loss) on investments and foreign currency transactions	(275,982,483)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,347,299,016
Net assets	$13,190,426,239

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       16

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,751,303,163 ÷ 93,903,360 shares)[1]	$18.65
Class B ($12,923,373 ÷ 737,106 shares)[1]	$17.53
Class C ($289,515,019 ÷ 16,468,411 shares)[1]	$17.58
Class I ($7,220,672,098 ÷ 397,959,441 shares)	$18.14
Class I2 ($47,915,940 ÷ 2,640,948 shares)	$18.14
Class R1 ($26,385,840 ÷ 1,460,049 shares)	$18.07
Class R2 ($135,606,902 ÷ 7,492,704 shares)	$18.10
Class R3 ($27,826,055 ÷ 1,539,669 shares)	$18.07
Class R4 ($277,921,476 ÷ 15,324,198 shares)	$18.14
Class R5 ($296,780,733 ÷ 16,333,287 shares)	$18.17
Class R6 ($2,309,231,403 ÷ 127,069,201 shares)	$18.17
Class NAV ($794,344,237 ÷ 43,695,885 shares)	$18.18
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.63

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       17

STATEMENT OF OPERATIONS   For the six months ended 9-30-16 (unaudited)

Investment income
Dividends	$151,636,146
Securities lending	1,237,119
Interest	356,458
Less foreign taxes withheld	(454,524)
Total investment income	152,775,199
Expenses
Investment management fees	44,526,268
Distribution and service fees	5,554,239
Accounting and legal services fees	940,087
Transfer agent fees	5,850,520
Trustees' fees	131,644
State registration fees	273,118
Printing and postage	502,175
Professional fees	241,616
Custodian fees	737,679
Other	96,635
Total expenses	58,853,981
Less expense reductions	(839,694)
Net expenses	58,014,287
Net investment income	94,760,912
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	55,351,400
Affiliated investments	6,923
55,358,323
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	605,153,620
Affiliated investments	(2,130)
605,151,490
Net realized and unrealized gain	660,509,813
Increase in net assets from operations	$755,270,725

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-16	Year ended 3-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$94,760,912	$142,864,984
Net realized gain (loss)	55,358,323	(46,969,513)
Change in net unrealized appreciation (depreciation)	605,151,490	(877,252,040)
Increase (decrease) in net assets resulting from operations	755,270,725	(781,356,569)
Distributions to shareholders
From net investment income
Class A	—	(27,728,943)
Class B	—	(46,278)
Class C	—	(972,189)
Class I	—	(99,117,523)
Class I2	—	(856,842)
Class R1	—	(162,991)
Class R2	—	(1,237,692)
Class R3	—	(227,765)
Class R4	—	(3,084,295)
Class R5	—	(5,356,973)
Class R6	—	(26,166,598)
Class NAV	—	(10,834,910)
From net realized gain
Class A	—	(84,699,290)
Class B	—	(510,604)
Class C	—	(10,725,915)
Class I	—	(242,069,838)
Class I2	—	(2,092,624)
Class R1	—	(797,491)
Class R2	—	(4,353,601)
Class R3	—	(965,781)
Class R4	—	(8,517,823)
Class R5	—	(12,597,550)
Class R6	—	(58,494,746)
Class NAV	—	(24,221,158)
Total distributions	—	(625,839,420)
From fund share transactions	(551,507,059)	1,190,687,737
Total increase (decrease)	203,763,666	(216,508,252)
Net assets
Beginning of period	12,986,662,573	13,203,170,825
End of period	$13,190,426,239	$12,986,662,573
Undistributed net investment income	$133,293,467	$38,532,555

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       19

Financial highlights

Class A Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.64		$19.44	$18.94	$15.94	$14.33	$13.83
Net investment income[2]	0.11		0.16	0.20	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.90		(1.18)	1.19	3.85	2.09	0.77
Total from investment operations	1.01		(1.02)	1.39	3.97	2.23	0.88
Less distributions
From net investment income	—		(0.19)	(0.10)	(0.09)	(0.12)	(0.07)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.78)	(0.89)	(0.97)	(0.62)	(0.38)
Net asset value, end of period	$18.65		$17.64	$19.44	$18.94	$15.94	$14.33
Total return (%)[3,4]	5.73	[5]	(5.29)	7.53	25.30	16.04	6.91
Ratios and supplemental data
Net assets, end of period (in millions)	$1,751		$2,375	$2,705	$2,702	$1,481	$1,068
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	[6]	1.08	1.08	1.12	1.20	1.24
Expenses including reductions	1.07	[6]	1.07	1.08	1.11	1.20	1.24
Net investment income	1.18	[6]	0.87	1.04	0.68	0.95	0.82
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       20

Class B Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$16.64		$18.38	$18.00	$15.24	$13.73	$13.30
Net investment income (loss)[2]	0.04		0.02	0.04	(0.03)	0.01	— [3]
Net realized and unrealized gain (loss) on investments	0.85		(1.12)	1.13	3.67	2.01	0.74
Total from investment operations	0.89		(1.10)	1.17	3.64	2.02	0.74
Less distributions
From net investment income	—		(0.05)	—	—	(0.01)	—
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.64)	(0.79)	(0.88)	(0.51)	(0.31)
Net asset value, end of period	$17.53		$16.64	$18.38	$18.00	$15.24	$13.73
Total return (%)[4,5]	5.35	[6]	(6.02)	6.68	24.21	15.09	5.99
Ratios and supplemental data
Net assets, end of period (in millions)	$13		$14	$19	$19	$14	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	[7]	1.85	1.91	1.96	2.08	2.14
Expenses including reductions	1.82	[7]	1.84	1.90	1.96	2.05	2.05
Net investment income (loss)	0.43	[7]	0.09	0.20	(0.17)	0.10	0.01
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       21

Class C Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$16.69		$18.43	$18.03	$15.26	$13.74	$13.30
Net investment income (loss)[2]	0.04		0.02	0.07	(0.02)	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.85		(1.12)	1.12	3.67	2.01	0.74
Total from investment operations	0.89		(1.10)	1.19	3.65	2.03	0.75
Less distributions
From net investment income	—		(0.05)	—	—	(0.01)	—
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.64)	(0.79)	(0.88)	(0.51)	(0.31)
Net asset value, end of period	$17.58		$16.69	$18.43	$18.03	$15.26	$13.74
Total return (%)[3,4]	5.33	[5]	(6.00)	6.78	24.25	15.19	6.07
Ratios and supplemental data
Net assets, end of period (in millions)	$290		$309	$302	$171	$59	$40
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	[6]	1.83	1.84	1.88	1.98	2.02
Expenses including reductions	1.82	[6]	1.82	1.83	1.88	1.98	2.02
Net investment income (loss)	0.43	[6]	0.12	0.35	(0.09)	0.17	0.04
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       22

Class I Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.14		$18.91	$18.44	$15.54	$13.99	$13.52
Net investment income[2]	0.13		0.20	0.25	0.17	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.87		(1.14)	1.16	3.75	2.04	0.75
Total from investment operations	1.00		(0.94)	1.41	3.92	2.22	0.90
Less distributions
From net investment income	—		(0.24)	(0.15)	(0.14)	(0.17)	(0.12)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.83)	(0.94)	(1.02)	(0.67)	(0.43)
Net asset value, end of period	$18.14		$17.14	$18.91	$18.44	$15.54	$13.99
Total return (%)[3]	5.83	[4]	(5.02)	7.86	25.61	16.40	7.27
Ratios and supplemental data
Net assets, end of period (in millions)	$7,221		$6,730	$7,026	$3,671	$1,680	$711
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[5]	0.81	0.81	0.83	0.87	0.88
Expenses including reductions	0.81	[5]	0.80	0.81	0.83	0.87	0.88
Net investment income	1.46	[5]	1.13	1.34	0.96	1.26	1.18
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       23

Class I2 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.14		$18.92	$18.45	$15.55	$13.99	$13.53
Net investment income[2]	0.13		0.20	0.24	0.17	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.87		(1.15)	1.17	3.75	2.05	0.75
Total from investment operations	1.00		(0.95)	1.41	3.92	2.23	0.90
Less distributions
From net investment income	—		(0.24)	(0.15)	(0.14)	(0.17)	(0.13)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.83)	(0.94)	(1.02)	(0.67)	(0.44)
Net asset value, end of period	$18.14		$17.14	$18.92	$18.45	$15.55	$13.99
Total return (%)[3]	5.83	[4]	(5.07)	7.85	25.63	16.51	7.24
Ratios and supplemental data
Net assets, end of period (in millions)	$48		$49	$89	$75	$34	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[5]	0.82	0.84	0.87	0.92	0.93
Expenses including reductions	0.80	[5]	0.81	0.83	0.85	0.85	0.85
Net investment income	1.45	[5]	1.11	1.28	0.96	1.29	1.21
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       24

Class R1 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.13		$18.90	$18.43	$15.54	$13.99	$13.52
Net investment income[2]	0.07		0.09	0.12	0.04	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.87		(1.15)	1.15	3.75	2.04	0.74
Total from investment operations	0.94		(1.06)	1.27	3.79	2.12	0.80
Less distributions
From net investment income	—		(0.12)	(0.01)	(0.02)	(0.07)	(0.02)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.71)	(0.80)	(0.90)	(0.57)	(0.33)
Net asset value, end of period	$18.07		$17.13	$18.90	$18.43	$15.54	$13.99
Total return (%)[3]	5.49	[4]	(5.66)	7.09	24.69	15.63	6.41
Ratios and supplemental data
Net assets, end of period (in millions)	$26		$26	$22	$13	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	[5]	1.48	1.54	1.67	1.85	2.16
Expenses including reductions	1.46	[5]	1.47	1.53	1.57	1.58	1.65
Net investment income	0.79	[5]	0.48	0.63	0.22	0.56	0.45
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       25

Class R2 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$17.13		$18.90	$18.44	$15.55	$14.00	$13.49
Net investment income[3]	0.09		0.13	0.19	0.08	0.12	—	[4]
Net realized and unrealized gain (loss) on investments	0.88		(1.14)	1.14	3.75	2.04	0.51
Total from investment operations	0.97		(1.01)	1.33	3.83	2.16	0.51
Less distributions
From net investment income	—		(0.17)	(0.08)	(0.06)	(0.11)	—
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	—
Total distributions	—		(0.76)	(0.87)	(0.94)	(0.61)	—
Net asset value, end of period	$18.10		$17.13	$18.90	$18.44	$15.55	$14.00
Total return (%)[5]	5.66	[6]	(5.42)	7.39	24.98	15.90	3.78	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$136		$136	$120	$38	$4	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[8]	1.22	1.25	1.33	3.02	15.96	[8]
Expenses including reductions	1.21	[8]	1.21	1.24	1.32	1.32	1.40	[8]
Net investment income	1.05	[8]	0.74	0.99	0.45	0.80	0.41	[8]
Portfolio turnover (%)	34		61	44	45	44	44	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       26

Class R3 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.12		$18.89	$18.43	$15.54	$13.99	$13.52
Net investment income[2]	0.08		0.10	0.14	0.06	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.87		(1.14)	1.15	3.74	2.04	0.75
Total from investment operations	0.95		(1.04)	1.29	3.80	2.14	0.82
Less distributions
From net investment income	—		(0.14)	(0.04)	(0.03)	(0.09)	(0.04)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.73)	(0.83)	(0.91)	(0.59)	(0.35)
Net asset value, end of period	$18.07		$17.12	$18.89	$18.43	$15.54	$13.99
Total return (%)[3]	5.55	[4]	(5.57)	7.20	24.81	15.75	6.52
Ratios and supplemental data
Net assets, end of period (in millions)	$28		$30	$28	$15	$4	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	[6]	1.37	1.43	1.57	2.33	11.16
Expenses including reductions	1.35	[6]	1.37	1.42	1.47	1.48	1.55
Net investment income	0.89	[6]	0.57	0.73	0.35	0.67	0.54
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       27

Class R4 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.14		$18.92	$18.45	$15.54	$13.99	$13.52
Net investment income[2]	0.11		0.18	0.25	0.13	0.16	0.11
Net realized and unrealized gain (loss) on investments	0.89		(1.16)	1.12	3.76	2.03	0.75
Total from investment operations	1.00		(0.98)	1.37	3.89	2.19	0.86
Less distributions
From net investment income	—		(0.21)	(0.11)	(0.10)	(0.14)	(0.08)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.80)	(0.90)	(0.98)	(0.64)	(0.39)
Net asset value, end of period	$18.14		$17.14	$18.92	$18.45	$15.54	$13.99
Total return (%)[3]	5.83	[4]	(5.22)	7.67	25.44	16.19	6.86
Ratios and supplemental data
Net assets, end of period (in millions)	$278		$268	$228	$75	$5	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	[5]	1.06	1.08	1.11	1.63	2.35
Expenses including reductions	0.96	[5]	0.96	0.97	1.01	1.09	1.25
Net investment income	1.29	[5]	1.00	1.31	0.75	1.09	0.85
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       28

Class R5 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.16		$18.94	$18.47	$15.57	$14.00	$13.53
Net investment income[2]	0.13		0.21	0.24	0.18	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.88		(1.15)	1.19	3.76	2.04	0.74
Total from investment operations	1.01		(0.94)	1.43	3.94	2.24	0.89
Less distributions
From net investment income	—		(0.25)	(0.17)	(0.16)	(0.17)	(0.11)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.84)	(0.96)	(1.04)	(0.67)	(0.42)
Net asset value, end of period	$18.17		$17.16	$18.94	$18.47	$15.57	$14.00
Total return (%)[3]	5.89	[4]	(5.02)	7.98	25.71	16.55	7.20
Ratios and supplemental data
Net assets, end of period (in millions)	$297		$275	$376	$591	$415	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[5]	0.77	0.73	0.74	0.78	0.90
Expenses including reductions	0.76	[5]	0.76	0.72	0.73	0.78	0.90
Net investment income	1.51	[5]	1.16	1.27	1.05	1.42	1.19
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       29

Class R6 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$17.16		$18.94	$18.47	$15.57	$14.00	$12.19
Net investment income[3]	0.14		0.23	0.31	0.19	0.19	0.10
Net realized and unrealized gain (loss) on investments	0.87		(1.15)	1.12	3.75	2.06	2.15
Total from investment operations	1.01		(0.92)	1.43	3.94	2.25	2.25
Less distributions
From net investment income	—		(0.27)	(0.17)	(0.16)	(0.18)	(0.13)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.86)	(0.96)	(1.04)	(0.68)	(0.44)
Net asset value, end of period	$18.17		$17.16	$18.94	$18.47	$15.57	$14.00
Total return (%)[4]	5.95	[5]	(5.00)	7.99	25.72	16.60	19.09	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2,309		$2,024	$1,444	$356	$118	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	[6]	0.72	0.72	0.74	0.82	2.32	[6]
Expenses including reductions	0.70	[6]	0.69	0.69	0.73	0.82	0.86	[6]
Net investment income	1.57	[6]	1.26	1.63	1.06	1.28	1.31	[6]
Portfolio turnover (%)	34		61	44	45	44	44	[7]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       30

Class NAV Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$17.16		$18.94	$18.47	$15.57	$14.00	$13.53
Net investment income[2]	0.14		0.23	0.27	0.19	0.20	0.16
Net realized and unrealized gain (loss) on investments	0.88		(1.15)	1.16	3.75	2.05	0.75
Total from investment operations	1.02		(0.92)	1.43	3.94	2.25	0.91
Less distributions
From net investment income	—		(0.27)	(0.17)	(0.16)	(0.18)	(0.13)
From net realized gain	—		(0.59)	(0.79)	(0.88)	(0.50)	(0.31)
Total distributions	—		(0.86)	(0.96)	(1.04)	(0.68)	(0.44)
Net asset value, end of period	$18.18		$17.16	$18.94	$18.47	$15.57	$14.00
Total return (%)[3]	5.94	[4]	(4.95)	7.98	25.73	16.66	7.38
Ratios and supplemental data
Net assets, end of period (in millions)	$794		$750	$844	$543	$524	$338
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	[5]	0.70	0.69	0.71	0.74	0.77
Expenses including reductions	0.69	[5]	0.69	0.69	0.71	0.74	0.77
Net investment income	1.56	[5]	1.25	1.45	1.09	1.40	1.28
Portfolio turnover (%)	34		61	44	45	44	44

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       31

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to provide long-term growth of capital primarily through investments in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       32

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

As of September 30, 2016, the fund did not have any securites on loan.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       33

custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended September 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2016, were $13,837.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of March 31, 2016, the fund has a capital loss carryforward of $42,613,675 available to offset future net realized capital gains. This carryforward expires on March 31, 2017.

It is estimated that this capital loss carryforward, which was acquired on July 10, 2009, in a merger with John Hancock Classic Value Fund II, will likely expire unused because of limitations of its use under tax rules.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       34

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, redemptions-in-kind and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2016, the waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.85% for Class I2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense. The expense limitation expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets. The expense limitation expires on June 30, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$86,540	Class R3	$1,121
Class B	516	Class R4	10,484
Class C	11,398	Class R5	11,003
Class I	268,759	Class R6	274,086
Class I2	1,785	Class NAV	28,569

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Class	Expense reduction	Class	Expense reduction
Class R1	1,006	Total	$700,435
Class R2	5,168

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2016 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $139,259 for Class R4 shares for the six months ended September 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,690,118 for the six months ended September 30, 2016. Of this amount, $265,043 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,419,701 was paid as sales commissions to broker-dealers and $5,374 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2016, CDSCs received by the Distributor amounted to $4,729, $5,145 and $23,168 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses,

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including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,880,451	$1,411,573
Class B	68,607	8,412
Class C	1,515,530	185,849
Class I	—	3,960,723
Class I2	—	26,318
Class R1	100,237	2,320
Class R2	341,897	11,919
Class R3	95,848	2,584
Class R4	484,735	24,192
Class R5	66,934	25,413
Class R6	—	191,217
Total	$5,554,239	$5,850,520

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$161,661,868	5	0.715%	$16,054
Lender	$100,348,874	1	0.700%	$1,951

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2016 and for the year ended March 31, 2016 were as follows:

		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	11,974,562	$217,058,398	44,301,255	$815,798,359
Distributions reinvested	—	—	6,158,076	110,599,044
Repurchased	(52,699,260)	(961,974,916)	(54,962,551)	(993,920,242)
Net decrease	(40,724,698)	($744,916,518)	(4,503,220)	($67,522,839)

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		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class B shares
Sold	22,426	$382,183	59,738	$1,047,300
Distributions reinvested	—	—	30,922	525,357
Repurchased	(135,467)	(2,309,068)	(256,680)	(4,503,364)
Net decrease	(113,041)	($1,926,885)	(166,020)	($2,930,707)
Class C shares
Sold	1,134,670	$19,391,841	5,528,820	$97,427,585
Distributions reinvested	—	—	569,548	9,699,400
Repurchased	(3,167,112)	(54,401,921)	(3,996,905)	(69,093,915)
Net increase (decrease)	(2,032,442)	($35,010,080)	2,101,463	$38,033,070
Class I shares
Sold	74,611,639	$1,315,054,989	190,491,019	$3,407,661,480
Distributions reinvested	—	—	16,212,130	282,739,548
Repurchased	(69,371,913)	(1,226,872,053)	(185,473,837)	(3,207,447,590)
Net increase	5,239,726	$88,182,936	21,229,312	$482,953,438
Class I2 shares
Sold	69,039	$1,227,269	307,430	$5,381,768
Distributions reinvested	—	—	168,625	2,940,817
Repurchased	(302,578)	(5,283,932)	(2,314,009)	(39,718,862)
Net decrease	(233,539)	($4,056,663)	(1,837,954)	($31,396,277)
Class R1 shares
Sold	189,102	$3,316,007	833,092	$15,071,611
Distributions reinvested	—	—	37,411	653,189
Repurchased	(264,474)	(4,674,508)	(485,576)	(8,813,049)
Net increase (decrease)	(75,372)	($1,358,501)	384,927	$6,911,751
Class R2 shares
Sold	694,434	$12,216,316	3,045,759	$54,867,155
Distributions reinvested	—	—	251,595	4,390,340
Repurchased	(1,124,472)	(19,786,290)	(1,707,876)	(30,900,304)
Net increase (decrease)	(430,038)	($7,569,974)	1,589,478	$28,357,191
Class R3 shares
Sold	162,240	$2,843,779	717,928	$12,779,175
Distributions reinvested	—	—	68,397	1,193,531
Repurchased	(373,492)	(6,628,320)	(503,038)	(9,017,120)
Net increase (decrease)	(211,252)	($3,784,541)	283,287	$4,955,586
Class R4 shares
Sold	1,497,572	$26,180,677	6,987,432	$128,107,381
Distributions reinvested	—	—	664,878	11,602,118
Repurchased	(1,829,125)	(32,452,270)	(4,055,369)	(73,641,619)
Net increase (decrease)	(331,553)	($6,271,593)	3,596,941	$66,067,880

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		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	2,604,126	$46,190,255	6,518,206	$118,337,460
Distributions reinvested	—	—	1,028,324	17,954,523
Repurchased	(2,281,558)	(40,423,248)	(11,368,179)	(189,153,298)
Net increase (decrease)	322,568	$5,767,007	(3,821,649)	($52,861,315)
Class R6 shares
Sold	21,698,051	$382,621,870	51,954,451	$924,773,229
Distributions reinvested	—	—	4,781,990	83,445,718
Repurchased	(12,608,968)	(222,686,928)	(15,027,396)	(268,907,175)
Net increase	9,089,083	$159,934,942	41,709,045	$739,311,772
Class NAV shares
Sold	2,238,093	$40,034,111	3,426,415	$60,770,799
Distributions reinvested	—	—	2,007,793	35,056,068
Repurchased	(2,274,855)	(40,531,300)	(6,282,156)	(117,018,680)
Net decrease	(36,762)	($497,189)	(847,948)	($21,191,813)
Total net increase (decrease)	(29,537,320)	($551,507,059)	59,717,662	$1,190,687,737

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on September 30, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $4,491,246,582 and $5,008,376,856, respectively, for the six months ended September 30, 2016.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2016, funds within the John Hancock group of funds complex held 4.88% of the fund's net assets.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc., doing business as Boston Partners (the Subadvisor), for John Hancock Disciplined Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2015 and outperformed its benchmark index for the five-year period ended December 31, 2015. The Board also noted that

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the fund underperformed its peer group average for the one-year period ended December 31, 2015 and outperformed its peer group average for the three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the five-year period and to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       43

considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF322361	340SA 9/16 11/16

John Hancock

Core High Yield Fund

Semiannual report 9/30/16

A message to shareholders

Dear shareholder,

Fixed-income returns were mostly positive globally over the past six months, with particular strength coming from U.S. high-yield bonds and emerging-market debt. Of note, despite being low compared with historical norms, longer-term bond yields in the United States continued to offer value relative to international markets, many of which are grappling with negative yields as foreign central banks look for ways to spur growth.

While additional interest-rate increases by the U.S. Federal Reserve are expected eventually, the timing has proven hard to predict. Economic growth has been somewhat choppy, with jobs gains slowing in recent months. Political uncertainty has been another factor, with the aftershocks of the U.K.'s vote in late June to leave the European Union and the recent U.S. presidential election still reverberating.

While riskier market segments have performed well in recent months—many equity indexes, for example, hit all-time highs in August—it's prudent to expect the trend to reverse. Should markets encounter more turbulence as we finish out 2016, remember that one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Core High Yield Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
33	Continuation of investment advisory and subadvisory agreements
38	Shareholder meeting
39	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks total return, consisting of a high level of current income and capital appreciation.

PORTFOLIO COMPOSITION AS OF 9/30/16 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Frequent trading may increase fund transaction costs and increase taxable distributions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       2

QUALITY COMPOSITION AS OF 9/30/16 (%)

SECTOR COMPOSITION AS OF 9/30/16 (%)

COUNTRY COMPOSITION AS OF 9/30/16 (%)

United States	84.0
Canada	5.7
Luxembourg	4.2
Ireland	1.4
France	1.0
United Kingdom	1.0
Other countries	2.7
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,107.70	$6.34	1.20%
Class C	1,000.00	1,103.60	10.28	1.95%
Class I	1,000.00	1,109.10	4.60	0.87%
Class R6	1,000.00	1,109.80	4.28	0.81%
Class NAV	1,000.00	1,109.70	4.39	0.83%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       4

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.10	$6.07	1.20%
Class C	1,000.00	1,015.30	9.85	1.95%
Class I	1,000.00	1,020.70	4.41	0.87%
Class R6	1,000.00	1,021.00	4.10	0.81%
Class NAV	1,000.00	1,020.90	4.20	0.83%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       5

Fund's investments

As of 9-30-16 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 93.4%				$427,060,530
(Cost $428,391,055)
Consumer discretionary 17.6%				80,509,568
Auto components 1.6%
Adient Global Holdings, Ltd. (S)	4.875	08-15-26	1,575,000	1,575,000
Lear Corp.	5.250	01-15-25	2,500,000	2,712,500
ZF North America Capital, Inc. (S)	4.750	04-29-25	2,800,000	2,940,000
Automobiles 0.5%
General Motors Company	4.000	04-01-25	2,250,000	2,301,397
Hotels, restaurants and leisure 3.0%
Eldorado Resorts, Inc.	7.000	08-01-23	3,000,000	3,183,750
GLP Capital LP	5.375	04-15-26	1,200,000	1,290,000
International Game Technology PLC (S)	6.500	02-15-25	3,500,000	3,771,250
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.000	06-01-24	865,000	903,925
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.250	06-01-26	1,050,000	1,110,375
Landry's, Inc. (S)	6.750	10-15-24	650,000	661,375
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	2,515,000	2,511,856
Mohegan Tribal Gaming Authority	9.750	09-01-21	450,000	485,438
Household durables 0.9%
Beazer Homes USA, Inc.	7.500	09-15-21	650,000	656,500
Beazer Homes USA, Inc. (S)	8.750	03-15-22	1,240,000	1,308,200
Modular Space Corp. (H)(S)	10.250	01-31-19	4,575,000	1,921,500
Media 9.5%
Altice Luxembourg SA (S)	7.625	02-15-25	1,000,000	1,028,750
AMC Networks, Inc.	5.000	04-01-24	1,000,000	1,005,000
Cablevision Systems Corp.	8.000	04-15-20	2,000,000	2,095,000
CCO Holdings LLC	5.125	02-15-23	3,000,000	3,127,500
Cengage Learning, Inc. (S)	9.500	06-15-24	1,720,000	1,745,800
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	2,000,000	2,082,500
DISH DBS Corp. (S)	7.750	07-01-26	1,000,000	1,062,500
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	875,000	946,094
Gray Television, Inc. (S)	5.125	10-15-24	910,000	892,938
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24	1,772,000	1,913,760
MDC Partners, Inc. (S)	6.500	05-01-24	4,750,000	4,358,125
Outfront Media Capital LLC	5.875	03-15-25	2,200,000	2,310,000
Radio One, Inc. (S)	9.250	02-15-20	1,235,000	1,151,638
Sirius XM Radio, Inc. (S)	5.375	04-15-25	2,250,000	2,323,125
Sirius XM Radio, Inc. (S)	5.375	07-15-26	1,460,000	1,500,150
Sirius XM Radio, Inc. (S)	6.000	07-15-24	3,000,000	3,198,750

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       6

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Time, Inc. (S)	5.750	04-15-22	2,500,000	$2,456,250
Viacom, Inc.	4.375	03-15-43	4,900,000	4,516,772
Virgin Media Finance PLC (S)	6.375	04-15-23	2,500,000	2,625,000
WMG Acquisition Corp. (S)	5.000	08-01-23	680,000	690,200
WMG Acquisition Corp. (S)	6.750	04-15-22	2,250,000	2,385,000
Multiline retail 0.2%
Neiman Marcus Group, Ltd., LLC (S)	8.000	10-15-21	1,355,000	1,124,650
Specialty retail 1.6%
GameStop Corp. (S)	6.750	03-15-21	1,500,000	1,548,750
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	2,000,000	1,950,000
L Brands, Inc.	6.950	03-01-33	3,500,000	3,666,250
Textiles, apparel and luxury goods 0.3%
Hanesbrands, Inc. (S)	4.875	05-15-26	600,000	613,500
Wolverine World Wide, Inc. (S)	5.000	09-01-26	850,000	858,500
Consumer staples 6.0%				27,491,688
Food and staples retailing 1.7%
Performance Food Group, Inc. (S)	5.500	06-01-24	1,750,000	1,806,875
Simmons Foods, Inc. (S)	7.875	10-01-21	1,500,000	1,496,250
SUPERVALU, Inc.	7.750	11-15-22	2,500,000	2,387,500
Tops Holding LLC (S)	8.000	06-15-22	2,245,000	2,020,500
Food products 0.9%
FAGE International SA (S)	5.625	08-15-26	850,000	875,500
Southern States Cooperative, Inc. (S)	10.000	08-15-21	1,845,000	1,448,325
TreeHouse Foods, Inc. (S)	6.000	02-15-24	1,800,000	1,937,250
Household products 1.5%
Central Garden & Pet Company	6.125	11-15-23	2,500,000	2,681,250
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23	2,500,000	2,576,550
Spectrum Brands, Inc.	6.625	11-15-22	1,500,000	1,623,750
Personal products 0.9%
Revlon Consumer Products Corp.	5.750	02-15-21	3,500,000	3,570,000
Revlon Consumer Products Corp. (S)	6.250	08-01-24	655,000	676,288
Tobacco 1.0%
Alliance One International, Inc.	9.875	07-15-21	2,685,000	2,282,250
Vector Group, Ltd.	7.750	02-15-21	2,000,000	2,109,400
Energy 13.2%				60,201,314
Energy equipment and services 2.8%
Antero Midstream Partners LP (S)	5.375	09-15-24	1,600,000	1,620,000
CSI Compressco LP	7.250	08-15-22	2,865,000	2,707,425
Parsley Energy LLC (S)	6.250	06-01-24	650,000	671,125
Sabine Pass Liquefaction LLC (S)	5.875	06-30-26	1,225,000	1,331,422

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       7

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
Summit Midstream Holdings LLC	5.500	08-15-22	5,000,000	$4,762,500
Weatherford International, Ltd.	8.250	06-15-23	1,800,000	1,782,000
Oil, gas and consumable fuels 10.4%
Antero Resources Corp.	5.125	12-01-22	1,870,000	1,884,025
Callon Petroleum Company (S)	6.125	10-01-24	625,000	646,875
Calumet Specialty Products Partners LP	6.500	04-15-21	1,800,000	1,471,500
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	1,625,000	1,755,000
Citgo Holding, Inc. (S)	10.750	02-15-20	1,500,000	1,503,750
Denbury Resources, Inc.	4.625	07-15-23	1,575,000	1,047,375
Energy XXI Gulf Coast, Inc. (H)(S)	11.000	03-15-20	3,000,000	1,200,000
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	4,800,000	4,932,000
Halcon Resources Corp. (S)	8.625	02-01-20	2,000,000	2,010,000
Halcon Resources Corp. (S)	12.000	02-15-22	2,301,000	2,301,000
Kinder Morgan, Inc.	5.550	06-01-45	2,000,000	2,056,324
Murphy Oil Corp.	6.875	08-15-24	610,000	630,793
Newfield Exploration Company	5.375	01-01-26	1,300,000	1,303,250
Oasis Petroleum, Inc.	6.875	03-15-22	1,395,000	1,335,713
PBF Holding Company LLC (S)	7.000	11-15-23	1,500,000	1,413,750
Sanchez Energy Corp.	6.125	01-15-23	2,500,000	2,006,250
SandRidge Energy, Inc. (H)(S)	8.750	06-01-20	4,000,000	1,440,000
SM Energy Company	5.625	06-01-25	3,000,000	2,820,000
SM Energy Company	6.750	09-15-26	1,015,000	1,025,150
Tallgrass Energy Partners LP (S)	5.500	09-15-24	1,050,000	1,057,875
Teekay Offshore Partners LP	6.000	07-30-19	4,040,000	3,333,000
Tesoro Logistics LP	6.375	05-01-24	2,250,000	2,413,125
Whiting Petroleum Corp.	6.250	04-01-23	2,000,000	1,830,000
Williams Partners LP	4.875	03-15-24	4,750,000	4,802,649
WPX Energy, Inc.	5.250	09-15-24	1,175,000	1,107,438
Financials 9.5%				43,504,714
Banks 4.2%
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (Q)	5.800	11-15-19	5,000,000	5,031,250
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25	1,190,000	1,261,400
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	3,835,000	3,717,553
JPMorgan Chase & Co. (5.300% to 05-01-2020, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	3,000,000	3,041,250
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (Q)(S)	7.375	09-13-21	1,510,000	1,479,800
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	4,400,000	4,559,500

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       8

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 1.1%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	5,000,000	$5,106,250
Consumer finance 1.3%
Credit Acceptance Corp.	6.125	02-15-21	3,271,000	3,287,355
Enova International, Inc.	9.750	06-01-21	3,000,000	2,685,000
Diversified financial services 0.6%
ARD Finance SA, PIK (S)	7.125	09-15-23	1,500,000	1,492,500
Nationstar Mortgage LLC	6.500	08-01-18	1,385,000	1,407,506
Thrifts and mortgage finance 2.3%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	2,225,000	2,113,750
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	2,000,000	2,015,000
MGIC Investment Corp.	5.750	08-15-23	1,090,000	1,133,600
Nationstar Mortgage LLC	6.500	06-01-22	1,300,000	1,248,000
Quicken Loans, Inc. (S)	5.750	05-01-25	2,000,000	1,985,000
Stearns Holdings LLC (S)	9.375	08-15-20	2,000,000	1,940,000
Health care 7.7%				35,169,921
Health care providers and services 6.2%
Centene Corp.	6.125	02-15-24	1,400,000	1,519,000
Community Health Systems, Inc.	6.875	02-01-22	2,000,000	1,720,000
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	380,000	364,800
DaVita, Inc.	5.125	07-15-24	2,000,000	2,040,000
HCA, Inc.	5.375	02-01-25	4,480,000	4,625,600
HealthSouth Corp.	5.750	11-01-24	2,600,000	2,692,612
LifePoint Health, Inc.	5.875	12-01-23	3,000,000	3,105,000
MEDNAX, Inc. (S)	5.250	12-01-23	2,000,000	2,102,500
Molina Healthcare, Inc.	5.375	11-15-22	2,500,000	2,581,250
Quorum Health Corp. (S)	11.625	04-15-23	2,500,000	2,075,000
Select Medical Corp.	6.375	06-01-21	5,750,000	5,656,563
Pharmaceuticals 1.5%
Mallinckrodt International Finance SA (S)	5.500	04-15-25	1,475,000	1,401,250
Mallinckrodt International Finance SA (S)	5.750	08-01-22	3,000,000	2,958,750
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	675,000	577,125
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	2,025,000	1,750,471
Industrials 8.0%				36,362,955
Aerospace and defense 0.8%
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	1,500,000	1,586,250
LMI Aerospace, Inc.	7.375	07-15-19	806,000	810,030
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	580,000	622,050
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	1,100,000	782,375

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       9

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Air freight and logistics 0.8%
XPO Logistics, Inc. (S)	6.500	06-15-22	3,345,000	$3,499,706
Airlines 0.5%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	2,000,000	2,080,000
Building products 0.7%
Builders FirstSource, Inc. (S)	5.625	09-01-24	740,000	758,500
Builders FirstSource, Inc. (S)	10.750	08-15-23	2,000,000	2,295,000
Commercial services and supplies 0.2%
LSC Communications, Inc. (S)	8.750	10-15-23	810,000	807,975
Construction and engineering 0.6%
AECOM	5.750	10-15-22	2,800,000	2,940,868
Electrical equipment 0.3%
Cortes NP Acquisition Corp. (S)	9.250	10-15-24	1,305,000	1,305,000
Machinery 0.3%
Trinity Industries, Inc.	4.550	10-01-24	1,230,000	1,223,838
Professional services 0.3%
IMS Health, Inc. (S)	5.000	10-15-26	1,250,000	1,300,000
Road and rail 0.6%
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23	3,000,000	2,842,500
Trading companies and distributors 2.9%
AerCap Ireland Capital, Ltd.	4.500	05-15-21	5,000,000	5,231,250
Ahern Rentals, Inc. (S)	7.375	05-15-23	2,000,000	1,295,000
Aircastle, Ltd.	5.000	04-01-23	2,215,000	2,314,675
Aircastle, Ltd.	5.125	03-15-21	1,970,000	2,105,438
United Rentals North America, Inc.	5.500	07-15-25	2,500,000	2,562,500
Information technology 3.9%				17,727,670
Communications equipment 0.2%
Hughes Satellite Systems Corp. (S)	6.625	08-01-26	660,000	636,900
Internet software and services 0.8%
InterActiveCorp	4.875	11-30-18	1,775,000	1,817,156
Match Group, Inc.	6.375	06-01-24	1,677,000	1,819,545
Semiconductors and semiconductor equipment 2.3%
Micron Technology, Inc. (S)	5.250	08-01-23	4,750,000	4,655,000
Micron Technology, Inc. (S)	5.250	01-15-24	2,000,000	1,945,000
Micron Technology, Inc. (S)	5.625	01-15-26	2,800,000	2,695,000
Micron Technology, Inc. (S)	7.500	09-15-23	1,140,000	1,266,244
Software 0.6%
JDA Escrow LLC (S)	7.375	10-15-24	830,000	852,825
Open Text Corp. (S)	5.625	01-15-23	2,000,000	2,040,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       10

	Rate (%)	Maturity date	Par value^	Value
Materials 10.7%				$49,067,151
Chemicals 4.6%
Ashland, Inc.	6.875	05-15-43	2,500,000	2,725,000
Axalta Coating Systems LLC (S)	4.875	08-15-24	1,170,000	1,198,519
CVR Partners LP (S)	9.250	06-15-23	1,450,000	1,401,063
NOVA Chemicals Corp. (S)	5.250	08-01-23	3,000,000	3,067,500
Platform Specialty Products Corp. (S)	6.500	02-01-22	5,125,000	4,984,063
The Chemours Company	6.625	05-15-23	6,002,000	5,866,955
Tronox Finance LLC	6.375	08-15-20	500,000	461,250
Tronox Finance LLC (S)	7.500	03-15-22	1,525,000	1,391,563
Construction materials 0.6%
Standard Industries, Inc. (S)	5.375	11-15-24	2,845,000	2,930,350
Containers and packaging 1.8%
Ardagh Packaging Finance PLC (S)	4.625	05-15-23	1,000,000	1,006,250
Cascades, Inc. (S)	5.500	07-15-22	1,632,000	1,658,520
Graphic Packaging International, Inc.	4.750	04-15-21	500,000	533,750
Reynolds Group Issuer, Inc.	5.750	10-15-20	2,350,000	2,423,438
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24	2,250,000	2,413,125
Metals and mining 2.7%
Alcoa Nederland Holding BV (S)	7.000	09-30-26	475,000	491,031
Essar Steel Algoma, Inc. (H)(S)	9.500	11-15-19	4,000,000	540,000
First Quantum Minerals, Ltd. (S)	7.250	05-15-22	2,750,000	2,447,500
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22	700,000	724,360
Lundin Mining Corp. (S)	7.500	11-01-20	1,365,000	1,450,313
Novelis Corp. (S)	5.875	09-30-26	770,000	788,288
Novelis Corp. (S)	6.250	08-15-24	855,000	908,438
Signode Industrial Group Lux SA (S)	6.375	05-01-22	2,410,000	2,440,125
Teck Resources, Ltd.	6.250	07-15-41	1,000,000	957,500
Teck Resources, Ltd. (S)	8.500	06-01-24	1,405,000	1,608,725
Paper and forest products 1.0%
Boise Cascade Company (S)	5.625	09-01-24	760,000	771,400
Norbord, Inc. (S)	6.250	04-15-23	3,650,000	3,878,125
Real estate 1.0%				4,591,168
Equity real estate investment trusts 0.5%
Communications Sales & Leasing, Inc.	8.250	10-15-23	2,000,000	2,098,980
Real estate management and development 0.5%
Mattamy Group Corp. (S)	6.500	11-15-20	2,500,000	2,492,188
Telecommunication services 11.7%				53,713,891
Diversified telecommunication services 9.1%
Altice Financing SA (S)	7.500	05-15-26	3,195,000	3,326,794
CenturyLink, Inc.	7.500	04-01-24	2,300,000	2,455,250
Frontier Communications Corp.	6.250	09-15-21	1,130,000	1,086,213
Frontier Communications Corp.	7.125	01-15-23	4,500,000	4,196,250

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       11

	Rate (%)		Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Frontier Communications Corp.	11.000		09-15-25	1,930,000	$2,012,025
GCI, Inc.	6.875		04-15-25	3,600,000	3,690,000
Inmarsat Finance PLC (S)	4.875		05-15-22	2,225,000	2,113,750
Intelsat Jackson Holdings SA	7.500		04-01-21	6,000,000	4,530,000
SBA Communications Corp.	4.875		07-15-22	3,000,000	3,105,000
SFR Group SA (S)	7.375		05-01-26	2,000,000	2,044,380
T-Mobile USA, Inc.	6.000		03-01-23	6,000,000	6,409,860
T-Mobile USA, Inc.	6.000		04-15-24	2,100,000	2,247,000
Wind Acquisition Finance SA (S)	7.375		04-23-21	3,335,000	3,489,244
Windstream Services LLC	7.750		10-01-21	1,000,000	995,000
Wireless telecommunication services 2.6%
Digicel, Ltd. (S)	6.000		04-15-21	3,500,000	3,115,000
Sprint Communications, Inc.	6.000		11-15-22	2,000,000	1,872,500
Sprint Communications, Inc.	8.375		08-15-17	2,000,000	2,077,500
Sprint Corp.	7.125		06-15-24	5,075,000	4,948,125
Utilities 4.1%					18,720,490
Electric utilities 1.2%
Talen Energy Supply LLC	4.600		12-15-21	3,500,000	2,598,750
Talen Energy Supply LLC (S)	4.625		07-15-19	2,900,000	2,726,000
Gas utilities 0.4%
AmeriGas Partners LP	5.625		05-20-24	1,750,000	1,855,000
Independent power and renewable electricity producers 2.5%
Dynegy, Inc.	5.875		06-01-23	4,322,000	3,922,215
NRG Energy, Inc. (S)	6.625		01-15-27	2,300,000	2,254,000
NRG Energy, Inc. (S)	7.250		05-15-26	930,000	946,275
NRG Yield Operating LLC	5.375		08-15-24	4,300,000	4,418,250
Term loans (M) 3.1%					$14,138,131
(Cost $16,297,427)
Consumer discretionary 0.7%					3,168,675
Media 0.4%
Lions Gate Entertainment Corp. (T)		TBD	06-27-17	2,025,000	2,025,000
Specialty retail 0.3%
Payless, Inc.	5.000		03-11-21	1,955,000	1,143,675
Industrials 1.4%					6,431,103
Aerospace and defense 0.7%
WP CPP Holdings LLC	4.500		12-28-19	3,183,463	3,115,814
Machinery 0.5%
Gardner Denver, Inc.	4.250		07-30-20	2,188,718	2,117,585
Road and rail 0.2%
Livingston International, Inc.	9.500		04-18-20	1,330,783	1,197,704

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       12

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 1.0%				$4,538,353
Diversified telecommunication services 1.0%
Birch Communications, Inc.	7.750	07-17-20	5,932,488	4,538,353
			Shares	Value
Common stocks 0.5%				$2,141,649
(Cost $2,743,647)
Energy 0.3%				1,249,649
Energy equipment and services 0.0%
TPT Acquisition, Inc. (I)			2,560	0
Oil, gas and consumable fuels 0.3%
Halcon Resources Corp. (I)			123,230	1,155,897
Seventy Seven Energy, Inc. (I)			4,974	93,752
Financials 0.2%				892,000
Diversified financial services 0.2%
iPayment, Inc. (I)			223,000	892,000
Preferred securities 1.2%				$5,351,434
(Cost $5,380,070)
Health care 0.2%				813,309
	Teva Pharmaceutical Industries, Ltd., 7.000%		1,000	813,309
Utilities 1.0%				4,538,125
	Dominion Resources, Inc., 6.750%		44,000	2,195,600
	DTE Energy Co., 6.500% (I)		22,040	1,146,080
	NextEra Energy, Inc., 6.123%		24,025	1,196,445
Warrants 0.0%				$63,456
(Cost $1,747,023)
Seventy Seven Energy, Inc. (Expiration Date: 8-1-21) (I)(N)			27,003	63,456
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$180
(Cost $290,749)
Energy 0.0%				180
Seventy Seven Energy, Inc. (I)	6.500	07-15-22	3,130,000	180
			Par value^	Value
Short-term investments 0.7%				$3,438,000
(Cost $3,438,000)
Repurchase agreement 0.7%				3,438,000
Repurchase Agreement with State Street Corp. dated 9-30-16 at 0.030% to be repurchased at $3,438,009 on 10-3-16, collateralized by $3,185,000 U.S. Treasury Notes, 3.500% due 5-15-20 (valued at $3,511,463, including interest)			3,438,000	3,438,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       13

Par value^	Value
Repurchase agreement (continued)
Total investments (Cost $458,287,971)† 98.9%	$452,193,380
Other assets and liabilities, net 1.1%	$5,013,746
Total net assets 100.0%	$457,207,126

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $194,239,856 or 42.5% of the fund's net assets as of 9-30-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
†	At 9-30-16, the aggregate cost of investment securities for federal income tax purposes was $458,547,806. Net unrealized depreciation aggregated to $6,354,426, of which $15,549,164 related to appreciated investment securities and $21,903,590 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-16 (unaudited)

Assets
Investments, at value (Cost $458,287,971)	$452,193,380
Cash	6,724,629
Foreign currency, at value (Cost $429,106)	422,879
Receivable for investments sold	1,450,777
Receivable for fund shares sold	893,080
Unrealized appreciation on forward foreign currency contracts	44,117
Interest receivable	7,776,210
Other receivables and prepaid expenses	60,196
Total assets	469,565,268
Liabilities
Payable for investments purchased	9,964,185
Unrealized depreciation on forward foreign currency contracts	33,681
Payable for fund shares repurchased	1,967,936
Distributions payable	64,997
Payable to affiliates
Accounting and legal services fees	12,979
Transfer agent fees	38,824
Trustees' fees	837
Other liabilities and accrued expenses	274,703
Total liabilities	12,358,142
Net assets	$457,207,126
Net assets consist of
Paid-in capital	$577,813,288
Accumulated distributions in excess of net investment income	(4,030,666)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(110,485,113)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(6,090,383)
Net assets	$457,207,126

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($235,655,622 ÷ 24,648,893 shares)[1]	$9.56
Class C ($50,848,179 ÷ 5,319,732 shares)[1]	$9.56
Class I ($102,624,031 ÷ 10,727,739 shares)	$9.57
Class R6 ($97,450 ÷ 10,196 shares)	$9.56
Class NAV ($67,981,844 ÷ 7,107,830 shares)	$9.56
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.96

1	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
2	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       15

STATEMENT OF OPERATIONS  For the six months ended 9-30-16 (unaudited)

Investment income
Interest	$16,071,681
Dividends	23,348
Less foreign taxes withheld	(2,625)
Total investment income	16,092,404
Expenses
Investment management fees	1,522,501
Distribution and service fees	574,298
Accounting and legal services fees	35,595
Transfer agent fees	244,860
Trustees' fees	5,203
State registration fees	117,211
Printing and postage	113,161
Professional fees	143,209
Custodian fees	40,348
Other	11,343
Total expenses	2,807,729
Less expense reductions	(51,068)
Net expenses	2,756,661
Net investment income	13,335,743
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(54,417,849)
(54,417,849)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	89,565,728
89,565,728
Net realized and unrealized gain	35,147,879
Increase in net assets from operations	$48,483,622

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-16	Year ended 3-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$13,335,743	$46,738,588
Net realized loss	(54,417,849)	(46,959,989)
Change in net unrealized appreciation (depreciation)	89,565,728	(61,051,997)
Increase (decrease) in net assets resulting from operations	48,483,622	(61,273,398)
Distributions to shareholders
From net investment income
Class A	(7,761,811)	(22,694,766)
Class C	(1,431,172)	(3,808,119)
Class I	(3,478,430)	(16,415,472)
Class R2[1]	(1,822)	(6,632)
Class R4[1]	(1,848)	(6,816)
Class R6	(3,690)	(7,983)
Class NAV	(2,239,236)	(6,628,140)
Total distributions	(14,918,009)	(49,567,928)
From fund share transactions	(59,675,516)	(233,564,053)
Total decrease	(26,109,903)	(344,405,379)
Net assets
Beginning of period	483,317,029	827,722,408
End of period	$457,207,126	$483,317,029
Accumulated distribution in excess of net investment income	($4,030,666)	($2,448,400)

1Class R2 and Class R4 shares liquidated on 7-19-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       17

Financial highlights

Class A Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$8.91		$10.37	$11.03	$11.02	$10.52	$11.35
Net investment income[2]	0.26		0.65	0.63	0.71	0.74	1.07
Net realized and unrealized gain (loss) on investments	0.68		(1.42)	(0.63)	0.10	0.53	(0.25)
Total from investment operations	0.94		(0.77)	—	0.81	1.27	0.82
Less distributions
From net investment income	(0.29)		(0.69)	(0.66)	(0.74)	(0.76)	(1.04)
From net realized gain	—		—	—	(0.06)	(0.01)	(0.61)
Total distributions	(0.29)		(0.69)	(0.66)	(0.80)	(0.77)	(1.65)
Net asset value, end of period	$9.56		$8.91	$10.37	$11.03	$11.02	$10.52
Total return (%)[3,4]	10.77	[5]	(7.54)	(0.03)	7.62	12.59	8.12
Ratios and supplemental data
Net assets, end of period (in millions)	$236		$252	$373	$313	$208	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[6,7]	1.09	1.08	1.15	1.30	1.68
Expenses including reductions	1.16	[6,7]	1.08	1.07	1.15	1.18	1.24
Net investment income	5.54	[6]	6.71	5.87	6.45	6.83	9.82
Portfolio turnover (%)	81		41	28	26	15	64

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Certain expenses are presented unannualized due to one time merger expense.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       18

Class C Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	[2]
Per share operating performance
Net asset value, beginning of period	$8.91		$10.36	$11.03	$11.02	$11.01
Net investment income[3]	0.22		0.58	0.55	0.61	0.01
Net realized and unrealized gain (loss) on investments	0.68		(1.41)	(0.64)	0.10	—	[4]
Total from investment operations	0.90		(0.83)	(0.09)	0.71	0.01
Less distributions
From net investment income	(0.25)		(0.62)	(0.58)	(0.64)	—
From net realized gain	—		—	—	(0.06)	—
Total distributions	(0.25)		(0.62)	(0.58)	(0.70)	—
Net asset value, end of period	$9.56		$8.91	$10.36	$11.03	$11.02
Total return (%)[5,6]	10.36	[7]	(8.15)	(0.86)	6.73	0.09	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$51		$52	$64	$28	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[9,10]	1.85	1.83	2.22	16.98	[9]
Expenses including reductions	1.91	[9,10]	1.84	1.82	1.93	1.93	[9]
Net investment income	4.78	[9]	5.99	5.12	5.58	5.54	[9]
Portfolio turnover (%)	81		41	28	26	15	[11]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class C shares is 3-27-13.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	Certain expenses are presented unannualized due to one time merger expense.
11	The portfolio turnover is shown for the period from 4-1-12 to 3-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       19

Class I Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$8.92		$10.37	$11.04	$11.02	$10.52	$11.36
Net investment income[2]	0.27		0.67	0.66	0.73	0.77	1.10
Net realized and unrealized gain (loss) on investments	0.68		(1.40)	(0.64)	0.12	0.53	(0.26)
Total from investment operations	0.95		(0.73)	0.02	0.85	1.30	0.84
Less distributions
From net investment income	(0.30)		(0.72)	(0.69)	(0.77)	(0.79)	(1.07)
From net realized gain	—		—	—	(0.06)	(0.01)	(0.61)
Total distributions	(0.30)		(0.72)	(0.69)	(0.83)	(0.80)	(1.68)
Net asset value, end of period	$9.57		$8.92	$10.37	$11.04	$11.02	$10.52
Total return (%)[3]	10.91	[4]	(7.19)	0.14	8.01	12.90	8.39
Ratios and supplemental data
Net assets, end of period (in millions)	$103		$112	$277	$119	$40	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[6,7]	0.83	0.81	0.89	1.07	4.23
Expenses including reductions	0.84	[6,7]	0.82	0.80	0.87	0.87	0.90
Net investment income	5.87	[6]	6.91	6.13	6.71	7.06	10.17
Portfolio turnover (%)	81		41	28	26	15	64

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Certain expenses are presented unannualized due to one time merger expense.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       20

Class R6 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$8.91		$10.37	$10.35
Net investment income[3]	0.28		0.69	0.01
Net realized and unrealized gain (loss) on investments	0.68		(1.41)	0.01
Total from investment operations	0.96		(0.72)	0.02
Less distributions
From net investment income	(0.31)		(0.74)	—
Net asset value, end of period	$9.56		$8.91	$10.37
Total return (%)[4]	10.98	[5]	(7.10)	0.19	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	[7,8]	4.51	15.86	[7]
Expenses including reductions	0.78	[7,8]	0.70	0.67	[7]
Net investment income	6.09	[7]	7.26	8.24	[7]
Portfolio turnover (%)	81		41	28	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Certain expenses are presented unannualized due to one time merger expense.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       21

Class NAV Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$8.92		$10.37	$11.08
Net investment income[3]	0.28		0.68	0.40
Net realized and unrealized gain (loss) on investments	0.67		(1.40)	(0.69)
Total from investment operations	0.95		(0.72)	(0.29)
Less distributions
From net investment income	(0.31)		(0.73)	(0.42)
Net asset value, end of period	$9.56		$8.92	$10.37
Total return (%)[4]	10.97	[5]	(7.08)	(2.58	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$68		$67	$113
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	[6,7]	0.71	0.67	[6]
Expenses including reductions	0.79	[6,7]	0.70	0.67	[6]
Net investment income	5.89	[6]	7.06	6.40	[6]
Portfolio turnover (%)	81		41	28	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class NAV shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Certain expenses are presented unannualized due to one time merger expense.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       22

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Core High Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return, consisting of a high level of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class R2 and Class R4 shares were liquidated on July 19, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       23

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2016, by major security category or type:

	Total value at 9-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds
Consumer discretionary	$80,509,568	—	$80,509,568	—
Consumer staples	27,491,688	—	27,491,688	—
Energy	60,201,314	—	60,201,314	—
Financials	43,504,714	—	43,504,714	—
Health care	35,169,921	—	35,169,921	—
Industrials	36,362,955	—	36,362,955	—
Information technology	17,727,670	—	17,727,670	—
Materials	49,067,151	—	49,067,151	—
Real estate	4,591,168	—	4,591,168	—
Telecommunication services	53,713,891	—	53,713,891	—
Utilities	18,720,490	—	18,720,490	—
Term loans
Consumer discretionary	3,168,675	—	1,143,675	$2,025,000
Industrials	6,431,103	—	6,431,103	—
Telecommunication services	4,538,353	—	4,538,353	—
Common stocks
Energy	1,249,649	$1,249,649	—	—
Financials	892,000	892,000	—	—
Preferred securities
Health care	813,309	813,309	—	—
Utilities	4,538,125	4,538,125	—	—
Warrants	63,456	63,456	—	—
Escrow certificates	180	—	—	180
Short-term investments	3,438,000	—	3,438,000	—
Total investments in securities	$452,193,380	$7,556,539	$442,611,661	$2,025,180
Other financial instruments
Forward foreign currency contracts	$10,436	—	$10,436	—

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       24

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs),

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       25

accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended September 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2016, were $2,008.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2016, the fund has a short-term capital loss carryforward of $7,393,376 and a long-term capital loss carryforward of $47,914,735 available to offset future net realized capital gains. These carryforwards do not expire.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       26

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended September 30, 2016, the fund used forward foreign currency contracts to gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $6.7 million to $20.3 million, as measured at each quarter end. The following table summarizes the contracts held at September 30, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	8,000,000	USD	6,057,164	Royal Bank of Canada	12/21/2016	$44,117	—	$44,117
USD	6,494,522	CAD	8,559,780	Royal Bank of Canada	12/21/2016	—	($33,681)	(33,681)
						$44,117	($33,681)	$10,436

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       27

Currency abbreviation
CAD	Canadian Dollar	USD	United States Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at September 30, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$44,117	($33,681)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2016:

Risk	Statement of operations location	Investments and foreign currency transactions*
Foreign currency	Net realized gain (loss) on:	($298,382)

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2016:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign currency	Change in unrealized appreciation (depreciation)	$413,343

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.650% of the first $250 million of the fund's aggregate daily net assets; (b) 0.625% of the next $250 million of the fund's aggregate daily net assets; (c) 0.600% of the next $500 million of the fund's aggregate daily net assets; (d) 0.550% of the next $1.5 billion of the fund's aggregate

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       28

daily net assets; (e) 0.525% of the fund's aggregate daily net assets in excess of $2.5 billion. Aggregate net assets generally include the net assets of the fund and other funds identified in the management agreement. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets attributable to Class R6 shares. This waiver expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to the Class R4 liquidation, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class R4 shares in an amount equal to the amount by which all class level expenses of Class R4 shares exceed 1.07% of average net assets attributable to the class, excluding: taxes, fund brokerage commissions, interest and litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense.

Prior to July 1, 2016, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.87% and1.32% of average net assets for Class I and Class R2 shares, respectively.

For the six months ended September 30, 2016, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$9,398	Class R4	$2
Class C	1,974	Class R6	14
Class I	37,088	Class NAV	2,563
Class R2	2	Total	$51,041

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2016 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       29

rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12-1 fees.

The fund's Distributor has agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on August 31, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $27 for Class R4 shares for the six months ended September 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $308,871 for the six months ended September 30, 2016. Of this amount, $59,176 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $248,665 was paid as sales commissions to broker-dealers and $1,030 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2016, CDSCs received by the Distributor amounted to $46 and $3,281 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$312,262	$153,194
Class C	261,902	32,132
Class I	—	59,516
Class R2	67	4
Class R4	67	4
Class R6	—	10
Total	$574,298	$244,860

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2016 and for the year ended March 31, 2016 were as follows:

		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,641,347	$24,434,608	8,238,328	$79,682,372
Distributions reinvested	785,628	7,366,171	2,283,743	21,677,352
Repurchased	(7,074,724)	(65,986,413)	(18,233,718)	(172,858,434)
Net decrease	(3,647,749)	($34,185,634)	(7,711,647)	($71,498,710)
Class C shares
Sold	428,673	$3,968,089	1,639,390	$15,897,798
Distributions reinvested	146,788	1,375,188	391,305	3,697,636
Repurchased	(1,052,993)	(9,811,067)	(2,408,134)	(22,793,426)
Net decrease	(477,532)	($4,467,790)	(377,439)	($3,197,992)
Class I shares
Sold	2,890,017	$27,068,102	12,609,508	$124,812,848
Distributions reinvested	370,698	3,476,275	1,716,341	16,390,711
Repurchased	(5,109,083)	(47,601,083)	(28,483,388)	(267,210,065)
Net decrease	(1,848,368)	($17,056,706)	(14,157,539)	($126,006,506)
Class R2 shares[1]
Repurchased	(9,662)	($91,389)	—	—
Net increase (decrease)	(9,662)	($91,389)	—	—
Class R4 shares[1]
Repurchased	(9,662)	($91,388)	—	—
Net increase (decrease)	(9,662)	($91,388)	—	—
Class R6 shares
Sold	2,203	$20,102	6,500	$56,186
Distributions reinvested	71	655	96	831
Repurchased	(7,196)	(66,269)	(1,140)	(10,181)
Net increase (decrease)	(4,922)	($45,512)	5,456	$46,836
Class NAV shares
Sold	37,849	$357,555	210,393	$2,100,332
Distributions reinvested	238,703	2,239,236	695,135	6,628,140
Repurchased	(677,684)	(6,333,888)	(4,298,480)	(41,636,153)
Net decrease	(401,132)	($3,737,097)	(3,392,952)	($32,907,681)
Total net decrease	(6,399,027)	($59,675,516)	(25,634,121)	($233,564,053)

1Class R2 and Class R4 shares liquidated on 7-19-16.

Affiliates of the fund owned 95% and 100% of shares of beneficial interest of Class R6 and Class NAV, respectively, on September 30, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       31

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $367,390,195 and $419,314,135, respectively, for the six months ended September 30. 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2016, funds within the John Hancock group of funds complex held 14.9% of the fund's net assets. John Hancock Funds II Lifestyle Conservative Fund had an affiliate ownership of 9.9% of the fund's net assets.

Note 9 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period) ended September 30, 2016, the fund engaged in sales amounting to $10,524,479.

Note 10 — Subsequent event

At the close of business on October 28, 2016, the fund merged into John Hancock Focused High Yield Fund. This merger was approved by the Board of Trustees on June 23, 2016 and Shareholders of the fund approved the merger on September 30, 2016. In addition, John Hancock Focused High Yield Fund changed its name to John Hancock High Yield Fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       32

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (the Subadvisor), for John Hancock Core High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       33

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed its peer group average for the one- and three-year

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       34

periods ended December 31, 2015 and outperformed its peer group average for the five-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the five-year period. The Board took into account management's proposal to merge the fund into another fund in the complex and concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       35

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       36

the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       37

Special shareholder meeting

The fund held a Special Meeting of Shareholders on September 30, 2016. The following proposal was considered by the shareholders:

Proposal: Approve an Agreement and Plan of Reorganization between John Hancock Core High Yield Fund and John Hancock Focused High Yield Fund.

FOR	AGAINST	ABSTAIN
24,195,683.962	1,167,095,645	1,036,315.627

As a result of the shareholders' approval of the proposal, the reorganization occurred as of the close of business on October 28, 2016.

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       38

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK CORE HIGH YIELD FUND       39

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

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Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Core High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF322360	346SA 9/16 11/16

John Hancock

Small Company Fund

Semiannual report 9/30/16

A message to shareholders

Dear shareholder,

The past six months were generally positive for U.S. equities, particularly for small-capitalization stocks. Major indexes reached all-time highs this summer, elevated by a mix of low interest rates globally, continued strong earnings here in the United States, and relatively little trading volume.

Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance. Even household incomes have begun to rise in earnest. As stocks notched new highs in July and August, market volatility was surprisingly muted. Choppy markets returned in September, however, as investors speculated when the U.S. Federal Reserve (Fed) would make its next rate increase. The recent U.S. presidential election also affected the markets.

It's prudent to expect that volatility will pick up in the coming months. Indeed, this summer's market milestones have been greeted with more angst than optimism on the part of investors. Lofty stock valuations in the United States have been on investors' minds, coupled with the potential for additional interest-rate increases by the Fed, which are widely expected given the health of the underlying economy. Should markets encounter tougher going this fall, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Company Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
28	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks maximum long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16 (%)

The Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of the FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A shares' returns shown above for periods prior to this date are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Relative underperformance

The fund generated a good absolute return that nevertheless fell considerably short of its benchmark, the Russell 2000 Index, due to a challenging market backdrop for our investment philosophy.

Weak stock picking

Our stock selection hampered results, especially in the healthcare and materials sectors.

Sector allocation further detracted

An underweight in the healthcare sector hurt results, although security selection in real estate and consumer staples partly offset that negative impact.

SECTOR COMPOSITION AS OF 9/30/16 (%)

Information technology	18.0
Financials	16.8
Industrials	13.9
Consumer discretionary	11.5
Real estate	8.1
Health care	7.4
Materials	5.8
Consumer staples	5.1
Energy	4.9
Utilities	4.4
Short-term investments and other	4.1

As a percentage of net assets.

A note about risks

The stock prices of small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Owning an exchange-traded fund generally reflects the risks of owning the underlying securities it is designed to track. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kathryn Vorisek, Mesirow Financial Investment Management, Inc.

Kathryn Vorisek
Portfolio Manager
Mesirow Financial

How did the fund perform compared with the benchmark for the six months ended September 30, 2016?

Although it produced a positive absolute return, the fund underperformed its benchmark, the Russell 2000 Index, partly due to an inhospitable backdrop for our style of investing. During the period, concerns about sluggish global growth led global central banks, including the U.S. Federal Reserve, to maintain economically stimulative policies and delay expected interest-rate increases. As investors came to anticipate low rates to last for a longer-than-expected period, small-cap stocks enjoyed strong results. This was especially true for lower-quality companies with few profits and small market capitalizations. The market also favored companies with significant exposure to international markets, including emerging markets, or commodity prices.

Both of these trends hampered the fund's results, given that our management philosophy emphasizes higher-quality, lower-risk small caps, which were less likely to benefit from market conditions. Also, to the fund's detriment this period, we emphasized domestically focused companies rather than their internationally focused counterparts.

Looking more specifically at the fund's portfolio, it was hampered by subpar stock selection in a variety of sectors, especially healthcare and materials, and to a lesser extent in industrials, information technology, and financials. The fund did, however, see moderately favorable performance from stock selection in real estate and consumer staples.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       4

"... the fund underperformed its benchmark, the Russell 2000 Index, partly due to an inhospitable backdrop for our style of investing."

Which stocks detracted from performance relative to the benchmark?

In the materials sector, Headwaters, Inc., a manufacturer of construction materials, was a particularly big detractor. Headwaters makes fly ash, a substance used in concrete mixtures and derived from the burning of coal at power plants. Unfortunately, unfavorable weather conditions led to reduced demand for coal-fueled electricity, which in turn resulted in less supply of fly ash and difficulty for Headwaters in meeting its revenue target. At period end, we still held this stock in the portfolio, as we believed these were temporary challenges and saw favorable longer-term prospects for the company.

Another detractor in the materials category was Commercial Metals Company. Among other products, this metals fabricator makes rebar, steel bars widely used in the construction industry. As the price of rebar failed to increase to the same extent as that of other steel products, Commercial Metals' stock languished. We saw better opportunities elsewhere in the market and, in August, sold this holding from the fund.

TOP 10 HOLDINGS AS OF 9/30/16 (%)

Capitol Federal Financial, Inc.	1.9
EMCOR Group, Inc.	1.8
Western Alliance Bancorp	1.7
Physicians Realty Trust	1.6
Barnes Group, Inc.	1.6
Wintrust Financial Corp.	1.6
QTS Realty Trust, Inc., Class A	1.6
John Bean Technologies Corp.	1.6
Curtiss-Wright Corp.	1.6
IDACORP, Inc.	1.5
TOTAL	16.5
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       5

"Regardless of the market backdrop, we follow a consistent management strategy, emphasizing high-quality small-cap companies with good earnings power."

Meanwhile, in healthcare, drug manufacturer Impax Laboratories, Inc. hampered results. Impax reported weaker-than-expected financial results in April and again in July due to weaker-than-expected revenue from sales of some of the company's key products. We were concerned about this shortfall as well as the firm's ability to address it, which led us to sell the fund's stake in August.

Prestige Brands Holdings, Inc., which owns primarily well-known over-the-counter health and wellness products, also weighed on relative performance. Despite delivering solid business fundamentals, shares of Prestige Brands fell from a relatively high valuation coming into the period; slower growth related to few recent brand acquisitions also hurt. In light of the company's track record of identifying and acquiring good businesses, we saw this slowing growth as a temporary phenomenon, and at period end we continued to hold the fund's position in the stock.

Which stocks contributed to relative performance?

The fund's top individual contributor was B&G Foods, Inc. Shares of this food producer were up strongly during the period, due to a combination of strong financial results as well as optimism about the company's growth prospects following its acquisition of the well-known Green Giant food brand. At period end, we remained confident in the stock and still held B&G in the fund.

Another strong relative performer was LogMeIn, Inc., which provides cloud computing services. LogMeIn shares rose sharply this period, especially in July, after the company announced plans to merge with a division of Citrix Corp. This move is expected to create significant revenue and cost synergies for the combined entity. Shortly after the acquisition was announced, we sold the fund's LogMeIn shares, given the stock's limited upside based on its higher valuation and the fact that the market capitalization of the combined company was expected to be too large for a small-cap fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       6

Also adding value was the fund's position in Nexstar Broadcasting Group, Inc., a television broadcaster and media company. At period end, Nexstar was close to acquiring Media General, pending final regulatory approval. Assuming the merger goes through, as we expect, we think the combination should increase Nexstar's earnings capacity.

How did you manage the fund this period?

Regardless of the market backdrop, we follow a consistent management strategy, emphasizing high-quality small-cap companies with good earnings power.

Within that framework, we made some modest changes to the fund's positioning, so as to take advantage of individual opportunities we were seeing in the marketplace. These changes stemmed from our bottom-up (meaning stock-by-stock) investment approach, rather than a top-down effort to overweight or underweight certain sectors.

In the industrials sector, for example, we made some new investments that added exposure to international markets. We also purchased certain stocks tied to the health of the housing market, which continues to improve, as well as in the technology and energy areas, where we saw various compelling prospects.

In contrast, we saw relatively fewer opportunities among utilities, which we saw as more vulnerable to potential higher interest rates down the road. Challenges in the retail industry also led us to reduce the fund's exposure to the consumer discretionary sector.

MANAGED BY

Kathryn Vorisek On the fund since 1996 Investing since 1984
Leo Harmon, CFA On the fund since 2003 Investing since 1993

The views expressed in this report are exclusively those of Kathryn Vorisek, Mesirow Financial Investment Management, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1	0.14	12.06	5.36	-0.47	76.74	68.51
Class I1,2	5.69	13.61	6.25	4.91	89.25	83.43
Class R1[1,2]	5.00	12.84	5.49	4.54	82.93	70.67
Class R2[1,2]	5.34	12.98	4.98	4.76	84.12	62.63
Class R3[1,2]	5.14	12.95	5.60	4.64	83.82	72.43
Class R4[1,2]	5.59	13.40	5.96	4.89	87.55	78.47
Class R5[1,2]	5.76	13.64	6.23	4.94	89.53	83.08
Class R6[1,2]	5.86	13.74	6.34	5.00	90.35	84.83
Class ADV[1,2]	5.48	13.36	5.90	4.82	87.21	77.38
Index†	15.47	15.82	7.07	13.18	108.44	98.06

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class ADV
Gross (%)	1.49	1.17	1.83	1.58	1.73	1.43	1.13	1.08	1.44
Net (%)	1.43	1.13	1.80	1.55	1.70	1.30	1.10	1.06	1.34

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 2000 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 2000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	9-30-06	18,343	18,343	19,806
Class R1[1,2]	9-30-06	17,067	17,067	19,806
Class R2[1,2]	9-30-06	16,263	16,263	19,806
Class R3[1,2]	9-30-06	17,243	17,243	19,806
Class R4[1,2]	9-30-06	17,847	17,847	19,806
Class R5[1,2]	9-30-06	18,308	18,308	19,806
Class R6[1,2]	9-30-06	18,483	18,483	19,806
Class ADV[1,2]	9-30-06	17,738	17,738	19,806

The Russell 2000 Index is an index that measures performance of the 2,000 smallest companies in the Russell 3000 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	On 12-11-09, through a reorganization, the fund acquired all of the assets of FMA Small Company Portfolio (the predecessor fund). On that date, the predecessor fund offered its Investor shares in exchange for Class A shares and the Institutional shares in exchange for Class I shares of John Hancock Small Company Fund, which were first offered on 12-14-09. Class A, Class I, and Class ADV shares were first offered on 12-14-09. The returns of Class A, Class I, and Class ADV shares prior to this date are those of the predecessor fund's Investor shares that have been recalculated to apply the gross fees and expenses of Class A, Class I, and Class ADV shares, as applicable. Class R1, Class R3, Class R4, and Class R5 shares were first offered on 4-30-10; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class A shares recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4, Class R5, Class R2, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectus.
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,047.70	$7.29	1.42%
Class I	1,000.00	1,049.10	5.75	1.12%
Class R1	1,000.00	1,045.40	9.13	1.78%
Class R2	1,000.00	1,047.60	7.49	1.46%
Class R3	1,000.00	1,046.40	8.57	1.67%
Class R4	1,000.00	1,048.90	6.21	1.21%
Class R5	1,000.00	1,049.40	5.55	1.08%
Class R6	1,000.00	1,050.00	5.24	1.02%
Class ADV	1,000.00	1,048.20	6.83	1.33%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.90	$7.18	1.42%
Class I	1,000.00	1,019.50	5.67	1.12%
Class R1	1,000.00	1,016.10	9.00	1.78%
Class R2	1,000.00	1,017.70	7.38	1.46%
Class R3	1,000.00	1,016.70	8.44	1.67%
Class R4	1,000.00	1,019.00	6.12	1.21%
Class R5	1,000.00	1,019.70	5.47	1.08%
Class R6	1,000.00	1,020.00	5.17	1.02%
Class ADV	1,000.00	1,018.40	6.73	1.33%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       11

Fund's investments

As of 9-30-16 (unaudited)
	Shares	Value
Common stocks 95.9%		$281,857,971
(Cost $251,010,637)
Consumer discretionary 11.5%		33,761,561
Auto components 1.1%
Visteon Corp.	46,555	3,336,131
Distributors 1.2%
Pool Corp.	38,462	3,635,428
Diversified consumer services 1.2%
Bright Horizons Family Solutions, Inc. (I)	54,405	3,639,150
Hotels, restaurants and leisure 2.4%
Marriott Vacations Worldwide Corp.	52,915	3,879,728
Texas Roadhouse, Inc.	78,545	3,065,611
Household durables 1.0%
Installed Building Products, Inc. (I)	80,645	2,892,736
Media 1.3%
Nexstar Broadcasting Group, Inc., Class A	67,425	3,891,097
Specialty retail 1.0%
Select Comfort Corp. (I)	131,055	2,830,788
Textiles, apparel and luxury goods 2.3%
Steven Madden, Ltd. (I)	84,355	2,915,304
Wolverine World Wide, Inc.	159,600	3,675,588
Consumer staples 5.1%		14,982,928
Food and staples retailing 1.2%
Performance Food Group Company (I)	138,440	3,433,312
Food products 2.6%
B&G Foods, Inc.	86,887	4,273,103
Snyder's-Lance, Inc.	105,535	3,543,865
Household products 1.3%
Central Garden & Pet Company, Class A (I)	150,510	3,732,648
Energy 4.9%		14,419,535
Energy equipment and services 2.7%
Oil States International, Inc. (I)	88,110	2,781,633
Patterson-UTI Energy, Inc.	150,985	3,377,534
Superior Energy Services, Inc.	92,520	1,656,108
Oil, gas and consumable fuels 2.2%
Callon Petroleum Company (I)	194,695	3,056,712
Carrizo Oil & Gas, Inc. (I)	87,335	3,547,548

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       12

	Shares	Value
Financials 16.8%		$49,332,966
Banks 11.2%
Banc of California, Inc.	173,340	3,026,516
Chemical Financial Corp.	97,850	4,318,120
FNB Corp.	290,725	3,575,918
Great Western Bancorp, Inc.	89,610	2,985,805
IBERIABANK Corp.	49,155	3,299,284
Old National Bancorp	208,365	2,929,612
Webster Financial Corp.	85,585	3,253,086
Western Alliance Bancorp (I)	129,445	4,859,365
Wintrust Financial Corp.	84,880	4,716,782
Insurance 3.7%
American Equity Investment Life Holding Company	162,150	2,874,920
Argo Group International Holdings, Ltd.	65,550	3,698,331
ProAssurance Corp.	78,780	4,134,374
Thrifts and mortgage finance 1.9%
Capitol Federal Financial, Inc.	402,335	5,660,853
Health care 7.4%		21,720,739
Biotechnology 2.6%
Emergent BioSolutions, Inc. (I)	66,725	2,103,839
Ligand Pharmaceuticals, Inc. (I)	35,625	3,635,888
MiMedx Group, Inc. (I)	219,115	1,880,007
Health care equipment and supplies 1.3%
Integra LifeSciences Holdings Corp. (I)	47,070	3,885,629
Health care providers and services 1.0%
The Ensign Group, Inc.	150,550	3,030,572
Health care technology 1.0%
Omnicell, Inc. (I)	76,200	2,918,460
Pharmaceuticals 1.5%
Prestige Brands Holdings, Inc. (I)	88,385	4,266,344
Industrials 13.9%		40,795,290
Aerospace and defense 1.6%
Curtiss-Wright Corp.	50,070	4,561,878
Air freight and logistics 1.3%
XPO Logistics, Inc. (I)	106,360	3,900,221
Commercial services and supplies 1.2%
MSA Safety, Inc.	57,960	3,363,998
Construction and engineering 1.8%
EMCOR Group, Inc.	90,070	5,369,973
Machinery 8.0%
Barnes Group, Inc.	118,330	4,798,282
CIRCOR International, Inc.	59,565	3,547,691

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       13

	Shares	Value
Industrials (continued)
Machinery (continued)
Franklin Electric Company, Inc.	95,480	$3,886,991
ITT, Inc.	103,525	3,710,336
John Bean Technologies Corp.	64,690	4,563,880
Oshkosh Corp.	55,215	3,092,040
Information technology 18.0%		52,960,189
Electronic equipment, instruments and components 2.4%
Littelfuse, Inc.	31,155	4,013,076
Sanmina Corp. (I)	104,235	2,967,570
IT services 3.3%
Blackhawk Network Holdings, Inc. (I)	94,235	2,843,070
CACI International, Inc., Class A (I)	31,330	3,161,197
ExlService Holdings, Inc. (I)	73,500	3,663,240
Semiconductors and semiconductor equipment 4.5%
Inphi Corp. (I)	87,705	3,816,045
MaxLinear, Inc., Class A (I)	137,045	2,777,902
MKS Instruments, Inc.	76,100	3,784,453
Monolithic Power Systems, Inc.	36,630	2,948,715
Software 6.3%
Aspen Technology, Inc. (I)	80,760	3,778,760
Blackbaud, Inc.	59,775	3,965,474
Bottomline Technologies (de), Inc. (I)	130,705	3,046,734
CommVault Systems, Inc. (I)	81,135	4,310,703
Take-Two Interactive Software, Inc. (I)	78,530	3,540,132
Technology hardware, storage and peripherals 1.5%
Electronics For Imaging, Inc. (I)	88,780	4,343,118
Materials 5.8%		17,112,616
Chemicals 2.4%
Ingevity Corp. (I)	74,445	3,431,915
Sensient Technologies Corp.	50,210	3,805,918
Construction materials 2.4%
Eagle Materials, Inc.	46,225	3,573,193
Headwaters, Inc. (I)	204,110	3,453,541
Metals and mining 1.0%
United States Steel Corp.	151,010	2,848,049
Real estate 8.1%		23,955,899
Equity real estate investment trusts 8.1%
Agree Realty Corp.	64,755	3,201,487
Brandywine Realty Trust	265,534	4,147,641
Colony Starwood Homes	152,980	4,390,526
DiamondRock Hospitality Company	311,955	2,838,791

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       14

			Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Physicians Realty Trust			223,325	$4,810,421
QTS Realty Trust, Inc., Class A			86,415	4,567,033
Utilities 4.4%				12,816,248
Electric utilities 3.0%
IDACORP, Inc.			57,450	4,497,186
PNM Resources, Inc.			128,085	4,190,941
Gas utilities 1.4%
Spire, Inc.			64,765	4,128,121
	Yield (%)		Shares	Value
Short-term investments 3.5%				$10,229,962
(Cost $10,229,962)
Money market funds 3.5%				10,229,962
State Street Institutional Liquid Reserves Fund, Premier Class	0.3969(Y	)	10,229,962	10,229,962
Total investments (Cost $261,240,599)† 99.4%				$292,087,933
Other assets and liabilities, net 0.6%				$1,713,300
Total net assets 100.0%				$293,801,233

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-16.
†	At 9-30-16, the aggregate cost of investment securities for federal income tax purposes was $262,210,541. Net unrealized appreciation aggregated to $29,877,392, of which $32,742,252 related to appreciated investment securities and $2,864,860 related to depreciated investment securities.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-16 (unaudited)

Assets
Investments, at value (Cost $261,240,599)	$292,087,933
Receivable for investments sold	7,288,448
Receivable for fund shares sold	1,981,949
Dividends and interest receivable	321,874
Other receivables and prepaid expenses	81,698
Total assets	301,761,902
Liabilities
Payable for investments purchased	6,845,102
Payable for fund shares repurchased	1,043,922
Payable to affiliates
Accounting and legal services fees	7,373
Transfer agent fees	28,342
Distribution and service fees	698
Investment management fees	179
Other liabilities and accrued expenses	35,053
Total liabilities	7,960,669
Net assets	$293,801,233
Net assets consist of
Paid-in capital	$272,880,805
Accumulated net investment loss	(131,412)
Accumulated net realized gain (loss) on investments	(9,795,494)
Net unrealized appreciation (depreciation) on investments	30,847,334
Net assets	$293,801,233

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($228,200,532 ÷ 9,026,319 shares)[1]	$25.28
Class I ($58,622,140 ÷ 2,266,631 shares)	$25.86
Class R1 ($654,307 ÷ 26,561 shares)	$24.63
Class R2 ($723,877 ÷ 28,590 shares)	$25.32
Class R3 ($208,174 ÷ 8,389 shares)	$24.82
Class R4 ($133,272 ÷ 5,225 shares)	$25.51
Class R5 ($81,295 ÷ 3,139 shares)	$25.90
Class R6 ($5,119,056 ÷ 196,696 shares)	$26.03
Class ADV ($58,580 ÷ 2,301 shares)	$25.46
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$26.61

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       16

STATEMENT OF OPERATIONS  For the six months ended 9-30-16 (unaudited)

Investment income
Dividends	$1,768,597
Interest	21,103
Total investment income	1,789,700
Expenses
Investment management fees	1,267,126
Distribution and service fees	349,690
Accounting and legal services fees	20,556
Transfer agent fees	166,492
Trustees' fees	2,827
State registration fees	90,772
Printing and postage	22,211
Professional fees	29,748
Custodian fees	(1,323)
Other	11,529
Total expenses	1,959,628
Less expense reductions	(38,516)
Net expenses	1,921,112
Net investment loss	(131,412)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	2,792,772
2,792,772
Change in net unrealized appreciation (depreciation) of
Investments	10,269,562
10,269,562
Net realized and unrealized gain	13,062,334
Increase in net assets from operations	$12,930,922

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-16	Year ended 3-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($131,412)	($212,810)
Net realized gain (loss)	2,792,772	(1,844,412)
Change in net unrealized appreciation (depreciation)	10,269,562	(13,995,380)
Increase (decrease) in net assets resulting from operations	12,930,922	(16,052,602)
Distributions to shareholders
From net realized gain
Class A	—	(13,629,651)
Class I	—	(2,785,011)
Class R1	—	(52,347)
Class R2	—	(55,274)
Class R3	—	(19,705)
Class R4	—	(5,111)
Class R5	—	(5,405)
Class R6	—	(337,695)
Class ADV	—	(39,750)
Total distributions	—	(16,929,949)
From fund share transactions	20,011,539	66,902,529
Total increase	32,942,461	33,919,978
Net assets
Beginning of period	260,858,772	226,938,794
End of period	$293,801,233	$260,858,772
Accumulated net investment loss	($131,412)	—

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       18

Financial highlights

Class A Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$24.13		$27.75	$28.67	$24.10	$20.86	$21.44
Net investment loss[2]	(0.02)		(0.04)	(0.05)	(0.13)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	1.17		(1.77)	1.87	5.23	3.31	(0.57)
Total from investment operations	1.15		(1.81)	1.82	5.10	3.24	(0.58)
Less distributions
From net realized gain	—		(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$25.28		$24.13	$27.75	$28.67	$24.10	$20.86
Total return (%)[3,4]	4.77	[5]	(6.69)	7.28	21.26	15.53	(2.71)
Ratios and supplemental data
Net assets, end of period (in millions)	$228		$214	$180	$162	$120	$129
Ratios (as a percentage of average net assets):
Expenses before reductions	1.45	[6,7]	1.46	1.43	1.47	1.54	1.54
Expenses including reductions	1.42	[6,7]	1.43	1.43	1.47	1.50	1.44
Net investment loss	(0.15	) [6]	(0.14)	(0.17)	(0.47)	(0.36)	(0.07)
Portfolio turnover (%)	69		108	79	85	97	133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       19

Class I Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13		3-31-12
Per share operating performance
Net asset value, beginning of period	$24.65		$28.22	$29.02	$24.32	$20.96		$21.51
Net investment income (loss)[2]	0.02		0.04	0.03	(0.04)	—	[3]	0.07
Net realized and unrealized gain (loss) on investments	1.19		(1.80)	1.91	5.27	3.36		(0.58)
Total from investment operations	1.21		(1.76)	1.94	5.23	3.36		(0.51)
Less distributions
From net investment income	—		—	—	—	—		(0.04)
From net realized gain	—		(1.81)	(2.74)	(0.53)	—		—
Total distributions	—		(1.81)	(2.74)	(0.53)	—		(0.04)
Net asset value, end of period	$25.86		$24.65	$28.22	$29.02	$24.32		$20.96
Total return (%)[4]	4.91	[5]	(6.40)	7.61	21.61	16.03		(2.34)
Ratios and supplemental data
Net assets, end of period (in millions)	$59		$39	$43	$50	$49		$69
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	[6,7]	1.15	1.14	1.15	1.18		1.16
Expenses including reductions	1.12	[6,7]	1.13	1.13	1.14	1.11		1.04
Net investment income (loss)	0.17	[6]	0.13	0.12	(0.15)	0.02		0.34
Portfolio turnover (%)	69		108	79	85	97		133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       20

Class R1 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$23.56		$27.23	$28.29	$23.87	$20.71	$21.37
Net investment loss[2]	(0.06)		(0.15)	(0.15)	(0.21)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments	1.13		(1.71)	1.83	5.16	3.29	(0.58)
Total from investment operations	1.07		(1.86)	1.68	4.95	3.16	(0.66)
Less distributions
From net realized gain	—		(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$24.63		$23.56	$27.23	$28.29	$23.87	$20.71
Total return (%)[3]	4.54	[4]	(7.01)	6.86	20.84	15.26	(3.09)
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	$1	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.79	[6,7]	1.95	2.84	2.94	4.37	13.34
Expenses including reductions	1.78	[6,7]	1.80	1.80	1.80	1.80	1.80
Net investment loss	(0.52	) [6]	(0.56)	(0.55)	(0.82)	(0.60)	(0.40)
Portfolio turnover (%)	69		108	79	85	97	133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       21

Class R2 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$24.17		$27.83	$28.77	$24.21	$20.96	$20.56
Net investment income (loss)[3]	(0.02)		(0.05)	(0.08)	(0.14)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments	1.17		(1.80)	1.88	5.23	3.33	0.38
Total from investment operations	1.15		(1.85)	1.80	5.09	3.25	0.40
Less distributions
From net realized gain	—		(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$25.32		$24.17	$27.83	$28.77	$24.21	$20.96
Total return (%)[4]	4.76	[5]	(6.82)	7.18	21.12	15.51	1.95	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	[7,9]	2.21	4.66	7.99	20.22	16.31	[7]
Expenses including reductions	1.46	[7,9]	1.55	1.55	1.55	1.55	1.55	[7]
Net investment income (loss)	(0.20	) [7]	(0.20)	(0.29)	(0.54)	(0.39)	1.31	[7]
Portfolio turnover (%)	69		108	79	85	97	133	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.
9	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       22

Class R3 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$23.72		$27.38	$28.39	$23.94	$20.76	$21.39
Net investment loss[2]	(0.05)		(0.11)	(0.12)	(0.19)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	1.15		(1.74)	1.85	5.17	3.30	(0.57)
Total from investment operations	1.10		(1.85)	1.73	4.98	3.18	(0.63)
Less distributions
From net realized gain	—		(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$24.82		$23.72	$27.38	$28.39	$23.94	$20.76
Total return (%)[3]	4.64	[4]	(6.93)	7.02	20.90	15.32	(2.95)
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	— [5]	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	[6,7]	2.54	9.06	10.89	5.15	4.65
Expenses including reductions	1.66	[6,7]	1.70	1.70	1.70	1.70	1.70
Net investment loss	(0.41	) [6]	(0.42)	(0.43)	(0.75)	(0.56)	(0.32)
Portfolio turnover (%)	69		108	79	85	97	133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

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SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       23

Class R4 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$24.32		$27.92	$28.79	$24.17	$20.87	$21.44
Net investment income (loss)[2]	0.01		— [3]	(0.01)	(0.08)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.18		(1.79)	1.88	5.23	3.33	(0.56)
Total from investment operations	1.19		(1.79)	1.87	5.15	3.30	(0.57)
Less distributions
From net realized gain	—		(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$25.51		$24.32	$27.92	$28.79	$24.17	$20.87
Total return (%)[4]	4.89	[5]	(6.58)	7.42	21.41	15.81	(2.66)
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	— [6]	— [6]	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	[7,8]	4.26	19.97	18.99	18.82	28.72
Expenses including reductions	1.21	[7,8]	1.30	1.30	1.30	1.31	1.40
Net investment income (loss)	0.07	[7]	(0.01)	(0.05)	(0.31)	(0.17)	(0.03)
Portfolio turnover (%)	69		108	79	85	97	133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       24

Class R5 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13		3-31-12
Per share operating performance
Net asset value, beginning of period	$24.68		$28.24	$29.03	$24.32	$20.96		$21.50
Net investment income (loss)[2]	0.02		0.03	0.04	(0.03)	0.01		0.05
Net realized and unrealized gain (loss) on investments	1.20		(1.78)	1.91	5.27	3.35		(0.56)
Total from investment operations	1.22		(1.75)	1.95	5.24	3.36		(0.51)
Less distributions
From net investment income	—		—	—	—	—		(0.03)
From net realized gain	—		(1.81)	(2.74)	(0.53)	—		—
Total distributions	—		(1.81)	(2.74)	(0.53)	—		(0.03)
Net asset value, end of period	$25.90		$24.68	$28.24	$29.03	$24.32		$20.96
Total return (%)[3]	4.94	[4]	(6.36)	7.64	21.65	16.03		(2.34)
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	— [5]	— [5]	—	[5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6,7]	2.53	5.61	6.05	7.78		8.75
Expenses including reductions	1.08	[6,7]	1.10	1.10	1.10	1.10		1.10
Net investment income (loss)	0.19	[6]	0.11	0.16	(0.11)	0.05		0.28
Portfolio turnover (%)	69		108	79	85	97		133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       25

Class R6 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13		3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$24.79		$28.34	$29.08	$24.34	$20.97		$18.69
Net investment income (loss)[3]	0.03		0.09	0.09	(0.02)	0.02		0.06
Net realized and unrealized gain (loss) on investments	1.21		(1.83)	1.91	5.29	3.35		2.26
Total from investment operations	1.24		(1.74)	2.00	5.27	3.37		2.32
Less distributions
From net investment income	—		—	—	—	—		(0.04)
From net realized gain	—		(1.81)	(2.74)	(0.53)	—		—
Total distributions	—		(1.81)	(2.74)	(0.53)	—		(0.04)
Net asset value, end of period	$26.03		$24.79	$28.34	$29.08	$24.34		$20.97
Total return (%)[4]	5.00	[5]	(6.30)	7.80	21.75	16.07		12.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$5	$1	$1	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	[7,9]	1.17	4.54	7.66	18.63		15.46	[7]
Expenses including reductions	1.02	[7,9]	1.04	0.97	1.04	1.04		1.04	[7]
Net investment income (loss)	0.24	[7]	0.34	0.32	(0.06)	0.11		0.55	[7]
Portfolio turnover (%)	69		108	79	85	97		133	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.
9	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       26

Class ADV Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$24.29		$27.90	$28.78	$24.17	$20.88	$21.44
Net investment income (loss)[2]	(0.04)		(0.02)	(0.03)	(0.09)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	1.21		(1.78)	1.89	5.23	3.33	(0.57)
Total from investment operations	1.17		(1.80)	1.86	5.14	3.29	(0.56)
Less distributions
From net realized gain	—		(1.81)	(2.74)	(0.53)	—	—
Net asset value, end of period	$25.46		$24.29	$27.90	$28.78	$24.17	$20.88
Total return (%)[3]	4.82	[4]	(6.62)	7.39	21.37	15.76	(2.61)
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	$1	$1	$1	— [5]	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	[6,7]	2.05	4.17	4.51	4.91	4.34
Expenses including reductions	1.33	[6,7]	1.34	1.34	1.34	1.34	1.34
Net investment income (loss)	(0.30	) [6]	(0.07)	(0.09)	(0.35)	(0.20)	0.03
Portfolio turnover (%)	69		108	79	85	97	133

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	Includes reimbursement of overbilling of custody expenses in prior years of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Small Company Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available to investors who acquired Class A shares as a result of the reorganization of the FMA Small Company Portfolio into the fund and are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

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issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended September 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2016, were $1,541.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

During the six months ended September 30, 2016, the fund received reimbursement from State Street Bank for overbilling of custody out-of-pocket fees from prior years. As a result of the reimbursement, the fund reflects negative custodian fees in the current reporting period. Custodian fees incurred by the fund for the six months ended September 30, 2016 prior to this reimbursement were $14,684.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book tax differences are primarily attributable to wash sale loss deferrals, net operating losses and late year ordinary loss deferral.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.90% of the first $500 million of the fund's average daily net assets; (b) 0.85% of the next $500 million of the fund's average daily net assets; and (c) 0.80% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Mesirow Financial Investment Management, formerly Fiduciary Management Associates, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 1.43%, 1.13%, 1.80%, 1.55%, 1.70%, 1.30%,1.10%, and 1.34% for Class A, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class ADV shares, respectively, of average net assets (on an annualized basis) excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's

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business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund, to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until June 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the six months ended September 30, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$33,113	Class R4	$5
Class I	4,590	Class R5	3
Class R1	29	Class R6	617
Class R2	32	Class ADV	49
Class R3	9	Total	$38,447

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2016 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class R1, Class R2, Class R3, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%
Class R2	0.25%	0.25%	Class ADV	0.25%	—
Class R3	0.50%	0.15%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares to limit the Rule 12b-1 fees on Class R4 to 0.15% of the average daily net assets of Class R4 shares, until at least June 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $69 for Class R4 shares for the six months ended September 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $721,423 for the six months ended September 30, 2016. Of this amount, $123,399 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $597,038 was paid as sales commissions to broker-dealers and $986 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2016, CDSCs received by the Distributor amounted to $1,453 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$343,754	$140,670
Class I	—	25,072
Class R1	2,842	66
Class R2	1,807	74
Class R3	792	22
Class R4	191	12
Class R5	18	7
Class R6	—	431
Class ADV	286	138
Total	$349,690	$166,492

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$11,000,000	1	0.715%	$218

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Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2016 and for the year ended March 31, 2016 were as follows:

		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,356,106	$33,502,494	3,037,876	$77,883,439
Distributions reinvested	—	—	543,417	13,498,483
Repurchased	(1,207,964)	(30,121,528)	(1,181,047)	(30,454,452)
Net increase	148,142	$3,380,966	2,400,246	$60,927,470
Class I shares
Sold	998,348	$25,623,103	363,685	$9,845,616
Distributions reinvested	—	—	109,806	2,783,592
Repurchased	(324,579)	(8,270,782)	(413,755)	(10,987,061)
Net increase	673,769	$17,352,321	59,736	$1,642,147
Class R1 shares
Sold	3,512	$83,724	10,830	$280,665
Distributions reinvested	—	—	1,502	36,475
Repurchased	(9,456)	(233,918)	(29,848)	(771,336)
Net decrease	(5,944)	($150,194)	(17,516)	($454,196)
Class R2 shares
Sold	3,263	$80,934	22,743	$612,600
Distributions reinvested	—	—	1,606	39,988
Repurchased	(9,354)	(234,953)	(10,192)	(279,303)
Net increase (decrease)	(6,091)	($154,019)	14,157	$373,285
Class R3 shares
Sold	756	$18,416	3,898	$102,088
Distributions reinvested	—	—	806	19,705
Repurchased	(3,299)	(81,476)	(2,421)	(59,287)
Net increase (decrease)	(2,543)	($63,060)	2,283	$62,506
Class R4 shares
Sold	2,008	$49,924	3,663	$86,767
Distributions reinvested	—	—	111	2,770
Repurchased	(806)	(20,664)	(2,371)	(56,921)
Net increase	1,202	$29,260	1,403	$32,616
Class R5 shares
Sold	59	$1,513	613	$17,345
Distributions reinvested	—	—	213	5,405
Repurchased	(25)	(656)	(9,406)	(265,975)
Net increase (decrease)	34	$857	(8,580)	($243,225)
Class R6 shares
Sold	21,856	$553,125	179,541	$4,857,547
Distributions reinvested	—	—	13,248	337,695
Repurchased	(16,733)	(423,761)	(29,082)	(724,893)
Net increase	5,123	$129,364	163,707	$4,470,349

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		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class ADV shares
Sold	1,250	$31,296	2,155	$59,907
Distributions reinvested	—	—	1,590	39,750
Repurchased	(22,442)	(545,252)	(359)	(8,080)
Net increase (decrease)	(21,192)	($513,956)	3,386	$91,577
Total net increase	792,500	$20,011,539	2,618,822	$66,902,529

Affiliates of the Trust owned 25% of shares of beneficial interest of Class R4 on September 30, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $204,789,778 and $188,424,902, respectively, for the six months ended September 30, 2016.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Mesirow Financial Investment Management, Inc. (the Subadvisor), for John Hancock Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2015 and underperformed its benchmark index and its peer group average for the five-year

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period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       37

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular,

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       38

periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       39

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Mesirow Financial Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK SMALL COMPANY FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF322365	348SA 9/16 11/16

John Hancock

Disciplined Value Mid Cap Fund

Semiannual report 9/30/16

A message to shareholders

Dear shareholder,

The past six months were generally positive for U.S. equities, particularly for small-capitalization stocks. Major indexes reached all-time highs this summer, elevated by a mix of low interest rates globally, continued strong earnings here in the United States, and relatively little trading volume.

Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance. Even household incomes have begun to rise in earnest. As stocks notched new highs in July and August, market volatility was surprisingly muted. Choppy markets returned in September, however, as investors speculated when the U.S. Federal Reserve (Fed) would make its next rate increase. The recent U.S. presidential election also affected the markets.

It's prudent to expect that volatility will pick up in the coming months. Indeed, this summer's market milestones have been greeted with more angst than optimism on the part of investors. Lofty stock valuations in the United States have been on investors' minds, coupled with the potential for additional interest-rate increases by the Fed, which are widely expected given the health of the underlying economy. Should markets encounter tougher going this fall, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
27	Notes to financial statements
34	Continuation of investment advisory and subadvisory agreements
40	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16 (%)

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Class A shares' performance shown above for periods prior to this date is that of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of Class A shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Market shrugs off signs of global stress

Despite spurts of global market volatility during the period, equities continued to advance.

The fund narrowly trailed its benchmark

The fund narrowly trailed its benchmark, the Russell Midcap Value Index, due to disappointing stock selection.

Industrials detracted, consumer discretionary helped

The industrials and materials sectors were the biggest detractors relative to the benchmark; consumer discretionary, financials, and utilities were the top relative contributors.

SECTOR COMPOSITION AS OF 9/30/16 (%)

Financials	23.0
Information technology	15.7
Industrials	11.4
Real estate	9.3
Energy	9.3
Health care	8.1
Materials	6.9
Consumer discretionary	6.9
Utilities	6.5
Consumer staples	0.8
Short-term investments and other	2.1

As a percentage of net assets.

A note about risks

The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Value stocks may decline in price. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more than investments in a wider variety of sectors. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       3

Discussion of fund performance

An interview with Steven L. Pollack, CFA, Boston Partners

Steven L. Pollack, CFA
Portfolio Manager
Boston Partners

Can you briefly describe the market environment over the six months ended September 30, 2016?

U.S. equities advanced, despite a lengthy list of challenges that included high valuations for stocks and concern about rising interest rates. Aside from the recovery in the energy sector, as oil prices have risen from their cycle lows in February, this period's major themes have been investors' flight to yield and relatively low volatility.

In addition, news of the U.K.'s referendum vote to withdraw from the European Union momentarily sent shock waves through the markets in the middle of the period before stocks stabilized and regained much of what they lost only days later. As a result, the market initially paid robustly for perceived safety, especially seeking yield in real estate investment trusts (REITs), utilities, and consumer discretionary, before those stocks became expensive and then sold off in the latter part of the period. In this environment, the fund's benchmark, the Russell Midcap Value Index, was up 9.43%.

What detracted from relative performance?

Overweights and security selection in the industrials sector detracted from relative returns. Top individual detractors in the period included Robert Half International, Inc. and ManpowerGroup, Inc. In industrials, Robert Half missed earnings estimates and then guided projections lower for future periods due to slowing growth in the staffing industry. Manpower reported lower revenues and growth, and the stock declined. Equity Residential's stock decline also hurt relative performance.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       4

"U.S. equities advanced, despite a lengthy list of challenges that included high valuations for stocks and concern about rising interest rates."

What factors contributed to performance relative to the benchmark?

The consumer discretionary and financials sectors were the most significant contributors to relative returns, primarily driven by positive security selection.

Relative to the benchmark, the top individual contributors were Energen Corp. and NetEase, Inc. We had built positions in some high-quality exploration and production companies, which had been driven down on lower oil prices despite having strong balance sheets and leading production capabilities. Those positions were rewarded during the period as the price of oil rebounded and the high-quality companies we had purchased benefited. In particular, the fund had a large active weight in Energen.

In information technology, owning Internet company NetEase, Inc., with its strong growth profile, and avoiding the slow growth, defensive telecommunication service companies, helped relative returns.

TOP 10 HOLDINGS AS OF 9/30/16 (%)

Activision Blizzard, Inc.	1.7
Aon PLC	1.6
Fifth Third Bancorp	1.6
Fidelity National Information Services, Inc.	1.6
TD Ameritrade Holding Corp.	1.5
SL Green Realty Corp.	1.5
Harris Corp.	1.5
Discover Financial Services	1.5
Edison International	1.5
Unum Group	1.5
TOTAL	15.5
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       5

" We continue to favor healthcare, information technology, and financials, given that these are stable industries with solid free cash flow ..."

What were some notable additions and deletions to the portfolio?

During the period, we added to the fund's exposure in the consumer discretionary sector by initiating a position in PulteGroup, Inc. The home-building company trades at a discount to its peers, has revitalized its balance sheet, and has seen strong business momentum with the improvement of the housing market.

In the energy sector, we have been finding attractive opportunities in the higher-quality exploration and production companies. We initiated positions in Marathon Oil Corp. and Newfield Exploration Company, as these companies trade at a discount and have done a good job of reducing costs, which should lead to improving returns on capital in the years ahead. We also added over-the-counter store brand pharmaceutical manufacturer Perrigo Company PLC, a market leader that is currently out of favor with momentum investors.

In addition, we took advantage of dislocations between stock price and fair value to add some attractive opportunities to the strategy. In the technology segment, we added Qorvo, Inc., a manufacturer of radio frequency chips that has strong business momentum with the majority of their revenues driven by fast-growing mobile devices. In the energy sector, we continued to build the fund's positions in high-quality exploration and production companies such as Rice Energy, Inc., Gulfport Energy Corp., and QEP Resources, Inc. These companies appear to trade at a steep discount to their net asset values and we think that they will be able to generate significant returns over time.

Conversely, we exited positions in a few commodity chemical companies from the basic industries segment. We sold CF Industries Holdings, Inc. due to slowing business momentum on uncertain overseas demand and recent earnings disappointments. We also sold Methanex Corp. on slowing momentum concerns, as the demand for methanol has decreased, putting pressure on prices and earnings.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       6

How was the portfolio positioned at the end of the period?

We continue to favor healthcare, information technology, and financials, given that these are stable industries with solid free cash flow, and continue to hold the fund underweight in consumer discretionary, REITs, and utilities. Our process remains focused on stocks with attractive valuations, strong business fundamentals, and positive business momentum.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an investment division of Robeco Investment Management, Inc.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1	8.74	17.41	10.25	3.80	123.09	165.43
Class C1	12.57	17.71	9.97	7.79	126.01	158.63
Class I1,2	14.76	18.96	11.19	9.40	138.27	188.82
Class R2[1,2]	14.31	18.46	10.65	9.17	133.23	175.12
Class R4[1,2]	14.60	18.72	11.01	9.30	135.85	184.11
Class R6[1,2]	14.87	19.05	11.27	9.46	139.18	191.03
Class ADV[1,2]	14.44	18.58	10.79	9.21	134.49	178.65
Index†	17.26	17.38	7.89	9.43	122.78	113.62

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.13	1.88	0.86	1.27	1.12	0.77	1.13
Net (%)	1.13	1.88	0.86	1.27	1.02	0.77	1.13

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	9-30-06	25,863	25,863	21,362
Class I1,2	9-30-06	28,882	28,882	21,362
Class R2[1,2]	9-30-06	27,512	27,512	21,362
Class R4[1,2]	9-30-06	28,411	28,411	21,362
Class R6[1,2]	9-30-06	29,103	29,103	21,362
Class ADV[1,2]	9-30-06	27,865	27,865	21,362

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	After the close of business on 7-9-10, holders of Investor shares and Institutional shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A and Class I shares, respectively, of John Hancock Disciplined Value Mid Cap Fund. Class A, Class I, and Class ADV shares were first offered on 7-12-10. The returns prior to this date for Class A and Class ADV shares are those of the predecessor fund's Investor shares that have been recalculated to reflect the gross fees and expenses of the fund's Class A and Class ADV shares. For Class I shares, the returns prior to this date are those of the predecessor fund's Institutional shares that have been recalculated to reflect the gross fees and expenses of the fund's Class I shares. Class C, Class R2, Class R4, and Class R6 shares were first offered on 8-15-11, 3-1-12, 7-2-13, and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R2, Class R4, and Class R6 shares, as applicable.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,092.50	$5.88	1.12%
Class C	1,000.00	1,087.90	9.79	1.87%
Class I	1,000.00	1,094.00	4.46	0.85%
Class R2	1,000.00	1,091.70	6.55	1.25%
Class R4	1,000.00	1,093.00	5.30	1.01%
Class R6	1,000.00	1,094.60	3.99	0.76%
Class ADV	1,000.00	1,092.10	5.87	1.12%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.50	$5.67	1.12%
Class C	1,000.00	1,015.70	9.45	1.87%
Class I	1,000.00	1,020.80	4.31	0.85%
Class R2	1,000.00	1,018.80	6.33	1.25%
Class R4	1,000.00	1,020.00	5.11	1.01%
Class R6	1,000.00	1,021.30	3.85	0.76%
Class ADV	1,000.00	1,019.50	5.67	1.12%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       11

Fund's investments

As of 9-30-16 (unaudited)
	Shares	Value
Common stocks 97.9%		$12,495,605,146
(Cost $9,848,909,842)
Consumer discretionary 6.9%		879,301,176
Auto components 0.9%
Lear Corp.	266,535	32,309,370
Tenneco, Inc. (I)	1,366,355	79,617,506
Automobiles 0.5%
Harley-Davidson, Inc. (L)	1,168,399	61,446,103
Household durables 1.6%
Newell Brands, Inc.	2,919,380	153,734,551
PulteGroup, Inc.	2,824,115	56,595,265
Internet and direct marketing retail 0.5%
Expedia, Inc.	582,984	68,045,892
Leisure products 1.1%
Brunswick Corp.	2,880,887	140,529,668
Media 1.5%
Omnicom Group, Inc.	900,405	76,534,425
TEGNA, Inc.	1,285,362	28,098,013
The Interpublic Group of Companies, Inc.	3,648,224	81,537,806
Specialty retail 0.8%
Advance Auto Parts, Inc.	287,031	42,802,063
Best Buy Company, Inc.	1,520,443	58,050,514
Consumer staples 0.8%		104,692,612
Beverages 0.8%
Coca-Cola European Partners PLC	1,647,263	65,725,794
Constellation Brands, Inc., Class A	234,049	38,966,818
Energy 9.3%		1,186,177,644
Oil, gas and consumable fuels 9.3%
Anadarko Petroleum Corp.	691,758	43,829,787
Cimarex Energy Company	241,613	32,465,539
Diamondback Energy, Inc. (I)	1,464,801	141,411,889
Energen Corp.	2,997,627	173,023,030
EQT Corp.	1,630,035	118,373,142
Gulfport Energy Corp. (I)	1,807,135	51,051,564
Marathon Oil Corp.	7,290,733	115,266,489
Marathon Petroleum Corp.	1,746,222	70,879,151
Newfield Exploration Company (I)	2,693,706	117,068,463
Parsley Energy, Inc., Class A (I)	4,958,643	166,164,127
QEP Resources, Inc.	1,687,721	32,961,191
Rice Energy, Inc. (I)	1,301,630	33,985,559

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
RSP Permian, Inc. (I)	2,312,989	$89,697,713
Financials 23.0%		2,939,610,702
Banks 5.6%
BB&T Corp.	2,041,185	76,993,498
East West Bancorp, Inc.	2,667,012	97,906,011
Fifth Third Bancorp	9,980,887	204,208,948
Huntington Bancshares, Inc.	18,408,468	181,507,494
SunTrust Banks, Inc.	3,690,678	161,651,696
Capital markets 4.8%
Moody's Corp.	426,385	46,168,968
Raymond James Financial, Inc.	2,753,273	160,268,021
SEI Investments Company	2,132,642	97,269,802
State Street Corp.	1,050,120	73,119,856
TD Ameritrade Holding Corp.	5,581,699	196,699,073
The Charles Schwab Corp.	1,185,816	37,436,211
Consumer finance 2.6%
Ally Financial, Inc.	1,963,807	38,235,322
Discover Financial Services	3,341,085	188,938,357
Navient Corp.	3,785,287	54,773,103
SLM Corp. (I)	6,687,869	49,958,381
Insurance 10.0%
Alleghany Corp. (I)	314,717	165,232,719
Aon PLC	1,829,367	205,785,494
Loews Corp.	2,292,112	94,320,409
Marsh & McLennan Companies, Inc.	2,111,327	141,986,741
Reinsurance Group of America, Inc.	1,278,143	137,962,755
The Allstate Corp.	2,009,093	138,989,054
Torchmark Corp.	1,140,810	72,886,351
Unum Group	5,301,444	187,193,988
W.R. Berkley Corp.	1,668,068	96,347,608
XL Group, Ltd.	1,004,188	33,770,842
Health care 8.1%		1,033,372,578
Health care equipment and supplies 4.4%
Becton, Dickinson and Company	685,085	123,130,327
Boston Scientific Corp. (I)	6,313,157	150,253,137
St. Jude Medical, Inc.	1,500,038	119,643,031
Zimmer Biomet Holdings, Inc.	1,312,544	170,656,971
Health care providers and services 2.7%
Cardinal Health, Inc.	1,460,702	113,496,545
DaVita, Inc. (I)	1,190,076	78,628,321
Laboratory Corp. of America Holdings (I)	801,857	110,239,300

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       13

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Universal Health Services, Inc., Class B	307,857	$37,934,140
Life sciences tools and services 0.7%
Bruker Corp.	1,464,891	33,179,781
ICON PLC (I)	723,468	55,974,719
Pharmaceuticals 0.3%
Perrigo Company PLC	435,788	40,236,306
Industrials 11.4%		1,449,323,227
Aerospace and defense 1.8%
Curtiss-Wright Corp.	528,234	48,127,400
Huntington Ingalls Industries, Inc.	679,469	104,244,134
Textron, Inc.	2,049,045	81,449,539
Building products 1.4%
Masco Corp.	5,219,912	179,095,181
Construction and engineering 0.4%
Fluor Corp.	897,613	46,065,499
Electrical equipment 0.5%
Hubbell, Inc.	600,894	64,740,320
Machinery 3.5%
Ingersoll-Rand PLC	2,101,403	142,769,320
Stanley Black & Decker, Inc.	1,483,254	182,410,577
The Timken Company	1,583,799	55,654,697
WABCO Holdings, Inc. (I)	581,213	65,985,112
Professional services 2.5%
Equifax, Inc.	465,822	62,690,325
ManpowerGroup, Inc.	1,516,607	109,590,022
Robert Half International, Inc.	3,757,885	142,273,526
Trading companies and distributors 1.3%
HD Supply Holdings, Inc. (I)	1,624,100	51,938,718
WESCO International, Inc. (I)	1,826,132	112,288,857
Information technology 15.7%		2,003,659,614
Communications equipment 1.5%
Harris Corp.	2,109,610	193,261,372
Electronic equipment, instruments and components 3.0%
Arrow Electronics, Inc. (I)	2,066,308	132,181,723
Flex, Ltd. (I)	7,759,762	105,687,958
Jabil Circuit, Inc.	2,462,888	53,740,216
TE Connectivity, Ltd.	1,358,912	87,486,755
Internet software and services 2.4%
eBay, Inc. (I)	3,611,843	118,829,635
InterActiveCorp	1,105,469	69,058,648

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       14

	Shares	Value
Information technology (continued)
Internet software and services (continued)
NetEase, Inc., ADR	479,368	$115,422,227
IT services 4.6%
Alliance Data Systems Corp. (I)	305,209	65,476,487
Amdocs, Ltd.	3,097,385	179,183,722
Fidelity National Information Services, Inc.	2,603,326	200,534,202
Leidos Holdings, Inc.	1,080,149	46,748,849
Total System Services, Inc.	2,073,588	97,769,674
Semiconductors and semiconductor equipment 2.1%
Broadcom, Ltd.	351,473	60,636,122
Microsemi Corp. (I)	2,577,971	108,223,223
ON Semiconductor Corp. (I)	3,045,613	37,521,952
Qorvo, Inc. (I)	1,033,361	57,599,542
Software 1.7%
Activision Blizzard, Inc.	4,877,068	216,054,112
Technology hardware, storage and peripherals 0.4%
Western Digital Corp.	996,121	58,243,195
Materials 6.9%		886,259,503
Chemicals 1.5%
PPG Industries, Inc.	792,645	81,927,787
The Mosaic Company	1,073,172	26,249,787
The Valspar Corp.	830,049	88,043,297
Containers and packaging 4.8%
Avery Dennison Corp.	405,737	31,562,281
Berry Plastics Group, Inc. (I)	2,413,160	105,817,066
Crown Holdings, Inc. (I)	774,527	44,217,746
Graphic Packaging Holding Company	11,820,104	165,363,255
Packaging Corp. of America	1,170,700	95,131,082
Sealed Air Corp.	2,197,678	100,697,606
WestRock Company	1,493,423	72,401,147
Metals and mining 0.6%
Steel Dynamics, Inc.	2,995,136	74,848,449
Real estate 9.3%		1,189,124,153
Equity real estate investment trusts 9.3%
American Assets Trust, Inc.	1,185,216	51,414,670
American Homes 4 Rent, Class A	2,574,466	55,711,444
Boston Properties, Inc.	1,260,978	171,858,692
Douglas Emmett, Inc.	2,138,942	78,349,445
Equity Residential	1,630,607	104,896,948
Essex Property Trust, Inc.	290,770	64,754,479
General Growth Properties, Inc.	2,083,236	57,497,314

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       15

			Shares	Value
Real estate (continued)
Equity real estate investment trusts (continued)
	Kilroy Realty Corp.		755,004	$52,359,527
	Kimco Realty Corp.		4,145,967	120,025,745
	Regency Centers Corp.		2,207,744	171,078,083
	SL Green Realty Corp.		1,800,935	194,681,074
	The Macerich Company		822,267	66,496,732
Utilities 6.5%				824,083,937
Electric utilities 6.0%
	Alliant Energy Corp.		2,022,167	77,469,218
	American Electric Power Company, Inc.		2,655,628	170,517,874
	Edison International		2,613,676	188,838,091
	FirstEnergy Corp.		899,687	29,761,646
	Great Plains Energy, Inc.		3,126,120	85,311,815
	PG&E Corp.		2,089,951	127,842,303
	Portland General Electric Company		1,840,073	78,368,709
Multi-utilities 0.5%
	Ameren Corp.		1,341,486	65,974,281
	Yield (%)		Shares	Value
Securities lending collateral 0.1%				$11,587,358
(Cost $11,585,283)
John Hancock Collateral Trust (W)	0.6548(Y	)	1,157,972	11,587,358
Short-term investments 2.0%				$250,792,979
(Cost $250,792,979)
Money market funds 2.0%				250,792,979
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2692(Y	)	250,792,979	250,792,979
Total investments (Cost $10,111,288,104)† 100.0%				$12,757,985,483
Other assets and liabilities, net 0.0%				$5,390,005
Total net assets 100.0%				$12,763,375,488

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-16.
†	At 9-30-16, the aggregate cost of investment securities for federal income tax purposes was $10,178,433,262. Net unrealized appreciation aggregated to $2,579,552,221, of which $2,632,634,874 related to appreciated investment securities and $53,082,653 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-16 (unaudited)

Assets
Unaffiliated investments, at value (Cost $10,099,702,821) including $11,317,368 of securities loaned	$12,746,398,125
Affiliated investments, at value (Cost $11,585,283)	11,587,358
Total investments, at value (Cost $10,111,288,104)	12,757,985,483
Receivable for fund shares sold	30,808,105
Dividends and interest receivable	23,321,895
Receivable for securities lending income	6,034
Other receivables and prepaid expenses	213,879
Total assets	12,812,335,396
Liabilities
Payable for investments purchased	9,214,746
Payable for fund shares repurchased	26,272,879
Payable upon return of securities loaned	11,567,000
Payable to affiliates
Accounting and legal services fees	258,144
Transfer agent fees	1,010,295
Distribution and service fees	110,644
Trustees' fees	6,702
Other liabilities and accrued expenses	519,498
Total liabilities	48,959,908
Net assets	$12,763,375,488
Net assets consist of
Paid-in capital	$9,901,485,860
Undistributed net investment income	97,108,061
Accumulated net realized gain (loss) on investments	118,084,188
Net unrealized appreciation (depreciation) on investments	2,646,697,379
Net assets	$12,763,375,488

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($2,314,172,118 ÷ 114,561,084 shares)[1]	$20.20
Class C ($331,387,069 ÷ 16,330,916 shares) [1]	$20.29
Class I ($8,377,656,278 ÷ 400,123,918 shares)	$20.94
Class R2 ($223,031,245 ÷ 10,701,247 shares)	$20.84
Class R4 ($80,426,897 ÷ 3,846,781 shares)	$20.91
Class R6 ($1,434,666,439 ÷ 68,525,854 shares)	$20.94
Class ADV ($2,035,442 ÷ 100,972 shares)	$20.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.26

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       17

STATEMENT OF OPERATIONS  For the six months ended 9-30-16 (unaudited)

Investment income
Dividends	$115,333,477
Securities lending	720,117
Interest	330,973
Less foreign taxes withheld	(43,469)
Total investment income	116,341,098
Expenses
Investment management fees	42,556,241
Distribution and service fees	4,913,695
Accounting and legal services fees	825,375
Transfer agent fees	6,049,013
Trustees' fees	111,733
State registration fees	160,229
Printing and postage	337,811
Professional fees	205,176
Custodian fees	628,693
Other	79,471
Total expenses	55,867,437
Less expense reductions	(496,256)
Net expenses	55,371,181
Net investment income	60,969,917
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	169,557,760
Affiliated investments	20,068
169,577,828
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	837,954,490
Affiliated investments	(16,662)
837,937,828
Net realized and unrealized gain	1,007,515,656
Increase in net assets from operations	$1,068,485,573

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-16	Year ended 3-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$60,969,917	$100,220,069
Net realized gain	169,577,828	377,903,769
Change in net unrealized appreciation (depreciation)	837,937,828	(750,835,194)
Increase (decrease) in net assets resulting from operations	1,068,485,573	(272,711,356)
Distributions to shareholders
From net investment income
Class A	—	(6,909,198)
Class I	—	(44,367,788)
Class R2	—	(449,251)
Class R4	—	(516,113)
Class R6	—	(6,282,487)
Class ADV	—	(2,444)
From net realized gain
Class A	—	(118,530,557)
Class C	—	(19,552,094)
Class I	—	(426,532,269)
Class R2	—	(13,446,594)
Class R4	—	(6,646,956)
Class R6	—	(51,664,209)
Class ADV	—	(50,644)
Total distributions	—	(694,950,604)
From fund share transactions	201,276,802	1,654,438,937
Total increase	1,269,762,375	686,776,977
Net assets
Beginning of period	11,493,613,113	10,806,836,136
End of period	$12,763,375,488	$11,493,613,113
Undistributed net investment income	$97,108,061	$36,138,144

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       19

Financial highlights

Class A Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.49		$20.19	$18.23	$14.51	$12.41	$11.98
Net investment income[2]	0.08		0.13	0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.63		(0.63)	2.42	4.03	2.09	0.42
Total from investment operations	1.71		(0.50)	2.47	4.08	2.14	0.46
Less distributions
From net investment income	—		(0.07)	(0.06)	(0.04)	(0.04)	—
From net realized gain	—		(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	—		(1.20)	(0.51)	(0.36)	(0.04)	(0.03)
Net asset value, end of period	$20.20		$18.49	$20.19	$18.23	$14.51	$12.41
Total return (%)[3,4]	9.25	[5]	(2.59)	13.78	28.30	17.31	3.92
Ratios and supplemental data
Net assets, end of period (in millions)	$2,314		$1,971	$2,148	$3,086	$1,169	$517
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	[6]	1.13	1.13	1.18	1.27	1.33
Expenses including reductions	1.12	[6]	1.12	1.13	1.17	1.27	1.29
Net investment income	0.84	[6]	0.70	0.28	0.32	0.38	0.32
Portfolio turnover (%)	23		47	35	39	55	41

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       20

Class C Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$18.65		$20.43	$18.53	$14.82	$12.74	$10.63
Net investment income (loss)[3]	0.01		(0.01)	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.63		(0.64)	2.43	4.10	2.13	2.16
Total from investment operations	1.64		(0.65)	2.35	4.03	2.08	2.14
Less distributions
From net realized gain	—		(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	—		(1.13)	(0.45)	(0.32)	—	(0.03)
Net asset value, end of period	$20.29		$18.65	$20.43	$18.53	$14.82	$12.74
Total return (%)[4,5]	8.79	[6]	(3.27)	12.90	27.32	16.33	20.22	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$331		$329	$366	$329	$90	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	[7]	1.88	1.89	1.94	2.08	2.10	[7]
Expenses including reductions	1.87	[7]	1.87	1.88	1.93	2.08	2.10	[7]
Net investment income (loss)	0.06	[7]	(0.06)	(0.42)	(0.43)	(0.39)	(0.26	) [7]
Portfolio turnover (%)	23		47	35	39	55	41	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class C shares is 8-15-11.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       21

Class I Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$19.14		$20.86	$18.81	$14.95	$12.79	$12.33
Net investment income[2]	0.11		0.20	0.12	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	1.69		(0.67)	2.49	4.16	2.15	0.45
Total from investment operations	1.80		(0.47)	2.61	4.26	2.24	0.52
Less distributions
From net investment income	—		(0.12)	(0.11)	(0.08)	(0.08)	(0.03)
From net realized gain	—		(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	—		(1.25)	(0.56)	(0.40)	(0.08)	(0.06)
Net asset value, end of period	$20.94		$19.14	$20.86	$18.81	$14.95	$12.79
Total return (%)[3]	9.40	[4]	(2.35)	14.13	28.67	17.64	4.28
Ratios and supplemental data
Net assets, end of period (in millions)	$8,378		$7,802	$7,116	$4,168	$1,762	$948
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	[5]	0.87	0.87	0.89	0.93	0.98
Expenses including reductions	0.85	[5]	0.86	0.86	0.89	0.93	0.98
Net investment income	1.08	[5]	0.99	0.63	0.59	0.71	0.63
Portfolio turnover (%)	23		47	35	39	55	41

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       22

Class R2 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$19.09		$20.81	$18.77	$14.94	$12.78	$12.43
Net investment income[3]	0.07		0.11	0.04	0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.68		(0.66)	2.48	4.14	2.14	0.34
Total from investment operations	1.75		(0.55)	2.52	4.18	2.19	0.35
Less distributions
From net investment income	—		(0.04)	(0.03)	(0.03)	(0.03)	—
From net realized gain	—		(1.13)	(0.45)	(0.32)	—	—
Total distributions	—		(1.17)	(0.48)	(0.35)	(0.03)	—
Net asset value, end of period	$20.84		$19.09	$20.81	$18.77	$14.94	$12.78
Total return (%)[4]	9.17	[5]	(2.74)	13.66	28.15	17.15	2.82	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$223		$234	$250	$205	$15	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	[7]	1.27	1.29	1.28	2.15	16.13	[7]
Expenses including reductions	1.25	[7]	1.27	1.28	1.27	1.40	1.45	[7]
Net investment income	0.67	[7]	0.56	0.19	0.25	0.33	1.00	[7]
Portfolio turnover (%)	23		47	35	39	55	41	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       23

Class R4 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$19.13		$20.85	$18.81	$15.63
Net investment income[3]	0.09		0.16	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.69		(0.66)	2.47	3.49
Total from investment operations	1.78		(0.50)	2.57	3.55
Less distributions
From net investment income	—		(0.09)	(0.08)	(0.05)
From net realized gain	—		(1.13)	(0.45)	(0.32)
Total distributions	—		(1.22)	(0.53)	(0.37)
Net asset value, end of period	$20.91		$19.13	$20.85	$18.81
Total return (%)[4]	9.30	[5]	(2.50)	13.93	22.85	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$80		$104	$118	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	[6]	1.12	1.15	1.30	[6]
Expenses including reductions	1.01	[6]	1.02	1.04	1.14	[6]
Net investment income	0.89	[6]	0.81	0.49	0.44	[6]
Portfolio turnover (%)	23		47	35	39	[7]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R4 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       24

Class R6 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$19.13		$20.85	$18.81	$14.95	$12.79	$10.95
Net investment income[3]	0.12		0.22	0.14	0.12	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.69		(0.67)	2.48	4.16	2.14	1.82
Total from investment operations	1.81		(0.45)	2.62	4.28	2.25	1.90
Less distributions
From net investment income	—		(0.14)	(0.13)	(0.10)	(0.09)	(0.03)
From net realized gain	—		(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	—		(1.27)	(0.58)	(0.42)	(0.09)	(0.06)
Net asset value, end of period	$20.94		$19.13	$20.85	$18.81	$14.95	$12.79
Total return (%)[4]	9.46	[5]	(2.25)	14.21	28.81	17.68	17.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,435		$1,053	$807	$444	$100	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[6]	0.77	0.78	0.81	0.89	4.22	[6]
Expenses including reductions	0.76	[6]	0.76	0.77	0.80	0.89	0.99	[6]
Net investment income	1.22	[6]	1.13	0.73	0.71	0.84	1.25	[6]
Portfolio turnover (%)	23		47	35	39	55	41	[7]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       25

Class ADV Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$18.46		$20.15	$18.20	$14.49	$12.40	$11.97
Net investment income[2]	0.10		0.12	0.04	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.60		(0.63)	2.40	4.03	2.10	0.43
Total from investment operations	1.70		(0.51)	2.44	4.06	2.14	0.47
Less distributions
From net investment income	—		(0.05)	(0.04)	(0.03)	(0.05)	(0.01)
From net realized gain	—		(1.13)	(0.45)	(0.32)	—	(0.03)
Total distributions	—		(1.18)	(0.49)	(0.35)	(0.05)	(0.04)
Net asset value, end of period	$20.16		$18.46	$20.15	$18.20	$14.49	$12.40
Total return (%)[3]	9.21	[4]	(2.59)	13.67	28.19	17.33	3.94
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	[5]	1.42	3.12	3.46	3.74	4.18
Expenses including reductions	1.12	[5]	1.16	1.25	1.25	1.25	1.25
Net investment income	1.07	[5]	0.63	0.21	0.19	0.35	0.37
Portfolio turnover (%)	23		47	35	39	55	41

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       26

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund into the fund. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective January 31, 2014, the fund was closed to new investors, subject to certain exceptions described in the fund's prospectus.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       27

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2016, the fund loaned common stocks valued at $11,317,368 and received $11,567,000 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       28

custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended September 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2016 were $11,430.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and characterization of distributions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       29

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners, a division of Robeco Investment Management, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the six months ended September 30, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$75,853	Class R4	$3,443
Class C	12,521	Class R6	46,500
Class I	303,320	Class ADV	50
Class R2	8,695	Total	$450,382

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2016 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

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Class	Rule 12b-1 fee	Service fee
Class R4	0.25%	0.10%
Class ADV	0.25%	—

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $45,874 for Class R4 shares for the six months ended September 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $283,714 for the six months ended September 30, 2016. Of this amount, $15,225 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $267,900 was paid as sales commissions to broker-dealers and $589 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2016, CDSCs received by the Distributor amounted to $660 and $4,918 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,518,671	$1,236,012
Class C	1,664,403	204,187
Class I	—	4,472,454
Class R2	568,824	20,060
Class R4	160,145	7,913
Class R6	—	107,576
Class ADV	1,652	811
Total	$4,913,695	$6,049,013

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       31

credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$15,000,000	1	0.72%	$298

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2016 and for the year ended March 31, 2016 were as follows:

		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	23,435,972	$460,256,286	21,552,676	$412,766,577
Distributions reinvested	—	—	6,034,797	112,911,059
Repurchased	(15,455,524)	(299,109,441)	(27,405,721)	(516,146,241)
Net increase	7,980,448	$161,146,845	181,752	$9,531,395
Class C shares
Sold	366,653	$7,183,169	1,462,579	$28,488,911
Distributions reinvested	—	—	779,448	14,731,558
Repurchased	(1,684,973)	(32,993,587)	(2,507,649)	(47,704,933)
Net decrease	(1,318,320)	($25,810,418)	(265,622)	($4,484,464)
Class I shares
Sold	54,173,049	$1,088,123,255	135,576,524	$2,682,776,608
Distributions reinvested	—	—	20,560,074	397,837,424
Repurchased	(61,649,760)	(1,231,873,454)	(89,741,468)	(1,747,523,008)
Net increase (decrease)	(7,476,711)	($143,750,199)	66,395,130	$1,333,091,024
Class R2 shares
Sold	1,173,806	$23,428,263	4,196,078	$82,483,640
Distributions reinvested	—	—	579,958	11,204,789
Repurchased	(2,713,006)	(53,975,409)	(4,536,126)	(88,402,820)
Net increase (decrease)	(1,539,200)	($30,547,146)	239,910	$5,285,609
Class R4 shares
Sold	518,395	$10,358,633	2,262,975	$44,142,313
Distributions reinvested	—	—	370,181	7,163,001
Repurchased	(2,111,688)	(40,987,938)	(2,860,512)	(54,855,218)
Net decrease	(1,593,293)	($30,629,305)	(227,356)	($3,549,904)
Class R6 shares
Sold	18,920,805	$378,399,757	21,727,749	$420,412,366
Distributions reinvested	—	—	2,997,760	57,946,695
Repurchased	(5,433,551)	(108,683,030)	(8,408,365)	(163,716,912)
Net increase	13,487,254	$269,716,727	16,317,144	$314,642,149

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		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class ADV shares
Sold	71,634	$1,404,876	1,872	$33,000
Distributions reinvested	—	—	2,844	53,088
Repurchased	(12,770)	(254,578)	(8,980)	(162,960)
Net increase	58,864	$1,150,298	(4,264)	($76,872)
Total net increase	9,599,042	$201,276,802	82,636,694	$1,654,438,937

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $3,038,342,202 and $2,712,633,564, respectively, for the six months ended September 30, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Robeco Investment Management, Inc., doing business as Boston Partners (the Subadvisor), for John Hancock Disciplined Value Mid Cap Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance,

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       35

including the favorable performance relative to the benchmark index and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       36

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       37

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       38

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       39

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Robeco Investment Management, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF322362	363SA 9/16 11/16

John Hancock

International Value Equity Fund

Semiannual report 9/30/16

A message to shareholders

Dear shareholder,

Investors in most international equities experienced gains over the past six months, as fears over slowing global growth dissipated. Emerging markets generally delivered the most robust returns, continuing a rally that began early in the year. China's economy and equity markets stabilized after a period of heightened volatility. While Brexit initially triggered a sharp decline in global equities, investor sentiment improved in July as the U.K. government completed an intraparty leadership transition and the Bank of England cut its benchmark interest rate. In Japan, weak consumption and low inflation continued to challenge the nation's slow economic recovery.

With continuing fallout over Brexit and the recent U.S. presidential election, it's prudent to expect that volatility will pick up in the coming months. Should markets encounter tougher going this fall, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
36	Continuation of investment advisory and subadvisory agreements
41	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16 (%)

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global markets rose amid a challenging economic environment

Most developed-market stocks outside the United States posted gains as key central banks expanded stimulative monetary policies, helping to offset the negative impact from voters' approval of a U.K. referendum to exit the European Union.

The fund lagged its benchmark

The fund posted a positive absolute return but slightly trailed its benchmark, the MSCI World ex-USA Index, as our security selection in the United Kingdom weighed on relative performance.

Stock picking in Japan and selected sectors offset some of the shortfall

Our security selection in Japan and in the consumer staples, healthcare, and utilities sectors aided performance relative to the benchmark.

SECTOR COMPOSITION AS OF 9/30/16 (%)

Financials	20.2
Consumer discretionary	15.4
Health care	11.3
Consumer staples	11.2
Industrials	9.0
Materials	8.2
Energy	6.3
Telecommunication services	5.1
Information technology	4.7
Utilities	2.8
Real estate	1.9
Short-term investments and other	3.9

As a percentage of net assets.

A note about risks

Foreign investing has additional risks, such as currency and market volatility and political and social instability. Value stocks may decline in price. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Wendell Perkins, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Wendell Perkins, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the factors behind the positive returns that most non-U.S. developed-market equities posted during the six-month period?

Further expansion of stimulative monetary policies from central banks in China, Japan, and Europe provided support for equities, and concerns about the ability of China's government to manage its economy through a period of slower growth and elevated credit stress eased somewhat. Recoveries in the prices of oil and other commodities also helped to drive many stocks higher.

Equity prices continued on a generally upward trend until June, when U.K. voters approved a referendum to leave the European Union (Brexit). Stocks fell sharply in the vote's immediate aftermath, as the outcome threatened to unwind a decades-long trend toward greater economic integration across Europe and the United Kingdom. However, stocks recovered their positive momentum later in the summer as the U.K. government completed an intraparty leadership transition and the Bank of England cut its benchmark interest rate. In Japan, weak consumption and low inflation continued to weigh on the economy as the nation's government and central bank expanded their efforts to generate a prolonged and sustainable recovery. Uncertainty about the pace of increases in U.S. interest rates also weighed on global investment sentiment.

Relative to the benchmark, the MSCI World ex-USA Index, Japanese equities posted strong results, led by Japanese value-oriented equities, which outperformed their growth stock counterparts by a wide margin. Most stocks in Europe and the United Kingdom underperformed relative to the benchmark. At the sector level, materials, energy, and information technology were the strongest performers, while telecommunication services, consumer discretionary, and utilities were some of the weakest.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       4

"... Japanese equities posted strong results, led by Japanese value-oriented equities, which outperformed their growth stock counterparts by a wide margin."

How did this environment affect your team's management of the fund?

We positioned the fund fairly defensively, as we have been skeptical about the long-term sustainability of a global economic recovery that can be traced as much to central bank stimulus as it can to strong economic fundamentals and solid earnings growth, in our view. Some of our concerns were borne out as economic indicators and consensus expectations continued to point to a slow global growth environment. While we maintained a cautious investment approach based on our views about the global economy, we continued to evaluate stocks primarily based on a value-oriented, bottom-up basis, aligned with our assessment of the risks and opportunities specific to each stock.

The fund trailed its benchmark during the period. At the regional and sector levels, what factors had the most significant impact on this result?

From a regional perspective, our stock picking in the United Kingdom had a negative impact on relative results. At the sector level, our security selection in industrials and energy weighed on relative performance.

Which positions had the biggest negative impact on performance?

The top detractors were positions in two U.K.-based stocks: easyJet PLC, a low-cost airline with

TOP 10 HOLDINGS AS OF 9/30/16 (%)

Novartis AG	1.3
Nestle SA	1.2
Unilever PLC	1.1
Merck KGaA	1.1
HSBC Holdings PLC	1.1
Siemens AG	1.0
Hang Lung Group, Ltd.	1.0
SAP SE	1.0
Fujitsu, Ltd.	1.0
Nippon Telegraph & Telephone Corp.	1.0
TOTAL	10.8
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       5

"From a regional perspective, our stock picking in the United Kingdom had a negative impact on relative results."
routes in the United Kingdom and Continental Europe, and Debenhams PLC, a department store chain. Although neither company has suffered poor financial or operational performance in recent months, shares of both stocks declined as most investors appeared to take a negative view of Brexit's potential impact on U.K.-based equities broadly. Shares of easyJet were also hurt by the weakening value of the pound sterling, which had a negative impact on overseas travel by U.K. citizens.

Another position that had a significantly negative impact on relative results was Telefonaktiebolaget LM Ericsson (Sweden). Shares of the telecommunications equipment maker were pressured by a sluggish global environment for capital spending, especially in the United States and Europe.

What had the biggest positive impact on performance?

Our stock picking in Japan contributed to relative results, as did the fund's modest weighting in emerging-market equities. At the sector level, our stock picking in consumer staples, healthcare, and utilities added value on a relative basis.

At the individual security level, a position in Fujitsu, Ltd., a Japanese provider of information technology equipment and services, was the most significant contributor. Fujitsu's shares rose after the company reported stronger-than-expected quarterly results. The stock was also supported by

TOP 10 COUNTRIES AS OF 9/30/16 (%)

Japan	20.8
United Kingdom	14.3
Germany	9.8
France	9.3
Switzerland	8.1
Canada	5.7
Australia	5.5
Netherlands	4.2
Hong Kong	3.6
Spain	2.6
TOTAL	83.9
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       6

growing expectations that Fujitsu would reform its business model, including restructuring its consumer electronics business.

Another key contributor was a position in Bandai Namco Holdings, Inc., a Japanese toy and game maker. The company's shares rose sharply as a result of better-than-expected earnings and sales results. A position in Ebara Corp. (Japan), a manufacturer of industrial turbines and pumps, also significantly contributed.

How was the fund positioned at the end of the period?

At the sector level, the fund's most significant overweight was in consumer discretionary, while its most significant underweight was in industrials. At the regional level, the fund was modestly overweight in the Pacific Rim and modestly underweight in North America and Europe, and held a modest weighting in emerging-market equities.

MANAGED BY

Wendell Perkins, CFA On the fund since 1998 Investing since 1985
Edward Maraccini, CFA On the fund since 2007 Investing since 1995
Margaret McKay, CFA On the fund since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1,2	-1.35	4.53	0.91	0.01	24.83	9.51
Class C1,2	2.01	4.86	0.73	3.95	26.76	7.56
Class I1,2,3	4.03	5.91	1.60	5.42	33.23	17.22
Class R2[1,2,3]	3.58	5.53	1.37	5.12	30.90	14.62
Class R4[1,2,3]	4.09	5.82	1.64	5.41	32.69	17.64
Class R6[1,2,3]	4.13	6.09	1.89	5.28	34.39	20.65
Class NAV[1,2,3]	4.13	6.11	1.92	5.42	34.52	20.95
Index 1†	7.73	7.41	2.37	5.54	42.94	26.44
Index 2†	5.56	6.27	1.27	5.82	35.54	13.45

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.35	2.10	1.08	1.49	1.34	0.99	0.97
Net (%)	1.35	2.10	1.08	1.49	1.24	0.97	0.97

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,2,4	9-30-06	10,756	10,756	12,644	11,345
Class I1,2,3	9-30-06	11,722	11,722	12,644	11,345
Class R2[1,2,3]	9-30-06	11,462	11,462	12,644	11,345
Class R4[1,2,3]	9-30-06	11,764	11,764	12,644	11,345
Class R6[1,2,3]	9-30-06	12,065	12,065	12,644	11,345
Class NAV[1,2,3]	9-30-06	12,095	12,095	12,644	11,345

The MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

The MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund (the predecessor fund, first offered on 4-1-98) became owners of an equal number of full and fractional Class A shares or Class I shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. The performance shown for Class A and Class I shares for periods prior to this date reflects the historical performance of Optique International Value Fund. Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 7-2-13; Class NAV shares were first offered on 12-16-11. The returns prior to these dates are that of Class A shares recalculated to reflect the gross fees and expenses of Class C, Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
2	In October 2011, the advisor made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,052.80	$6.90	1.34%
Class C	1,000.00	1,049.50	10.74	2.09%
Class I	1,000.00	1,054.20	5.56	1.08%
Class R2	1,000.00	1,051.20	7.35	1.43%
Class R4	1,000.00	1,054.10	5.82	1.14%
Class R6	1,000.00	1,052.80	4.94	0.96%
Class NAV	1,000.00	1,054.20	5.00	0.97%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.40	$6.78	1.34%
Class C	1,000.00	1,014.60	10.56	2.09%
Class I	1,000.00	1,019.70	5.47	1.08%
Class R2	1,000.00	1,017.90	7.23	1.43%
Class R4	1,000.00	1,019.40	5.72	1.14%
Class R6	1,000.00	1,020.30	4.86	0.96%
Class NAV	1,000.00	1,020.20	4.91	0.97%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       11

Fund's investments

As of 9-30-16 (unaudited)
	Shares	Value
Common stocks 95.1%		$519,653,943
(Cost $538,622,081)
Australia 5.5%		30,140,644
AGL Energy, Ltd.	308,954	4,523,190
Australia & New Zealand Banking Group, Ltd.	245,595	5,231,563
BHP Billiton, Ltd.	287,089	4,973,104
Coca-Cola Amatil, Ltd.	640,129	5,047,517
National Australia Bank, Ltd.	230,488	4,954,573
QBE Insurance Group, Ltd.	464,013	3,320,253
Santos, Ltd.	741,691	2,090,444
Canada 5.7%		31,170,356
Bank of Montreal	73,813	4,836,849
Barrick Gold Corp.	238,209	4,217,840
Husky Energy, Inc. (I)	328,359	4,022,050
IGM Financial, Inc. (L)	157,559	4,253,775
Magna International, Inc.	113,129	4,856,454
Suncor Energy, Inc.	145,730	4,045,495
The Toronto-Dominion Bank	111,234	4,937,893
Chile 0.6%		3,354,258
Antofagasta PLC (L)	495,175	3,354,258
China 1.1%		5,877,634
China Petroleum & Chemical Corp., H Shares	2,934,279	2,166,261
CNOOC, Ltd.	2,942,000	3,711,373
Denmark 0.9%		4,689,238
Carlsberg A/S, B Shares	49,064	4,689,238
France 9.3%		50,630,818
AXA SA	193,684	4,118,165
BNP Paribas SA	82,074	4,221,382
Christian Dior SE	27,505	4,932,959
Engie SA	206,022	3,194,328
Kering	26,673	5,382,186
Lagardere SCA	176,877	4,504,426
Orange SA	312,283	4,892,735
Publicis Groupe SA	69,489	5,258,105
Sanofi	59,317	4,517,068
Schneider Electric SE	74,304	5,168,900
TOTAL SA	93,366	4,440,564
Germany 8.8%		48,323,572
Allianz SE	30,265	4,497,711
BASF SE	59,587	5,102,181

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       12

	Shares	Value
Germany (continued)
Bayer AG	44,515	$4,470,677
Bayerische Motoren Werke AG	59,240	4,987,752
E.ON SE	326,199	2,318,469
Gerresheimer AG	57,038	4,849,568
Merck KGaA	54,017	5,826,568
Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re)	25,427	4,748,923
SAP SE	60,582	5,540,397
Siemens AG	47,601	5,581,737
Uniper SE (I)	32,619	399,589
Hong Kong 3.6%		19,861,163
China Mobile, Ltd.	373,582	4,589,219
Guangdong Investment, Ltd.	3,168,098	5,060,871
Hang Lung Group, Ltd.	1,452,538	5,554,588
Yue Yuen Industrial Holdings, Ltd.	1,126,702	4,656,485
Ireland 2.6%		13,972,489
ICON PLC (I)	58,480	4,524,598
Shire PLC	84,371	5,455,668
Smurfit Kappa Group PLC	178,601	3,992,223
Israel 0.8%		4,235,035
Teva Pharmaceutical Industries, Ltd.	91,243	4,235,035
Japan 20.8%		113,796,414
Bandai Namco Holdings, Inc.	165,531	5,066,587
Bridgestone Corp.	131,686	4,851,810
East Japan Railway Company	51,163	4,618,180
Ebara Corp.	136,142	4,030,726
Fujitsu, Ltd.	1,028,003	5,532,332
Honda Motor Company, Ltd.	172,927	4,990,725
Inpex Corp.	463,219	4,211,806
Kyocera Corp.	101,425	4,873,803
Mitsubishi Chemical Holdings Corp.	783,547	4,912,372
Mitsubishi Corp.	221,509	5,049,535
Mitsubishi Electric Corp.	333,018	4,268,195
Mitsubishi UFJ Financial Group, Inc.	845,810	4,284,947
Mitsui Fudosan Company, Ltd.	216,185	4,599,209
Mizuho Financial Group, Inc.	2,458,484	4,143,624
MS&AD Insurance Group Holdings, Inc.	168,659	4,700,731
Nippon Telegraph & Telephone Corp.	120,647	5,517,910
Nippon Television Holdings, Inc.	253,468	4,302,932
Nissan Motor Company, Ltd.	477,225	4,681,040
Rohm Company, Ltd.	103,291	5,444,515
Seven & i Holdings Company, Ltd.	109,548	5,178,914
Sumitomo Chemical Company, Ltd.	967,000	4,296,778
Taiheiyo Cement Corp.	1,503,467	4,326,170

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SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       13

	Shares	Value
Japan (continued)
Toyo Suisan Kaisha, Ltd.	114,661	$4,864,286
Toyota Motor Corp.	87,047	5,049,287
Netherlands 4.2%		22,726,120
Aegon NV	777,780	2,966,797
Akzo Nobel NV	67,904	4,593,045
Heineken Holding NV	63,329	5,073,673
ING Groep NV (I)	372,392	4,597,432
Royal Dutch Shell PLC, A Shares	220,205	5,495,173
Norway 0.9%		4,907,393
DNB ASA	373,278	4,907,393
Singapore 2.4%		12,845,528
DBS Group Holdings, Ltd. (L)	382,193	4,336,688
Sembcorp Industries, Ltd.	1,933,116	3,699,499
Singapore Telecommunications, Ltd.	1,645,118	4,809,341
South Africa 0.6%		3,215,897
Tiger Brands, Ltd.	115,986	3,215,897
Spain 2.6%		14,417,787
Banco Santander SA	873,711	3,876,103
Bolsas y Mercados Espanoles SHMSF SA (L)	91,718	2,726,229
CaixaBank SA (L)	1,401,850	3,542,510
Telefonica SA	422,516	4,272,945
Sweden 2.3%		12,695,847
Modern Times Group MTG AB, B Shares	161,462	4,136,207
SKF AB, B Shares	245,904	4,246,603
Telefonaktiebolaget LM Ericsson, B Shares	597,350	4,313,037
Switzerland 8.1%		44,505,397
Adecco Group AG	75,804	4,272,746
Aryzta AG (I)	121,437	5,401,730
Credit Suisse Group AG (I)	217,854	2,863,176
Julius Baer Group, Ltd. (I)	105,454	4,298,513
LafargeHolcim, Ltd. (I)	95,275	5,160,580
Nestle SA	80,210	6,333,709
Novartis AG	87,800	6,929,205
Roche Holding AG	20,040	4,979,912
Zurich Insurance Group AG (I)	16,541	4,265,826
United Kingdom 14.3%		78,288,353
AstraZeneca PLC	83,496	5,406,492
Barclays PLC	1,763,687	3,823,690
BP PLC	763,458	4,449,972
Debenhams PLC	3,729,426	2,693,925
Diageo PLC	182,118	5,216,482

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SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       14

				Shares	Value
United Kingdom (continued)
easyJet PLC				249,054	$3,247,402
GlaxoSmithKline PLC				250,678	5,339,047
HSBC Holdings PLC				770,753	5,793,540
Imperial Brands PLC				91,516	4,710,361
Informa PLC				550,462	5,078,475
Kingfisher PLC				863,133	4,211,257
Meggitt PLC				820,051	4,786,371
Sky PLC				370,105	4,289,535
Smith & Nephew PLC				316,924	5,111,443
Standard Chartered PLC (I)				492,763	4,009,964
Unilever PLC				128,345	6,073,265
Vodafone Group PLC				1,411,178	4,047,132
Preferred securities 1.0%					$5,477,416
(Cost $4,841,142)
Germany 1.0%					5,477,416
Henkel AG & Company KGaA				40,245	5,477,416
		Yield (%)		Shares	Value
Securities lending collateral 2.2%					$11,936,194
(Cost $11,936,246)
John Hancock Collateral Trust (W)		0.6548(Y	)	1,192,832	11,936,194
	Yield* (%)	Maturity date		Par value^	Value
Short-term investments 4.1%					$22,053,906
(Cost $22,053,888)
U.S. Government Agency 0.5%					2,452,000
Federal Agricultural Mortgage Corp. Discount Note	0.200	10-03-16		608,000	608,000
Federal Home Loan Bank Discount Note	0.100	10-03-16		1,844,000	1,844,000
		Yield (%)		Shares	Value
Money market funds 2.9%					15,792,906
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class		0.1943(Y	)	15,792,906	15,792,906
				Par value^	Value
Repurchase agreement 0.7%					3,809,000
Barclays Capital Tri-Party Repurchase Agreement dated 9-30-16 at 0.420% to be repurchased at $3,809,133 on 10-3-16, collateralized by $3,745,100 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-21 (valued at $3,885,319, including interest)				3,809,000	3,809,000
Total investments (Cost $577,453,357)† 102.4%					$559,121,459
Other assets and liabilities, net (2.4%)					($12,907,762)
Total net assets 100.0%					$546,213,697

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 9-30-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 9-30-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 9-30-16, the aggregate cost of investment securities for federal income tax purposes was $578,013,651. Net unrealized depreciation aggregated to $18,892,192, of which $45,022,123 related to appreciated investment securities and $63,914,315 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-16 (unaudited)

Assets
Unaffiliated investments, at value (Cost $565,517,111) including $11,354,242 of securities loaned	547,185,265
Affiliated investments, at value (Cost $11,936,246)	11,936,194
Total investments, at value (Cost $577,453,357)	559,121,459
Foreign currency, at value (Cost $213,507)	213,355
Receivable for investments sold	3,848,678
Receivable for fund shares sold	42,370
Dividends and interest receivable	2,128,651
Receivable for securities lending income	30,099
Other receivables and prepaid expenses	66,662
Total assets	565,451,274
Liabilities
Due to custodian	2,451,975
Payable for investments purchased	3,848,674
Payable for fund shares repurchased	863,090
Payable upon return of securities loaned	11,935,565
Payable to affiliates
Accounting and legal services fees	14,875
Transfer agent fees	2,410
Distribution and service fees	101
Trustees' fees	259
Other liabilities and accrued expenses	120,628
Total liabilities	19,237,577
Net assets	$546,213,697
Net assets consist of
Paid-in capital	$562,815,643
Undistributed net investment income	9,766,006
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,030,392)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(18,337,560)
Net assets	$546,213,697

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($20,743,542 ÷ 2,737,829 shares)[1]	$7.58
Class C ($588,370 ÷ 77,143 shares)[1]	$7.63
Class I ($2,500,846 ÷ 329,424 shares)	$7.59
Class R2 ($777,704 ÷ 102,327 shares)	$7.60
Class R4 ($89,070 ÷ 11,723 shares)	$7.60
Class R6 ($489,434 ÷ 64,528 shares)	$7.58
Class NAV ($521,024,731 ÷ 68,614,279 shares)	$7.59
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$7.98

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       18

STATEMENT OF OPERATIONS   For the six months ended 9-30-16 (unaudited)

Investment income
Dividends	$11,249,372
Securities lending	250,250
Interest	34,561
Less foreign taxes withheld	(908,749)
Total investment income	10,625,434
Expenses
Investment management fees	2,334,887
Distribution and service fees	31,599
Accounting and legal services fees	39,812
Transfer agent fees	14,927
Trustees' fees	4,436
State registration fees	48,870
Printing and postage	11,471
Professional fees	36,033
Custodian fees	106,189
Other	11,038
Total expenses	2,639,262
Less expense reductions	(20,075)
Net expenses	2,619,187
Net investment income	8,006,247
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	732,909
Affiliated investments	2,248
735,157
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	19,810,317
Affiliated investments	(529)
19,809,788
Net realized and unrealized gain	20,544,945
Increase in net assets from operations	$28,551,192

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-16	Year ended 3-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$8,006,247	$10,381,824
Net realized gain	735,157	2,208,141
Change in net unrealized appreciation (depreciation)	19,809,788	(65,986,338)
Increase (decrease) in net assets resulting from operations	28,551,192	(53,396,373)
Distributions to shareholders
From net investment income
Class A	—	(339,258)
Class C	—	(1,537)
Class I	—	(41,309)
Class R2	—	(14,968)
Class R4	—	(1,350)
Class R6	—	(6,549)
Class NAV	—	(8,722,583)
From net realized gain
Class A	—	(665,493)
Class C	—	(11,674)
Class I	—	(71,479)
Class R2	—	(35,430)
Class R4	—	(2,438)
Class R6	—	(9,907)
Class NAV	—	(13,194,256)
Total distributions	—	(23,118,231)
From fund share transactions	13,263,405	132,393,210
Total increase	41,814,597	55,878,606
Net assets
Beginning of period	504,399,100	448,520,494
End of period	$546,213,697	$504,399,100
Undistributed net investment income	$9,766,006	$1,759,759

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SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       20

Financial highlights

Class A Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$7.20		$8.29	$9.33	$8.66	$8.22	$9.09
Net investment income[2]	0.10		0.12	0.13	0.17 [3]	0.12	0.14
Net realized and unrealized gain (loss) on investments	0.28		(0.89)	(0.41)	0.97	0.54	(0.92	) [4]
Total from investment operations	0.38		(0.77)	(0.28)	1.14	0.66	(0.78)
Less distributions
From net investment income	—		(0.11)	(0.19)	(0.09)	(0.08)	(0.06)
From net realized gain	—		(0.21)	(0.57)	(0.38)	(0.14)	(0.05)
Total distributions	—		(0.32)	(0.76)	(0.47)	(0.22)	(0.11)
Contribution from adviser	—		—	—	—	—	0.02	[5]
Net asset value, end of period	$7.58		$7.20	$8.29	$9.33	$8.66	$8.22
Total return (%)[6,7]	5.28	[8]	(9.46)	(2.45)	13.51	8.16	(8.20	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$21		$25	$22	$18	$7	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	[9]	1.39	1.53	1.63	1.99	3.73
Expenses including reductions	1.34	[9]	1.38	1.52	1.60	1.60	1.60
Net investment income	2.73	[9]	1.57	1.50	1.85 [3]	1.52	1.68
Portfolio turnover (%)	13		18	25	38	27	21

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
5	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Does not reflect the effect of sales charges, if any.
8	Not annualized.
9	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       21

Class C Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$7.27		$8.35	$9.63
Net investment income[3]	0.07		0.06	0.01
Net realized and unrealized gain (loss) on investments	0.29		(0.90)	(0.60)
Total from investment operations	0.36		(0.84)	(0.59)
Less distributions
From net investment income	—		(0.03)	(0.12)
From net realized gain	—		(0.21)	(0.57)
Total distributions	—		(0.24)	(0.69)
Net asset value, end of period	$7.63		$7.27	$8.35
Total return (%)[4,5]	4.95	[6]	(10.19)	(5.72	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	[8]	3.23	13.81	[8]
Expenses including reductions	2.09	[8]	2.21	2.35	[8]
Net investment income	1.80	[8]	0.70	0.11	[8]
Portfolio turnover (%)	13		18	25	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class C shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       22

Class I Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12
Per share operating performance
Net asset value, beginning of period	$7.20		$8.29	$9.33	$8.66	$8.21	$9.09
Net investment income[2]	0.11		0.15	0.18	0.20 [3]	0.13	0.19
Net realized and unrealized gain (loss) on investments	0.28		(0.91)	(0.44)	0.97	0.57	(0.95	) [4]
Total from investment operations	0.39		(0.76)	(0.26)	1.17	0.70	(0.76)
Less distributions
From net investment income	—		(0.12)	(0.21)	(0.12)	(0.11)	(0.09)
From net realized gain	—		(0.21)	(0.57)	(0.38)	(0.14)	(0.05)
Total distributions	—		(0.33)	(0.78)	(0.50)	(0.25)	(0.14)
Contribution from adviser	—		—	—	—	—	0.02	[5]
Net asset value, end of period	$7.59		$7.20	$8.29	$9.33	$8.66	$8.21
Total return (%)[6]	5.42	[7]	(9.29)	(2.20)	13.87	8.61	(7.87	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$2	$3	$8	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[8]	1.28	1.41	1.46	2.08	7.59
Expenses including reductions	1.08	[8]	1.14	1.29	1.29	1.28	1.18
Net investment income	3.00	[8]	1.87	1.93	2.20 [3]	1.52	2.36
Portfolio turnover (%)	13		18	25	38	27	21

1	Six months ended 9-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
4	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
5	In October 2011, the advisor made a voluntary payment to the fund of $6,950. Without this payment, performance would have been lower.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       23

Class R2 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$7.23		$8.31	$9.35	$8.53
Net investment income[3]	0.10		0.11	0.11	0.19	[4]
Net realized and unrealized gain (loss) on investments	0.27		(0.89)	(0.40)	1.09
Total from investment operations	0.37		(0.78)	(0.29)	1.28
Less distributions
From net investment income	—		(0.09)	(0.18)	(0.08)
From net realized gain	—		(0.21)	(0.57)	(0.38)
Total distributions	—		(0.30)	(0.75)	(0.46)
Net asset value, end of period	$7.60		$7.23	$8.31	$9.35
Total return (%)[5]	5.12	[6]	(9.53)	(2.63)	15.38	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.44	[7]	1.68	2.76	5.96	[7]
Expenses including reductions	1.43	[7]	1.55	1.68	1.68	[7]
Net investment income	2.64	[7]	1.41	1.20	2.84	[4,7]
Portfolio turnover (%)	13		18	25	38	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       24

Class R4 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$7.21		$8.30	$9.34	$8.53
Net investment income[3]	0.11		0.14	0.15	0.10	[4]
Net realized and unrealized gain (loss) on investments	0.28		(0.90)	(0.42)	1.20
Total from investment operations	0.39		(0.76)	(0.27)	1.30
Less distributions
From net investment income	—		(0.12)	(0.20)	(0.11)
From net realized gain	—		(0.21)	(0.57)	(0.38)
Total distributions	—		(0.33)	(0.77)	(0.49)
Net asset value, end of period	$7.60		$7.21	$8.30	$9.34
Total return (%)[5]	5.41	[6]	(9.34)	(2.36)	15.55	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	[8]	3.82	18.12	15.49	[8]
Expenses including reductions	1.14	[8]	1.22	1.43	1.43	[8]
Net investment income	2.92	[8]	1.78	1.67	1.43	[4,8]
Portfolio turnover (%)	13		18	25	38	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R4 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       25

Class R6 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$7.20		$8.28	$9.33	$8.53
Net investment income[3]	0.10		0.25	0.10	0.12	[4]
Net realized and unrealized gain (loss) on investments	0.28		(0.98)	(0.34)	1.20
Total from investment operations	0.38		(0.73)	(0.24)	1.32
Less distributions
From net investment income	—		(0.14)	(0.24)	(0.14)
From net realized gain	—		(0.21)	(0.57)	(0.38)
Total distributions	—		(0.35)	(0.81)	(0.52)
Net asset value, end of period	$7.58		$7.20	$8.28	$9.33
Total return (%)[5]	5.28	[6]	(8.97)	(2.04)	15.83	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	$4	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	[8]	1.16	2.32	16.37	[8]
Expenses including reductions	0.96	[8]	0.97	1.04	1.10	[8]
Net investment income	3.02	[8]	2.95	1.15	1.76	[4,8]
Portfolio turnover (%)	13		18	25	38	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R6 shares is 7-2-13.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-13 to 3-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
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Class NAV Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$7.20		$8.29	$9.34	$8.66	$8.22	$7.21
Net investment income[3]	0.11		0.16	0.18	0.21 [4]	0.15	0.05
Net realized and unrealized gain (loss) on investments	0.28		(0.90)	(0.42)	0.99	0.55	0.96
Total from investment operations	0.39		(0.74)	(0.24)	1.20	0.70	1.01
Less distributions
From net investment income	—		(0.14)	(0.24)	(0.14)	(0.12)	—	[5]
From net realized gain	—		(0.21)	(0.57)	(0.38)	(0.14)	—
Total distributions	—		(0.35)	(0.81)	(0.52)	(0.26)	—	[5]
Net asset value, end of period	$7.59		$7.20	$8.29	$9.34	$8.66	$8.22
Total return (%)[6]	5.42	[7]	(9.09)	(2.03)	14.23	8.69	14.05	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$521		$476	$417	$433	$307	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	[8]	0.99	1.04	1.03	1.08	1.08	[8]
Expenses including reductions	0.97	[8]	0.98	1.03	1.03	1.08	1.08	[8]
Net investment income	3.03	[8]	2.00	2.05	2.37 [4]	1.78	2.21	[8]
Portfolio turnover (%)	13		18	25	38	27	21	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class NAV shares is 12-16-11.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to $0.04 and 0.41%, respectively.
5	Less than $0.005 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-11 to 3-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2016, by major security category or type:

	Total value at 9-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$30,140,644	—	$30,140,644	—
Canada	31,170,356	$31,170,356	—	—
Chile	3,354,258	—	3,354,258	—
China	5,877,634	—	5,877,634	—
Denmark	4,689,238	—	4,689,238	—
France	50,630,818	—	50,630,818	—
Germany	48,323,572	—	48,323,572	—
Hong Kong	19,861,163	—	19,861,163	—
Ireland	13,972,489	4,524,598	9,447,891	—
Israel	4,235,035	—	4,235,035	—
Japan	113,796,414	—	113,796,414	—
Netherlands	22,726,120	—	22,726,120	—
Norway	4,907,393	—	4,907,393	—
Singapore	12,845,528	—	12,845,528	—
South Africa	3,215,897	—	3,215,897	—
Spain	14,417,787	—	14,417,787	—
Sweden	12,695,847	—	12,695,847	—
Switzerland	44,505,397	—	44,505,397	—
United Kingdom	78,288,353	—	78,288,353	—
Preferred securities	5,477,416	—	5,477,416	—
Securities lending collateral	11,936,194	11,936,194	—	—
Short-term investments	22,053,906	15,792,906	6,261,000	—
Total investments in securities	$559,121,459	$63,424,054	$495,697,405	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

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Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2016, the fund loaned common stocks valued at $11,354,242 and received $11,935,565 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

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Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables it to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended September 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2016, were $1,817.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and investments in passive foreign investment companies.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.875% of the next $900 million of the fund's average daily net assets; (c) 0.850% of the next $1 billion of the fund's average daily net assets; (d) 0.825% of the next $1 billion of the fund's average daily net assets; (e) 0.800% of the next $1 billion of the fund's average daily net assets and (f) 0.775% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to July 1, 2016, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.35% of average annual net assets for Class C shares. This agreement excluded certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the six months ended September 30, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$815	Class R4	$3
Class C	33	Class R6	44
Class I	82	Class NAV	19,026
Class R2	29	Total	$20,032

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2016 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $43 for Class R4 shares for the six months ended September 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $29,821 for the six months ended September 30, 2016. Of this amount, $5,691 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $24,130 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2016, CDSCs received by the Distributor amounted to $1,345 and $53 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2016 were:

	Distribution and service fees	Transfer agent fees
Class A	$27,139	$13,295
Class C	2,667	327

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	Distribution and service fees	Transfer agent fees
Class I	—	1,201
Class R2	1,686	66
Class R4	107	7
Class R6	—	31
Total	$31,599	$14,927

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2016 and for the year ended March 31, 2016 were as follows:

		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	257,827	$1,889,676	1,083,193	$8,562,305
Distributions reinvested	—	—	135,930	1,004,523
Repurchased	(947,508)	(6,817,143)	(482,641)	(3,695,925)
Net increase (decrease)	(689,681)	($4,927,467)	736,482	$5,870,903
Class C shares
Sold	23,959	$174,247	51,939	$432,836
Distributions reinvested	—	—	1,748	13,077
Repurchased	(7,955)	(57,870)	(26,012)	(208,290)
Net increase	16,004	$116,377	27,675	$237,623
Class I shares
Sold	162,229	$1,212,498	94,277	$709,420
Distributions reinvested	—	—	15,262	112,787
Repurchased	(120,803)	(896,955)	(163,927)	(1,220,872)
Net increase (decrease)	41,426	$315,543	(54,388)	($398,665)
Class R2 shares
Sold	6,140	$45,217	21,907	$171,343
Distributions reinvested	—	—	6,792	50,399
Repurchased	(10,209)	(75,432)	(110,506)	(806,649)
Net decrease	(4,069)	($30,215)	(81,807)	($584,907)
Class R6 shares
Sold	59,922	$429,541	31,318	$262,895
Distributions reinvested	—	—	2,230	16,456
Repurchased	(19,436)	(140,810)	(525,820)	(4,449,258)
Net increase (decrease)	40,486	$288,731	(492,272)	($4,169,907)
Class NAV shares
Sold	6,000,944	$43,810,799	13,922,125	$117,421,574
Distributions reinvested	—	—	2,965,743	21,916,839
Repurchased	(3,502,869)	(26,310,363)	(1,093,231)	(7,900,250)
Net increase	2,498,075	$17,500,436	15,794,637	$131,438,163

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		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Total net increase	1,902,241	$13,263,405	15,930,327	$132,393,210

There were no fund share transactions during the six months ended September 30, 2016 and the year ended March 31, 2016 for Class R4 shares.

Affiliates of the Trust owned 100% of shares of beneficial interest of Class R4 and Class NAV, respectively, on September 30, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $87,303,484 and $64,027,722, respectively, for the six months ended September 30, 2016.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2016, funds within the John Hancock group of funds complex held 95.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	39.21%
John Hancock Funds II Lifestyle Balanced Portfolio	28.45%
John Hancock Funds II Lifestyle Aggressive Portfolio	15.96%

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock International Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       36

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       37

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed its peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance. The Board also noted that the fund outperformed its peer group average over the ten-year period ended December 31, 2015. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board also noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       38

(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       39

staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       40

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF322363	366SA 9/16 11/16

John Hancock

Strategic Growth Fund

Semiannual report 9/30/16

A message to shareholders

Dear shareholder,

The past six months were generally positive for U.S. equities, particularly for small-capitalization stocks. Major indexes reached all-time highs this summer, elevated by a mix of low interest rates globally, continued strong earnings here in the United States, and relatively little trading volume.

Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance. Even household incomes have begun to rise in earnest. As stocks notched new highs in July and August, market volatility was surprisingly muted. Choppy markets returned in September, however, as investors speculated when the U.S. Federal Reserve (Fed) would make its next rate increase. The recent U.S. presidential election also affected the markets.

It's prudent to expect that volatility will pick up in the coming months. Indeed, this summer's market milestones have been greeted with more angst than optimism on the part of investors. Lofty stock valuations in the United States have been on investors' minds, coupled with the potential for additional interest-rate increases by the Fed, which are widely expected given the health of the underlying economy. Should markets encounter tougher going this fall, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of September 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
40	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16 (%)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Solid performance despite economic challenges

The U.S. stock market gained ground in the face of economic uncertainty, including sluggish global growth and weaker corporate profits.

Results trailed the benchmark

The fund's underperformance compared to its benchmark, the Russell 1000 Growth Index, was shaped the most by poor stock picking in the financials sector.

Relative contributors

The fund benefited on a relative basis from security selection in information technology and healthcare.

SECTOR COMPOSITION AS OF 9/30/16 (%)

Information technology	35.1
Consumer discretionary	24.2
Health care	12.9
Consumer staples	10.1
Industrials	8.2
Real estate	2.1
Financials	1.3
Materials	1.1
Energy	1.0
Short-term investments and other	4.0

As a percentage of net assets.

A note about risks

Growth stocks may be more susceptible to earnings disappointments. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused on one sector may fluctuate more widely than investments in a wider variety of sectors. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

Why did the fund lag its benchmark, the Russell 1000 Growth Index, for the six-month period ended September 30, 2016?

The solid performance of large-cap U.S. growth stocks came despite several big macroeconomic challenges this period, including a slowing global economy, weaker corporate profits, and concerns about the U.K. vote to leave the European Union, known as Brexit. Against this backdrop, the world's major central banks opted to maintain their economically stimulative policies, providing a tailwind for stock valuations.

In this environment, the fund's relative underperformance was driven the most by poor stock picking in the financials sector and, to a lesser extent, in materials and industrials. On the positive side, security selection in information technology and health care added significant value.

Which stocks detracted from performance relative to the benchmark?

In the financials sector, nearly all of the negative performance impact came from three stocks: Signature Bank, KKR & Company LP, and The Blackstone Group LP.

Signature Bank, a longtime holding for the fund, struggled recently, as investors appeared to develop a variety of concerns about the company. These included a possible peak in the commercial real estate market, to which Signature has substantial exposure, the credit quality of the company's taxi-medallion loans in New York and Chicago, and the ongoing pressure of low interest rates on Signature's lending margins. We saw some merit in these concerns and, late in the period, sold the fund's stake.

Asset managers KKR and Blackstone struggled, as recent market forces have limited both companies' ability to sell private equity investments, which in turn has cut into their performance fees. Although we were optimistic about the long-term trends for KKR and Blackstone, we also acknowledged the short-term headwinds the firms are facing and opted to sell the fund's positions in both names.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       4

"Throughout this relatively volatile period, our strategy was to invest opportunistically by taking advantage of periodic sell-offs in the marketplace to add stocks we saw as offering good growth prospects at a newly more attractive valuation."

What else hampered results?

The fund's biggest individual detractor was Tractor Supply Company, a farm-supply retail chain. Much of the stock's decline came in September, after the company issued a disappointing business forecast. At period end, the fund continued to hold Tractor Supply, as we liked its growth potential and competitive position.

CVS Health Corp. was another source of difficulty for the fund. This consumer retailer and pharmacy benefits management company struggled amid concern that slowing growth of drug prices could reduce its earnings. Against this backdrop, we increased the fund's position, as we thought the stock was attractively valued and continued to offer good long-term potential.

Which stocks were relative contributors?

The biggest individual contributor was online retail giant Amazon.com, Inc., whose shares were up more than 40% for the period. Amazon continued to generate very strong earnings, driven most by Amazon Web Services, the company's cloud computing division.

In the information technology (IT) sector, where we mentioned that stock selection was strong, the fund was helped by its position in QUALCOMM, Inc. Various factors lifted this maker of chips used in mobile-communication devices, including strong earnings and sales growth as well as resolution of a long-standing dispute with Chinese customers surrounding the company's licensing revenues. In addition, late in the period, QUALCOMM's shares rose on rumors that the company might acquire chip producer NXP Semiconductors NV, a Dutch manufacturer and fund holding that itself gained ground on the rumors and added to the fund's relative performance.

What else added value?

Also in the tech sector, the fund benefited from a timely purchase of Palo Alto Networks, Inc. The fund acquired shares of this emerging leader in the IT security market in the summertime at a low point for the stock, amid apparent investor concerns about the company's growth prospects. As the

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       5

period went on, however, investors seemed to become more comfortable with Palo Alto's improving competitive position and large potential market opportunity.

The fund also did very well with its investment in Facebook, Inc. The social networking company continued to produce robust profits, especially from mobile advertising, which has become the largest percentage of Facebook's revenue.

Also adding value was our position in ServiceNow, Inc., a provider of enterprise cloud computing services. ServiceNow has enhanced its product offerings for clients looking to make the shift to cloud-based computing solutions, and during the period, its shares gained ground as investors became more optimistic about the company's prospects.

Where were you investing during the six-month timeframe?

Throughout this relatively volatile period, our strategy was to invest opportunistically by taking advantage of periodic sell-offs in the marketplace to add stocks we saw as offering good growth prospects at a newly more attractive valuation. Palo Alto Networks provided a good example of this theme in action, as we were able to invest in this stock at close to its lowest price since early 2015.

Applying this opportunistic approach, we reduced the fund's holdings in consumer-related sectors, becoming less overweighted, and reinvested the proceeds to other market areas that we believed offered a better risk/reward balance. Most notably, we added meaningfully to the fund's exposure to the information technology and industrials sectors.

TOP 10 HOLDINGS AS OF 9/30/16 (%)

Apple, Inc.	6.4
Amazon.com, Inc.	4.4
Facebook, Inc., Class A	4.3
Microsoft Corp.	4.2
Alphabet, Inc., Class C	3.4
UnitedHealth Group, Inc.	2.8
Comcast Corp., Class A	2.5
The Walt Disney Company	2.4
Alphabet, Inc., Class A	2.4
CVS Health Corp.	2.4
TOTAL	35.2
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       6

As of period end, how were you positioning the fund?

We were content with the fund's positioning, given our expectation for market volatility amid continued global economic challenges, albeit in a period of modest growth. Even in a low-return environment with subdued gains, however, portfolio managers can find individual opportunities. Accordingly, we'll continue looking for stocks offering good growth potential and valuation characteristics while providing a favorable risk/reward trade-off for the fund's shareholders.

At the end of the period, following our stock-by-stock investment approach, the fund's largest sector overweightings were in information technology and consumer discretionary, while its largest relative underweightings were in healthcare, industrials, and materials.

MANAGED BY

W. Shannon Reid, CFA On the fund since 2011 Investing since 1981
David M. Chow, CFA On the fund since 2011 Investing since 1992
Curtis Ifill, CFA On the fund since 2011 Investing since 1996
Jay Zelko On the fund since 2011 Investing since 1987

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A	5.66	13.19	-0.54	81.05
Class C2	9.39	14.04	3.37	87.69
Class I3	11.54	14.80	4.87	93.77
Class R2[2,3]	11.15	14.37	4.66	90.28
Class R4[2,3]	11.40	14.45	4.86	90.97
Class R6[2,3]	11.60	14.56	4.93	91.82
Class NAV[3]	11.60	14.99	4.93	95.28
Index†	13.76	15.57	5.22	99.93

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.12	1.87	0.85	1.26	1.11	0.76	0.74
Net (%)	1.12	1.87	0.85	1.26	1.01	0.74	0.74

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-19-11	18,769	18,769	19,993
Class I3	12-19-11	19,377	19,377	19,993
Class R2[2,3]	12-19-11	19,028	19,028	19,993
Class R4[2,3]	12-19-11	19,097	19,097	19,993
Class R6[2,3]	12-19-11	19,182	19,182	19,993
Class NAV[3]	12-19-11	19,528	19,528	19,993

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower. Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. The returns prior to these dates are those of Class A shares and may be higher or lower than if adjusted to reflect the expenses of any other share classes.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016.

	Account value on 4-1-2016	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,047.00	$5.64	1.10%
Class C	1,000.00	1,043.70	9.48	1.85%
Class I	1,000.00	1,048.70	4.31	0.84%
Class R2	1,000.00	1,046.60	6.11	1.19%
Class R4	1,000.00	1,048.60	4.67	0.91%
Class R6	1,000.00	1,049.30	3.80	0.74%
Class NAV	1,000.00	1,049.30	3.75	0.73%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on April 1, 2016, with the same investment held until September 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 4-1-20165	Ending value on 9-30-2016	Expenses paid during period ended 9-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.60	$5.57	1.10%
Class C	1,000.00	1,015.80	9.35	1.85%
Class I	1,000.00	1,020.90	4.26	0.84%
Class R2	1,000.00	1,019.10	6.02	1.19%
Class R4	1,000.00	1,020.50	4.61	0.91%
Class R6	1,000.00	1,021.40	3.75	0.74%
Class NAV	1,000.00	1,021.40	3.70	0.73%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       11

Fund's investments

As of 9-30-16 (unaudited)
	Shares	Value
Common stocks 96.0%		$1,962,922,302
(Cost $1,543,979,932)
Consumer discretionary 24.2%		495,091,533
Auto components 0.3%
Tenneco, Inc. (I)	115,059	6,704,488
Hotels, restaurants and leisure 3.8%
McDonald's Corp.	365,790	42,197,534
Starbucks Corp.	671,475	36,353,657
Household durables 0.4%
Harman International Industries, Inc.	84,391	7,126,820
Internet and direct marketing retail 5.6%
Amazon.com, Inc. (I)	107,017	89,606,404
The Priceline Group, Inc. (I)	16,377	24,098,592
Media 4.9%
Comcast Corp., Class A	775,274	51,431,677
The Walt Disney Company	535,069	49,686,507
Specialty retail 8.6%
AutoZone, Inc. (I)	32,393	24,888,838
Lowe's Companies, Inc.	448,721	32,402,143
O'Reilly Automotive, Inc. (I)	129,986	36,410,378
The Home Depot, Inc.	318,657	41,004,783
The TJX Companies, Inc.	257,068	19,223,545
Tractor Supply Company	309,734	20,860,585
Textiles, apparel and luxury goods 0.6%
NIKE, Inc., Class B	248,729	13,095,582
Consumer staples 10.1%		205,295,119
Beverages 2.9%
Constellation Brands, Inc., Class A	164,529	27,392,433
Monster Beverage Corp. (I)	85,461	12,546,529
The Coca-Cola Company	466,065	19,723,871
Food and staples retailing 3.0%
Costco Wholesale Corp.	83,015	12,660,618
CVS Health Corp.	547,077	48,684,382
Tobacco 4.2%
Altria Group, Inc.	558,111	35,289,359
Philip Morris International, Inc.	247,223	24,035,020
Reynolds American, Inc.	529,436	24,962,907
Energy 1.0%		20,664,494
Oil, gas and consumable fuels 1.0%
Devon Energy Corp.	319,345	14,086,308
Occidental Petroleum Corp.	90,211	6,578,186

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       12

	Shares	Value
Financials 1.3%		$26,119,555
Banks 0.8%
First Republic Bank	202,435	15,609,763
Capital markets 0.5%
MSCI, Inc.	125,206	10,509,792
Health care 12.9%		263,607,166
Biotechnology 7.2%
Amgen, Inc.	288,074	48,053,624
Biogen, Inc. (I)	75,158	23,526,709
Celgene Corp. (I)	433,259	45,288,563
Gilead Sciences, Inc.	236,699	18,727,625
Vertex Pharmaceuticals, Inc. (I)	121,416	10,588,689
Health care providers and services 2.8%
UnitedHealth Group, Inc.	408,955	57,253,700
Pharmaceuticals 2.9%
Allergan PLC (I)	172,263	39,673,892
Pfizer, Inc.	605,089	20,494,364
Industrials 8.2%		168,353,674
Aerospace and defense 2.1%
Northrop Grumman Corp.	131,263	28,083,719
TransDigm Group, Inc. (I)	49,754	14,384,876
Air freight and logistics 1.1%
FedEx Corp.	124,430	21,735,432
Building products 1.0%
Fortune Brands Home & Security, Inc.	370,638	21,534,068
Industrial conglomerates 1.8%
General Electric Company	650,362	19,263,722
Honeywell International, Inc.	149,784	17,463,317
Machinery 1.1%
Ingersoll-Rand PLC	343,887	23,363,683
Trading companies and distributors 1.1%
HD Supply Holdings, Inc. (I)	704,342	22,524,857
Information technology 35.1%		718,616,966
Communications equipment 2.0%
Cisco Systems, Inc.	685,508	21,744,314
Palo Alto Networks, Inc. (I)	124,255	19,797,549
Internet software and services 10.7%
Alphabet, Inc., Class A (I)	61,664	49,581,556
Alphabet, Inc., Class C (I)	90,638	70,452,011
CoStar Group, Inc. (I)	46,935	10,162,836
Facebook, Inc., Class A (I)	682,200	87,505,794
Shopify, Inc., Class A (I)	36,974	1,586,924

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       13

			Shares	Value
Information technology (continued)
IT services 2.0%
Mastercard, Inc.			138,058	$14,050,163
SourceHOV LLC (I)(R)			510	395,469
Visa, Inc., Class A			312,637	25,855,080
Semiconductors and semiconductor equipment 3.9%
Broadcom, Ltd.			194,684	33,586,884
NXP Semiconductors NV (I)			240,595	24,543,096
QUALCOMM, Inc.			322,888	22,117,828
Software 10.1%
Adobe Systems, Inc. (I)			341,451	37,061,092
Electronic Arts, Inc. (I)			331,802	28,335,891
Microsoft Corp.			1,502,129	86,522,630
salesforce.com, Inc. (I)			433,294	30,906,860
ServiceNow, Inc. (I)			295,202	23,365,238
Technology hardware, storage and peripherals 6.4%
Apple, Inc.			1,159,184	131,045,751
Materials 1.1%				22,405,864
Chemicals 1.1%
PPG Industries, Inc.			216,775	22,405,864
Real estate 2.1%				42,767,931
Equity real estate investment trusts 2.1%
Equinix, Inc.			74,838	26,960,390
QTS Realty Trust, Inc., Class A			299,102	15,807,541
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.6%				$33,112,857
(Cost $33,112,857)
U.S. Government Agency 1.0%				21,530,857
Federal Farm Credit Bank Discount Note	0.150	10-03-16	8,346,000	8,345,930
Federal Home Loan Bank Discount Note	0.100	10-03-16	13,185,000	13,184,927
			Par value^	Value
Repurchase agreement 0.6%				11,582,000
Repurchase Agreement with State Street Corp. dated 9-30-16 at 0.030% to be repurchased at $11,582,029 on 10-3-16, collateralized by $10,720,000 U.S. Treasury Notes, 3.500% due 5-15-20 (valued at $11,818,800, including interest)			11,582,000	11,582,000
Total investments (Cost $1,577,092,789)† 97.6%				$1,996,035,159
Other assets and liabilities, net 2.4%				$49,239,625
Total net assets 100.0%				$2,045,274,784

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       14

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 9-30-16, the aggregate cost of investment securities for federal income tax purposes was $1,578,823,533. Net unrealized appreciation aggregated to $417,211,626, of which $433,654,691 related to appreciated investment securities and $16,443,065 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 9-30-16 (unaudited)

Assets
Investments, at value (Cost $1,577,092,789)	$1,996,035,159
Cash	22,463,047
Receivable for investments sold	33,109,192
Receivable for fund shares sold	222,561
Dividends and interest receivable	1,487,014
Other receivables and prepaid expenses	52,214
Total assets	2,053,369,187
Liabilities
Payable for investments purchased	4,089,807
Payable for fund shares repurchased	3,808,428
Payable to affiliates
Accounting and legal services fees	56,776
Transfer agent fees	38,840
Distribution and service fees	346
Trustees' fees	2,558
Other liabilities and accrued expenses	97,648
Total liabilities	8,094,403
Net assets	$2,045,274,784
Net assets consist of
Paid-in capital	$1,568,953,243
Undistributed net investment income	6,486,777
Accumulated net realized gain (loss) on investments	50,892,394
Net unrealized appreciation (depreciation) on investments	418,942,370
Net assets	$2,045,274,784

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($342,525,518 ÷ 21,340,836 shares)[1]	$16.05
Class C ($16,769,306 ÷ 1,049,006 shares)[1]	$15.99
Class I ($9,845,705 ÷ 609,393 shares)	$16.16
Class R2 ($1,050,490 ÷ 65,004 shares)	$16.16
Class R4 ($238,030 ÷ 14,716.8 shares)	$16.18
Class R6 ($596,996 ÷ 36,890 shares)	$16.18
Class NAV ($1,674,248,739 ÷ 103,479,414 shares)	$16.18
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.89

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       16

STATEMENT OF OPERATIONS  For the six months ended 9-30-16 (unaudited)

Investment income
Dividends	$13,761,399
Interest	75,550
Securities lending	2,295
Total investment income	13,839,244
Expenses
Investment management fees	6,857,195
Distribution and service fees	461,859
Accounting and legal services fees	150,563
Transfer agent fees	200,862
Trustees' fees	18,749
State registration fees	73,413
Printing and postage	36,443
Professional fees	62,301
Custodian fees	120,039
Other	20,275
Total expenses	8,001,699
Less expense reductions	(75,228)
Net expenses	7,926,471
Net investment income	5,912,773
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	34,797,825
Affiliated investments	509
34,798,334
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	53,188,455
Affiliated investments	(328)
53,188,127
Net realized and unrealized gain	87,986,461
Increase in net assets from operations	$93,899,234

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-16	Year ended 3-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$5,912,773	$11,887,127
Net realized gain	34,798,334	45,484,685
Change in net unrealized appreciation (depreciation)	53,188,127	(76,310,354)
Increase (decrease) in net assets resulting from operations	93,899,234	(18,938,542)
Distributions to shareholders
From net investment income
Class A	—	(53,812)
Class I	—	(77,682)
Class R2	—	(111)
Class R4	—	(344)
Class R6	—	(790)
Class NAV	—	(14,002,668)
From net realized gain
Class A	—	(905,789)
Class C	—	(41,821)
Class I	—	(613,676)
Class R2	—	(5,142)
Class R4	—	(5,142)
Class R6	—	(5,142)
Class NAV	—	(91,112,925)
Total distributions	—	(106,825,044)
From fund share transactions	(102,863,941)	(288,801,728)
Issued in reorganization	359,345,631	—
Total from fund share transactions	256,481,690	(288,801,728)
Total increase (decrease)	350,380,924	(414,565,314)
Net assets
Beginning of period	1,694,893,860	2,109,459,174
End of period	$2,045,274,784	$1,694,893,860
Undistributed net investment income	$6,486,777	$574,004

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       18

Financial highlights

Class A Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$15.33		$16.44	$15.50	$12.62	$12.14	$10.00
Net investment income (loss)[3]	0.03		0.03	0.03	(0.04)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.69		(0.24)	2.14	3.46	0.49	2.15
Total from investment operations	0.72		(0.21)	2.17	3.42	0.51	2.14
Less distributions
From net investment income	—		(0.05)	—	—	—	—	[4]
From net realized gain	—		(0.85)	(1.23)	(0.54)	(0.03)	—
Total distributions	—		(0.90)	(1.23)	(0.54)	(0.03)	—	[4]
Net asset value, end of period	$16.05		$15.33	$16.44	$15.50	$12.62	$12.14
Total return (%)[5,6]	4.70	[7]	(1.45)	14.68	27.27	4.25	21.41	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$343		$18	$18	$10	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	[8]	1.19	1.33	1.51	2.01	2.05	[8]
Expenses including reductions	1.10	[8]	1.18	1.30	1.30	1.30	1.30	[8]
Net investment income (loss)	0.35	[8]	0.20	0.16	(0.29)	0.18	(0.32	) [8]
Portfolio turnover (%)	44		90	109	91	100	26

1	Six months ended 9-30-16. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       19

Class C Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.32		$16.51	$16.49
Net investment loss[3]	(0.03)		(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.70		(0.25)	1.29
Total from investment operations	0.67		(0.34)	1.25
Less distributions
From net realized gain	—		(0.85)	(1.23)
Total distributions	—		(0.85)	(1.23)
Net asset value, end of period	$15.99		$15.32	$16.51
Total return (%)[4,5]	4.37	[6]	(2.24)	8.20	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$17		$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	[7]	2.50	7.03	[7]
Expenses including reductions	1.85	[7]	1.94	2.05	[7]
Net investment loss	(0.40	) [7]	(0.54)	(0.42	) [7]
Portfolio turnover (%)	44		90	109	[8]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class C shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       20

Class I Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$15.41		$16.53	$15.58	$12.67	$12.16	$10.00
Net investment income[3]	0.04		0.08	0.10	0.01	0.06	—	[4]
Net realized and unrealized gain (loss) on investments	0.71		(0.24)	2.14	3.47	0.50	2.16
Total from investment operations	0.75		(0.16)	2.24	3.48	0.56	2.16
Less distributions
From net investment income	—		(0.11)	(0.06)	(0.03)	(0.02)	—	[4]
From net realized gain	—		(0.85)	(1.23)	(0.54)	(0.03)	—
Total distributions	—		(0.96)	(1.29)	(0.57)	(0.05)	—	[4]
Net asset value, end of period	$16.16		$15.41	$16.53	$15.58	$12.67	$12.16
Total return (%)[5]	4.87	[6]	(1.17)	15.07	27.68	4.62	21.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$10	$12	$2	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[8]	0.90	1.50	2.62	5.88	11.44	[8]
Expenses including reductions	0.84	[8]	0.88	0.94	0.94	0.94	0.94	[8]
Net investment income	0.51	[8]	0.50	0.62	0.09	0.51	0.14	[8]
Portfolio turnover (%)	44		90	109	91	100	26

1	Six months ended 9-30-16. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       21

Class R2 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.44		$16.55	$16.50
Net investment income[3]	0.02		0.01	—	[4]
Net realized and unrealized gain (loss) on investments	0.70		(0.25)	0.05
Total from investment operations	0.72		(0.24)	0.05
Less distributions
From net investment income	—		(0.02)	—
From net realized gain	—		(0.85)	—
Total distributions	—		(0.87)	—
Net asset value, end of period	$16.16		$15.44	$16.55
Total return (%)[5]	4.66	[6]	(1.63)	0.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	[8]	4.73	15.09	[8]
Expenses including reductions	1.19	[8]	1.32	13.96	[8]
Net investment income	0.25	[8]	0.06	—	[8,9]
Portfolio turnover (%)	44		90	109	[10]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	Less than 0.005%.
10	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       22

Class R4 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.43		$16.55	$16.50
Net investment income[3]	0.04		0.04	—	[4]
Net realized and unrealized gain (loss) on investments	0.71		(0.25)	0.05
Total from investment operations	0.75		(0.21)	0.05
Less distributions
From net investment income	—		(0.06)	—
From net realized gain	—		(0.85)	—
Total distributions	—		(0.91)	—
Net asset value, end of period	$16.18		$15.43	$16.55
Total return (%)[5]	4.86	[6]	(1.47)	0.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	[8]	4.73	15.09	[8]
Expenses including reductions	0.91	[8]	1.13	1.18	[8]
Net investment income	0.51	[8]	0.25	0.18	[8]
Portfolio turnover (%)	44		90	109	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       23

Class R6 Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.42		$16.55	$16.50
Net investment income[3]	0.05		0.10	—	[4]
Net realized and unrealized gain (loss) on investments	0.71		(0.25)	0.05
Total from investment operations	0.76		(0.15)	0.05
Less distributions
From net investment income	—		(0.13)	—
From net realized gain	—		(0.85)	—
Total distributions	—		(0.98)	—
Net asset value, end of period	$16.18		$15.42	$16.55
Total return (%)[5]	4.93	[6]	(1.09)	0.30	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[8]	4.75	15.91	[8]
Expenses including reductions	0.74	[8]	0.73	0.81	[8]
Net investment income	0.66	[8]	0.65	0.63	[8]
Portfolio turnover (%)	44		90	109	[9]

1	Six months ended 9-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the period.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 4-1-14 to 3-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       24

Class NAV Shares Period ended	9-30-16	[1]	3-31-16	3-31-15	3-31-14	3-31-13	3-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$15.42		$16.55	$15.58	$12.67	$12.16	$10.00
Net investment income[3]	0.05		0.10	0.12	0.04	0.08	—	[4]
Net realized and unrealized gain (loss) on investments	0.71		(0.25)	2.17	3.47	0.50	2.16
Total from investment operations	0.76		(0.15)	2.29	3.51	0.58	2.16
Less distributions
From net investment income	—		(0.13)	(0.09)	(0.06)	(0.04)	—	[4]
From net realized gain	—		(0.85)	(1.23)	(0.54)	(0.03)	—
Total distributions	—		(0.98)	(1.32)	(0.60)	(0.07)	—	[4]
Net asset value, end of period	$16.18		$15.42	$16.55	$15.58	$12.67	$12.16
Total return (%)[5]	4.93	[6]	(1.09)	15.43	27.88	4.80	21.63	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,674		$1,666	$2,078	$1,452	$1,013	$336
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	[7]	0.74	0.72	0.74	0.78	0.85	[7]
Expenses including reductions	0.73	[7]	0.74	0.72	0.73	0.78	0.85	[7]
Net investment income	0.65	[7]	0.64	0.72	0.26	0.71	0.15	[7]
Portfolio turnover (%)	44		90	109	91	100	26

1	Six months ended 9-30-16. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 3-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       25

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       26

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2016, by major security category or type:

	Total value at 9-30-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$495,091,533	$495,091,533	—	—
Consumer staples	205,295,119	205,295,119	—	—
Energy	20,664,494	20,664,494	—	—
Financials	26,119,555	26,119,555	—	—
Health care	263,607,166	263,607,166	—	—
Industrials	168,353,674	168,353,674	—	—
Information technology	718,616,966	718,221,497	—	$395,469
Materials	22,405,864	22,405,864	—	—
Real estate	42,767,931	42,767,931	—	—
Short-term investments	33,112,857	—	$33,112,857	—
Total investments in securities	$1,996,035,159	$1,962,526,833	$33,112,857	$395,469

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       27

value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the six months ended September 30, 2016, the fund had no borrowings under either line of credit. Commitment fees for the six months ended September 30, 2016 were $2,913.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       28

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to July 1, 2016, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.05%, 1.43%, and 1.18% for Class C, Class R2, and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and short dividend expense.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets. The expense limitation expires on June 30, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       29

For the six months ended September 30, 2016, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$11,602	Class R4	$8
Class C	565	Class R6	46
Class I	334	Class NAV	62,530
Class R2	35	Total	$75,120

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2016 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fees	Class	Rule 12b-1 fee	Service fees
Class A	0.25%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $108 for Class R4 shares for the six months ended September 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $85,326 for the six months ended September 30, 2016. Of this amount, $23,355 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $56,409 was paid as sales commissions to broker-dealers and $5,562 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2016, CDSCs received by the Distributor amounted to $636 and $858 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       30

Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$384,587	$186,735
Class C	74,945	9,095
Class I	—	4,901
Class R2	2,043	80
Class R4	284	19
Class R6	—	32
Class NAV	—	—
Total	$461,859	$200,862

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2016 and for the year ended March 31, 2016 were as follows:

		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	369,374	$5,781,890	527,971	$8,398,745
Issued in reorganization (Note 10)	21,468,382	331,978,464	—	—
Distributions reinvested	—	—	60,658	959,600
Repurchased	(1,682,296)	(26,486,288)	(480,948)	(7,650,606)
Net increase	20,155,460	$311,274,066	107,681	$1,707,739
Class C shares
Sold	28,757	$447,044	48,784	$771,679
Issued in reorganization (Note 10)	1,055,831	16,315,435	—	—
Distributions reinvested	—	—	2,596	41,145
Repurchased	(91,904)	(1,433,646)	(44,509)	(699,509)
Net increase	992,684	$15,328,833	6,871	$113,315
Class I shares
Sold	326,010	$5,204,147	98,491	$1,567,114
Issued in reorganization (Note 10)	281,166	4,371,431	—	—
Distributions reinvested	—	—	43,509	691,359
Repurchased	(637,024)	(9,917,692)	(245,410)	(3,856,027)
Net decrease	(29,848)	($342,114)	(103,410)	($1,597,554)

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		Six months ended 9-30-16		Year ended 3-31-16
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	7,374	$117,765	—	—
Issued in reorganization (Note 10)	58,403	909,678	—	—
Repurchased	(6,834)	(110,522)	—	—
Net increase	58,943	$916,921	—	—
Class R4 shares
Sold	120	$1,892	—	—
Issued in reorganization (Note 10)	8,608	134,034	—	—
Repurchased	(73)	(1,146)	—	—
Net increase	8,655	$134,780	—	—
Class R6 shares
Sold	27,237	$433,041	—	—
Issued in reorganization (Note 10)	362,123	5,636,589	—	—
Repurchased	(358,531)	(5,580,988)	—	—
Net increase	30,829	$488,642	—	—
Class NAV shares
Sold	1,554,681	$24,804,265	345,929	$5,468,712
Distributions reinvested	—	—	6,611,043	105,115,593
Repurchased	(6,086,734)	(96,123,703)	(24,558,115)	(399,609,533)
Net decrease	(4,532,053)	($71,319,438)	(17,601,143)	($289,025,228)
Total net increase (decrease)	16,684,670	$256,481,690	(17,590,001)	($288,801,728)

Affiliates of the fund owned 26%, 79%, 16% and 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on September 30, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $845,649,686 and $926,142,295, respectively, for the six months ended September 30, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2016, funds within the John Hancock group of funds complex held 81.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Growth Portfolio	22.7%

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Fund	Affiliated concentration
John Hancock Lifestyle Balanced Portfolio	16.2%
John Hancock Lifestyle Growth MVP	13.2%
John Hancock Lifestyle Aggressive Portfolio	8.8%
John Hancock Lifestyle Balanced MVP	7.3%

Note 9 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at September 30, 2016:

Issuer, description	Original acquisition date*	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 9-30-16
SourceHOV LLC	10-31-14	$4,726,919	510	510	0.02%	$395,469

*Original acquisition date represents date security was acquired by John Hancock Select Growth Fund. On April 22, 2016, the security was acquired at value in connection with acquisition of John Hancock Select Growth Fund. See Note 10.

Note 10 — Reorganization

On March 30, 2016, the shareholders of John Hancock Select Growth Fund (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the fund (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio's shareholders of such Acquiring Portfolio's shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio's identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 22, 2016. The following outlines the reorganization:

Acquiring portfolio	Acquired portfolio	Net asset value of the acquired portfolio	Appreciation of the acquired portfolio investment	Shares redeemed by the acquired portfolio	Shares issued by the acquiring portfolio	Acquiring portfolio net assets prior to combination	Acquiring portfolio total net assets after combination
Strategic Growth Fund	Select Growth Fund	$359,345,631	$15,546,164	18,553,593	23,234,512	$1,692,096,430	$2,051,442,061

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio's Statement of operations at September 30, 2016. See Note 5 for capital shares issued in connection with the above referenced reorganization.

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Assuming the acquisition had been completed on April 1, 2016, the beginning of the reporting period, the Acquiring Portfolio's pro forma results of operations for the year ended September 30, 2016 are as follows:

Net investment income	$5,789,454
Net realized and unrealized gain (loss)	106,954,735
Increase (decrease) in net assets from operations	112,744,189

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock Strategic Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average for the three-year period ended December

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31, 2015 and underperformed its peer group average for the one-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

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(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       38

staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF322366	393SA 9/16 11/16

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(1)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 11, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	November 11, 2016